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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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SYSCO CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

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SYSCO CORPORATION
1390 ENCLAVE PARKWAY
HOUSTON, TEXAS 77077-2099
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 11, 2005
To the Stockholders of Sysco Corporation:
      The Annual Meeting of Stockholders of Sysco Corporation, a Delaware corporation, will be held on Friday, November 11, 2005 at 10:00 a.m. at The Houstonian Hotel located at 111 North Post Oak Lane, Houston, Texas 77024, for the following purposes:

1. To elect four directors;

2.	To ratify the appointment of Ernst & Young LLP as SYSCO’s independent accountants for fiscal 2006;

3.	To approve the 2005 Management Incentive Plan;

4.	To approve the payment of compensation to certain executive officers pursuant to the 2000 Management Incentive Plan so that the deductibility of such compensation will not be limited by Section 162(m) of the Internal Revenue Code;

5.	To approve the 2005 Non-Employee Directors Stock Plan; and

6.	To transact any other business as may properly be brought before the meeting or any adjournment thereof.
      Only stockholders of record at the close of business on September 13, 2005 will be entitled to receive notice of and to vote at the Annual Meeting. You may inspect a list of stockholders of record at the Company’s offices during regular business hours during the 10-day period before the Annual Meeting. You may also inspect this list at the Annual Meeting.
      We hope you will be able to attend the Annual Meeting in person. Whether or not you plan to attend in person, we urge you to promptly vote your shares by telephone, by the Internet or by returning the enclosed proxy card in order that your vote may be cast at the Annual Meeting.

By Order of the Board of Directors

Richard J. Schnieders
Chairman of the Board, Chief
Executive Officer and President
October 3, 2005

PROXY STATEMENT
ELECTION OF DIRECTORS ITEM NO. 1 ON THE PROXY CARD
CERTAIN RELATIONSHIPS
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
STOCK OWNERSHIP
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS ITEM NO. 2 ON THE PROXY CARD
PROPOSAL TO APPROVE THE 2005 MANAGEMENT INCENTIVE PLAN ITEM NO. 3 ON THE PROXY CARD
PROPOSAL TO APPROVE COMPENSATION TO BE PAID TO CERTAIN EXECUTIVE OFFICERS UNDER THE 2000 MANAGEMENT INCENTIVE PLAN ITEM NO. 4 ON THE PROXY CARD
PROPOSAL TO APPROVE THE 2005 NON-EMPLOYEE DIRECTORS STOCK PLAN ITEM NO. 5 ON THE PROXY CARD
STOCKHOLDER PROPOSALS
SYSCO CORPORATION AUDIT COMMITTEE CHARTER
SYSCO CORPORATION 2005 MANAGEMENT INCENTIVE PLAN
SYSCO CORPORATION 2005 NON-EMPLOYEE DIRECTORS STOCK PLAN

SYSCO CORPORATION
1390 ENCLAVE PARKWAY
HOUSTON, TEXAS 77077-2099
PROXY STATEMENT
2005 ANNUAL MEETING OF STOCKHOLDERS
October 3, 2005
Information About Attending the Annual Meeting
      Our Annual Meeting will be held on Friday, November 11, 2005, at 10:00 a.m. at The Houstonian Hotel located at 111 North Post Oak Lane, Houston, Texas 77024.
Information About This Proxy Statement
      We sent you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. We began mailing these proxy materials to stockholders on or about October 3, 2005.
Who Can Vote
      You can vote at the Annual Meeting if you owned shares at the close of business on September 13, 2005. You are entitled to one vote for each share you owned on that date on each matter presented at the Annual Meeting.
      On September 13, 2005, there were 626,300,461 shares of Common Stock outstanding. All of our current directors and executive officers (26 persons) owned an aggregate of 2,381,123 shares, which was less than 1% of our outstanding stock as of September 13, 2005. We expect that these individuals will vote their shares in favor of electing the four nominees named below, for ratification of the appointment of the independent accountants, for approving the 2005 Management Incentive Plan, for approving compensation payments to certain executive officers under the 2000 Management Incentive Plan, and for approving the 2005 Non-Employee Directors Stock Plan.
How to Vote
      You may vote your shares as follows:

•	in person at the Annual Meeting;

•	by telephone (see the enclosed proxy card for instructions);

•	by Internet (see the enclosed proxy card for instructions); or

•	by mail by signing, dating and mailing the enclosed proxy card.
      If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for director, and you may abstain with respect to any other matter or specify whether your shares should be voted for or against the ratification of the appointment of the independent accountants, for or against approval of the 2005 Management Incentive Plan, for or against payment of compensation to certain executive officers under the 2000 Management Incentive Plan, and for or against approval of the 2005 Non-Employee Directors Stock Plan.
      If you sign and return your proxy card without indicating your voting instructions, your shares will be voted FOR the election of the four nominees for director, FOR the ratification of the appointment of Ernst & Young as independent accountants for fiscal 2006, FOR the 2005 Management Incentive Plan, FOR the payment of compensation to certain executive officers under the 2000 Management Incentive Plan, and FOR the 2005 Non-Employee Directors Stock Plan.
      If your shares are not registered in your own name and you plan to attend the Annual Meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a proxy executed in your favor and bring it to the Annual Meeting in order to vote.
How to Revoke or Change Your Vote
      You may revoke or change your proxy at any time before it is exercised by:

•	delivering written notice of revocation to SYSCO’s Corporate Secretary in time for him to receive it before the Annual Meeting;

•	voting again by telephone, Internet or mail; or

•	voting in person at the Annual Meeting.
      The last vote that we receive from you will be the vote that is counted.
Broker Non-Votes
      A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.
Quorum Requirement
      A quorum is necessary to hold a valid meeting. A quorum will exist if the holders of at least 35% of all the shares entitled to vote at the meeting are present in person or by proxy. Abstentions and broker non-votes are counted as present for establishing a quorum.
Votes Necessary for Action to be Taken
      Four directors will be elected at the meeting by a plurality of all the votes cast at the meeting, meaning that the four nominees in Class I with the most votes will be elected. The affirmative vote of a majority of all of the votes cast is required to approve the ratification of the appointment of the independent accountants, the 2005 Management Incentive Plan, the payment of compensation to certain executive officers under the 2000 Management Incentive Plan, and the 2005 Non-Employee Directors Stock Plan. In addition, NYSE rules require that at least 50% of the shares outstanding on September 13, 2005 actually cast a vote (either for, against or abstain) with respect to the proposals to approve the 2005 Management Incentive Plan and 2005 Non-Employee Directors Stock Plan. Broker non-votes are not votes “cast” for this purpose. Abstentions are not counted for purposes of the election of directors, but will have the effect of a vote “against” the other proposals. Broker non-votes will have no effect on the election of directors and will be disregarded with respect to all other proposals.
Who Will Count Votes
      We will appoint one or more Inspectors of Election who will determine the number of shares outstanding, the voting power of each, the number of shares represented at the Annual Meeting, the existence of a quorum and whether or not the proxies and ballots are valid and effective.
      The Inspectors of Election will determine, and retain for a reasonable period a record of the disposition of, any challenges and questions arising in connection with the right to vote and will count all votes and ballots cast for and against and any abstentions with respect to all proposals and will determine the results of each vote.

Cost of Proxy Solicitation
      We will pay the cost of solicitation of proxies including preparing, printing and mailing this proxy statement. We will authorize banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of proxy materials and will reimburse them for their costs in sending the materials.
      We have retained Georgeson Shareholder to help us solicit proxies from these entities and certain individual stockholders, in writing or by telephone, at an estimated fee of $11,000 plus reimbursement for their out-of-pocket expenses.
Receiving Proxy Materials on the Internet
      Registered stockholders may sign up on the Internet to receive future proxy materials and other stockholder communications on the Internet instead of by mail. This will reduce our printing and postage costs. In order to receive the communications electronically, you must have an e-mail account, access to the Internet through an Internet service provider and a web browser that supports secure connections. You can access the Internet site at www.econsent.com/syy for additional information and to sign up. You will be asked to enter the number of your stock account with our transfer agent, EquiServe Trust Company, N.A. That number is shown on dividend checks, on stock certificates and on your proxy card. After you have provided identification and transmitted your e-mail address, the transfer agent will send you an e-mail message confirming your acceptance of electronic stockholder communications.
      When proxy materials for next year’s Annual Meeting are ready for distribution, those who have accepted electronic receipt will receive e-mail notice of their control numbers and the Internet site for viewing proxy materials and for voting. Acceptance of electronic receipt will remain in effect until it is withdrawn. You can withdraw your consent or change your e-mail address by following the procedures at the above-referenced Internet site.
      Many brokerage firms and banks are also offering electronic proxy materials to their clients. If you are a beneficial owner of SYSCO stock that is held for you by a broker or bank, you should contact that broker or bank to find out whether this service is available to you.
Other Matters
      We do not know of any matter that will be presented at the Annual Meeting other than the election of directors and the proposals discussed in this proxy statement. However, if any other matter is properly presented at the Annual Meeting, your proxies will act on such matter in their best judgment.
Annual Report
      A copy of our 2005 Annual Report to Shareholders, including our Annual Report on Form 10-K for fiscal 2005, without exhibits and as filed with the SEC, is being mailed with this proxy statement. We will furnish additional copies of our Annual Report without charge upon your written request if you are a record or beneficial owner of Common Stock whose proxy we are soliciting in connection with the Annual Meeting. Please address requests for a copy of the Annual Report to the Investor Relations Department, SYSCO Corporation, 1390 Enclave Parkway, Houston, Texas 77077-2099. The Annual Report on Form 10-K is also available on our website under “SEC Filings” at www.sysco.com/investor/investor.html.
ELECTION OF DIRECTORS
ITEM NO. 1 ON THE PROXY CARD
      The Board of Directors is currently divided into three classes of four, three and four directors each. The directors in each class serve for a three-year term. A different class is elected each year to succeed the directors whose terms are expiring. Thomas E. Lankford retired from the board in July 2005 and the size of the board was reduced from 12 to its current size of 11.

      The Board of Directors has nominated the following four persons for election as directors in Class I to serve for three-year terms or until their successors are elected and qualified:

•	Judith B. Craven

•	Richard G. Merrill

•	Phyllis S. Sewell

•	Richard G. Tilghman
      All of the nominees are currently serving as directors of SYSCO. All of the nominees have consented to serve if elected. Although management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as a director at the time of the election, the proxies will vote for any nominee who is designated by the present Board of Directors to fill the vacancy.
      Set forth below is biographical information for each nominee for election as a director at the 2005 Annual Meeting:
      Judith B. Craven, M.D., 59, has served as a director of SYSCO since 1996. Dr. Craven served as President of the United Way of the Texas Gulf Coast from 1992 until her retirement in September 1998. Dr. Craven is also a director of Belo Corporation, Luby’s Cafeterias, Inc., Sun America Funds and VALIC. She is also a Regent for the University of Texas. Dr. Craven is a member of the Corporate Governance and Nominating Committee and the Finance Committee.
      Richard G. Merrill, 74, has served as a director of SYSCO since 1983. Currently retired, he formerly served as Executive Vice President of The Prudential Insurance Company of America. Mr. Merrill is Chairman of the Compensation and Stock Option Committee and is also a member of the Audit Committee and Executive Committee.
      Phyllis S. Sewell, 74, has served as a director of SYSCO since 1991. Currently retired, she formerly served as Senior Vice President of Federated Department Stores, Inc. Mrs. Sewell is a member of the Compensation and Stock Option Committee and Corporate Governance and Nominating Committee.
      Richard G. Tilghman, 65, has served as a director of SYSCO since November 2002. Mr. Tilghman served as Vice Chairman and Director of SunTrust Banks from 1999 until his retirement in 2000. He served as Chairman and Chief Executive Officer of Crestar Financial Corporation, a bank holding company, from 1986 until 1999. Mr. Tilghman is Chairman of the Audit Committee and is also a member of the Compensation and Stock Option Committee and the Executive Committee.
The Board of Directors recommends a vote FOR the nominees listed above.
      The following Class II directors are serving terms that expire in 2006:
      Jonathan Golden, 68, has served as a director of SYSCO since 1984. Mr. Golden is a partner of Arnall Golden Gregory LLP, counsel to SYSCO. Mr. Golden is a member of the Executive Committee and the Finance Committee.
      Joseph A. Hafner, Jr., 60, has served as a director of SYSCO since November 2003. He is chairman of Riviana Foods, Inc., a position he has held since March 2005. He served as president and chief executive officer of Riviana from 1984 until March 2005. Mr. Hafner is Chairman of the Finance Committee and is also a member of the Audit Committee and the Executive Committee.
      Richard J. Schnieders, 57, has served as a director of SYSCO since 1997. Mr. Schnieders has served as Chairman and Chief Executive Officer of SYSCO since January 2003. He assumed the additional role of President in July 2005. Mr. Schnieders previously served as President from July 2000 through December 2002 and as Chief Operating Officer from January 2000 through December 2002. Mr. Schnieders served as Executive Vice President, Foodservice Operations from January 1999 to July 2000 and as Senior Vice President, Merchandising Services and Multi-Unit Sales from 1997 until January 1999. From 1992 until 1997, he served as Senior Vice President, Merchandising Services. From 1988 until 1992, Mr. Schnieders served as

President and Chief Executive Officer of Hardin’s-Sysco Food Services, LLC. He has been employed by SYSCO since 1982. Mr. Schnieders also serves as a director of Aviall, Inc. Mr. Schnieders is Chairman of the Executive Committee and is also a member of the Finance Committee and the Employee Benefits Committee.
      The following Class III directors are serving terms that expire in 2007:
      Colin G. Campbell, 69, has served as a director of SYSCO since 1989. Mr. Campbell is Chairman, President and Chief Executive Officer of the Colonial Williamsburg Foundation, a private operating foundation. He also serves as a director of Pitney Bowes Inc. and Rockefeller Financial Services, Inc. From 1988 to 2000, Mr. Campbell served as the President of Rockefeller Brothers Fund. Mr. Campbell is Chairman of the Corporate Governance and Nominating Committee and is also a member of the Compensation and Stock Option Committee and the Executive Committee.
      John M. Cassaday, 52, has served as a director of SYSCO since November 2004. He is president and chief executive officer of Corus Entertainment, Inc., a media and entertainment company based in Canada, a position he has held since September 1999. He also serves as a director of Corus and Manulife Financial Corporation. Mr. Cassaday is a member of the Audit Committee and the Finance Committee.
      John K. Stubblefield, Jr., 59, has served as a director of SYSCO since January 2003. Mr. Stubblefield is Executive Vice President, Finance and Chief Financial Officer, a position he has held since January 2005. He served as Executive Vice President, Finance and Administration from January 2000 until January 2005. He served as Senior Vice President, Finance and Administration from 1998 to January 2000 and as Senior Vice President, Controller and Chief Financial Officer from 1994 to 1998. He served as Vice President and Controller from 1992 to 1993 and as Senior Vice President and Controller from 1993 to 1994. He served as Vice President of Finance of Nobel/ SYSCO Food Services Company from 1986 to 1992 and as Controller of SYSCO’s Houston subsidiary from 1984 until 1986. Mr. Stubblefield is a member of the Employee Benefits Committee.
      Jackie M. Ward, 67, has served as a director of SYSCO since September 2001. Currently retired, Ms. Ward founded in 1968, and later served as Chairman, President and Chief Executive Officer of, Computer Generation Incorporated, which was acquired in December 2000 by Intec Telecom Systems PLC, a software company based in the United Kingdom. Ms. Ward is a director of Bank of America, Equifax Inc., Flowers Foods, Inc., Sanmina-SCI Corporation and WellPoint, Inc. Ms. Ward is a member of the Compensation and Stock Option Committee and the Corporate Governance and Nominating Committee.
      Unless otherwise noted, the persons named above have been engaged in the principal occupations shown for the past five years or longer.
Director Compensation

2005 Compensation
      During fiscal 2005, our non-employee directors received the following compensation, in addition to the expense reimbursements discussed below:

	Annual Retainer		Meeting Attendance Fees		Options	Retainer Shares
Name	($)		($)		(#)	(#)

Campbell	$67,500	(3)	$22,000		8,000	—
Cassaday	30,000	(3)	9,000		8,000	4,000
Craven	60,000	(1)(3)	13,000		8,000	—
Golden	60,000	(1)(3)	8,000	(2)	8,000	—
Hafner	65,000	(1)(3)	21,000	(2)	8,000	—
Merrill	67,500	(1)(3)	26,500	(2)	8,000	—
Sewell	60,000	(1)(3)	15,000	(2)	8,000	—
Tilghman	67,500	(3)	28,000		8,000	—
Ward	60,000	(1)(3)	16,000	(2)	8,000	—

(1)	One-half of these retainer fees were deferred under the Directors Deferred Compensation Plan.

(2)	All of these meeting attendance fees were deferred under the Directors Deferred Compensation Plan.

(3)	All of the non-employee directors elected to receive 50% of their retainer fees in the form of common stock. The Company issued one additional share for every two elected shares. Amounts shown do not reflect the value of the additional shares.

Fees
      We pay non-employee directors who serve as committee chairpersons $70,000 per year and all other non-employee directors $60,000 per year plus reimbursement of expenses for all services as a director, including committee participation or special assignments. Directors are encouraged to have their spouses accompany them to dinners and other functions held in connection with board meetings, and the company pays, either directly or through reimbursement, all expenses associated with their travel to and attendance at these business-related functions.
      In addition to the annual retainer, non-employee directors receive the following fees for attendance at meetings:

•	For committee meetings held in conjunction with regular Board meetings, committee chairmen who attend in person (or who participate by telephone because of illness or the inability to travel) will receive $1,500 and committee members who attend in person (or who participate by telephone because of illness or the inability to travel) will receive $1,000;

•	For special committee meetings (not held in conjunction with regular Board meetings), committee chairmen who attend in person or who participate by telephone will receive $1,500 and committee members who attend in person or who participate by telephone will receive $1,000; and

•	For special Board meetings, all non-employee directors who attend in person or who participate by telephone will receive $1,000.

Directors Deferred Compensation Plan
      Non-employee directors may defer all or a portion of their annual retainer and meeting attendance fees under the Directors Deferred Compensation Plan. Non-employee directors may choose from a variety of investment options, including Moody’s Average Corporate Bond Yield plus 1%, with respect to amounts deferred. Such deferred amounts will be credited with investment gains or losses until the non-employee director’s retirement from the Board or until the occurrence of certain other events.

Non-Employee Directors Stock Plan
      In May 1998, the Board of Directors adopted, and our stockholders subsequently approved, the SYSCO Non-Employee Directors Stock Plan. The Plan was amended in 2001, and shareholders are being asked to approve a new plan at the 2005 Annual Meeting. If the new proposed plan is approved, no further grants will be made under the current plan. The new proposed plan is described in more detail beginning on page 43. All historical data with respect to grants of stock options under our benefit plans contained in this Proxy Statement has been adjusted to reflect stock splits.
      Options. Under the current plan, non-employee directors are eligible to receive stock options if, for the immediately preceding fiscal year, we have achieved after-tax basic earnings per share of 10% over the previous year. Non-employee directors will continue to be eligible to receive stock options under the new proposed plan if it is approved; however, there will be no performance requirement. The size of individual grants and vesting terms will be set by the Board at the time of grant. If the new proposed plan is approved, each non-employee member of the Board will receive a grant of 3,500 options in November 2005. These options are expected to vest over a three-year period and will have a seven-year term. The exercise price will be determined on the date of grant based on the fair market value of the shares subject to the option on the date of grant.

      In fiscal 2005, we granted options to purchase an aggregate of 72,000 shares to nine non-employee directors. These options have a weighted average exercise price of $33.10, vest ratably over a five-year period and expire seven years after the date of grant.
      Elected Shares. The current plan also permits each non-employee director to elect to receive up to one-half of his or her annual retainer in Common Stock, in which case we will provide a matching grant of 50% of the number of shares received as a portion of the retainer.
      Retainer Shares. Under the current plan, each newly elected director who has not previously received a retainer award is granted a one-time retainer award of 4,000 shares. These shares vest in thirds every other year during a six-year period based on increases in earnings per share. Any retainer shares that have not vested as of the sixth anniversary of the date of grant are forfeited. Mr. Cassaday received a retainer stock award of 4,000 shares upon his election to the Board on November 12, 2004.
      Under the new proposed plan, retainer awards for newly elected directors will consist of 6,000 shares and will vest ratably over a three-year period without regard to performance.
      Restricted Stock. Under the new proposed plan, the Board will be authorized to issue restricted stock to non-employee directors on terms set forth in the plan. If the new proposed plan is approved, each non-employee member of the Board will receive a grant of 3,000 restricted shares in November 2005. These restricted shares will vest ratably over a three-year period.
      No other compensation was paid for director services during the fiscal year ended July 2, 2005. See “Certain Relationships.”
Board Meetings and Attendance
      The Board of Directors held six meetings during fiscal 2005 and all directors attended 75% or more of the aggregate of:

•	the total number of meetings of the Board of Directors, and

•	the total number of meetings held by all committees of the Board on which he or she served during fiscal 2005.
      It is the policy of the Board that all directors attend the Annual Meeting of Stockholders. In fiscal 2005, all directors attended the Annual Meeting.
Committees of the Board
      The following directors serve on the committees indicated:

			Compensation and		Corporate Governance
	Audit		Stock Option		and Nominating
Name	Committee		Committee		Committee

Colin G. Campbell			x		x	*
John M. Cassaday	x
Judith B. Craven					x
Joseph A. Hafner, Jr.	x
Richard G. Merrill	x		x	*
Phyllis S. Sewell			x		x
Richard G. Tilghman	x	*	x
Jackie M. Ward			x		x

*	Chairman of the Committee

      The Audit Committee held 12 meetings during fiscal 2005. The function of the Audit Committee includes oversight of various auditing and accounting matters, including the selection of our independent public accountants, the scope of the audit procedures, the nature of all audit and non-audit services to be performed, the fees to be paid to the independent public accountants, the performance of our independent public accountants and our accounting practices and policies.
      The Compensation and Stock Option Committee held seven meetings during fiscal 2005. The function of the Compensation and Stock Option Committee is to evaluate and determine the annual compensation of the Chief Executive Officer, to consider the annual compensation of executive officers, and to oversee the administration of SYSCO’s Management Incentive Plan, stock incentive and option plans, the 2004 Long-Term Incentive Cash Plan, the Supplemental Performance Based Bonus Plan and other executive benefit plans.
      The Corporate Governance and Nominating Committee held five meetings during fiscal 2005. The function of the Corporate Governance and Nominating Committee is to propose directors, committee members and officers for election or reelection, to evaluate (in conjunction with the Compensation and Stock Option Committee) the performance of the Chief Executive Officer, to review the performance of the members of the Board and its committees, to consider the annual compensation of non-employee directors, and to review and make recommendations regarding the organization and effectiveness of the Board and its committees, the establishment of corporate governance principles, the conduct of meetings, succession planning and SYSCO’s governing documents.
      The Board of Directors also has a Finance Committee which held five meetings during fiscal 2005. The function of the Finance Committee is to assist the Board in satisfying its fiduciary responsibilities relating to financial performance and financial planning of the Company in pursuing its financial objectives. The Committee reviews policies regarding capital structure, dividends and liquidity; reviews risk assessment and risk management policies; reviews and recommends the sale or issuance of equity and certain debt securities; reviews acquisitions and financing alternatives; reviews and approves certain capital expenditures; and establishes and monitors high-level investment and funding objectives and investment performance and funding of the Company’s tax-qualified retirement and non-qualified benefit plans. The Finance Committee is chaired by Joseph A. Hafner, Jr., and its members include Mr. Cassaday, Dr. Craven, Mr. Golden and Mr. Schnieders.
      The Board of Directors also has an Executive Committee which held one meeting during fiscal 2005. The Executive Committee is authorized to exercise all of the powers of the Board when necessary, to the extent permitted by applicable law. The Executive Committee is chaired by Mr. Schnieders and its members include Mr. Campbell, Mr. Golden, Mr. Hafner, Mr. Merrill and Mr. Tilghman.
      The Board of Directors also has an Employee Benefits Committee that oversees the maintenance and administration of the Corporation’s employee stock purchase, welfare benefit, and tax-qualified retirement plans. Messrs. Schnieders and Stubblefield serve as members of this Committee.
      Current copies of the charters for the Audit Committee, the Compensation and Stock Option Committee, the Corporate Governance and Nominating Committee and the Finance Committee are published on the Company’s website at www.sysco.com/investor/governance.html and are available in print by writing to the Investor Relations Department, SYSCO Corporation, 1390 Enclave Parkway, Houston, Texas 77077-2099. The Audit Committee Charter is also attached to this Proxy Statement as Annex A.
Compensation Committee Interlocks and Insider Participation
      Mr. Campbell, Mr. Merrill, Mrs. Sewell, Mr. Tilghman and Ms. Ward each served on the Compensation and Stock Option Committee during fiscal 2005. During fiscal 2005, none of the members of the Committee was an officer or employee of SYSCO or any of its subsidiaries or served as an officer of any company with respect to which any executive officer of SYSCO served on such company’s board of directors, and none had any relationship with the Company requiring disclosure under Item 404 of SEC Regulation S-K. In addition, none of the members of the Committee are former employees of SYSCO or any of its subsidiaries.

CERTAIN RELATIONSHIPS
      Mr. Golden is the sole stockholder of Jonathan Golden, P.C., a partner in the law firm of Arnall Golden Gregory LLP, Atlanta, Georgia, counsel to SYSCO. We believe that the fees paid to this firm in fiscal 2005 were fair and reasonable in view of the level and extent of services rendered.
CORPORATE GOVERNANCE
Corporate Governance Guidelines
      The Board of Directors has adopted the Sysco Corporation Corporate Governance Guidelines. These guidelines outline the functions of the Board, director qualifications and responsibilities, and various processes and procedures designed to ensure effective and responsive governance. These guidelines also outline considerations for determining qualification for membership to the Board such as diversity, skills, experience, time available and the number of other boards the member sits on in the context of the needs of the Board and the Company. The guidelines are reviewed from time to time in response to changing regulatory requirements and best practices and are revised accordingly. The guidelines were last revised in September 2005. The Corporate Governance Guidelines are published on our website at www.sysco.com/investor/governance.html, and are available in print by writing to the Investor Relations Department, SYSCO Corporation, 1390 Enclave Parkway, Houston, Texas 77077-2099.
Code of Business Conduct
      All of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, are required to comply with our long-standing Code of Business Conduct to help ensure that our business is conducted in accordance with the highest standards of moral and ethical behavior. Our Code of Business Conduct covers all areas of professional conduct, including customer relationships, equal opportunity, payment of gratuities and receipt of payments or gifts, competition and fair dealing, political contributions, antitrust, conflicts of interest, insider trading, financial disclosure, intellectual property and confidential information, as well as requiring strict adherence to all laws and regulations applicable to our business. Employees are required to report any violations or suspected violations of the Code and may do so by using SYSCO’s ethics hotline. The Code includes an anti-retaliation statement. The Code of Business Conduct is published on our website at www.sysco.com/investor/governance.html and is available in print by writing to the Investor Relations Department, SYSCO Corporation, 1390 Enclave Parkway, Houston, Texas 77077-2099.
Presiding Director; Communicating with the Board
      The non-management directors meet in executive session without members of management present at every regular Board meeting. During fiscal 2005, the non-management directors held five executive sessions without the CEO or any other member of management present. Richard G. Tilghman, chairman of the Audit Committee, has been selected to preside at these executive sessions during fiscal 2006. In addition, the non-employee directors, other than Mr. Golden and any other director who may be deemed not independent, meet in executive session at least once a year.
      Interested parties may communicate with Mr. Tilghman, the non-management directors as a group and the other members of the Board by confidential email. All emails will be delivered to the presiding director who will forward them as appropriate. The Board requests that items unrelated to the duties and responsibilities of the Board not be submitted, such as product inquiries and complaints, job inquiries, business solicitations and junk mail. The form to communicate by email is accessible in the corporate governance section of SYSCO’s website at www.sysco.com/investor/contact_board.html.

Director Independence
      Our Corporate Governance Guidelines require that at least a majority of our directors meet the criteria for independence established by the New York Stock Exchange for continued listing, and all applicable legal requirements. Additionally, all members of the Audit Committee, Compensation and Stock Option Committee and Corporate Governance and Nominating Committee are required to be independent.
      Under New York Stock Exchange listing standards, to be considered independent, a director must be determined to have no material relationship with SYSCO other than as a director. The standards specify the criteria by which the independence of directors will be determined, including guidelines for directors and their immediate family members with respect to employment or affiliation with SYSCO or its independent public accountants.
      In addition to the NYSE’s standards for independence, the Company’s Corporate Governance Guidelines provide that the following relationships will not impair a director’s independence: (i) if a SYSCO director is an executive officer of another company that does business with SYSCO and the annual sales to, or purchases from, SYSCO are less than two percent of the annual revenues of the company he or she serves as an executive officer; (ii) if a SYSCO director is an executive officer of another company which is indebted to SYSCO, or to which SYSCO is indebted, and the total amount of either company’s indebtedness to the other is less than two percent of the total consolidated assets of the company he or she serves as an executive officer; and (iii) if a SYSCO director serves as an officer, director or trustee of a charitable organization, and SYSCO’s discretionary charitable contributions to the organization are less than two percent of that organization’s total annual charitable receipts (SYSCO’s automatic matching of employee charitable contributions to higher education will not be included in the amount of SYSCO’s contributions for this purpose).
      After reviewing all relevant relationships of the directors, the Board of Directors has determined that Mr. Campbell, Mr. Cassaday, Dr. Craven, Mr. Hafner, Mr. Merrill, Mrs. Sewell, Mr. Tilghman and Ms. Ward are independent under the NYSE standards and the categorical standards set forth in the Corporate Governance Guidelines and described above. The Board has also determined that each member of the Audit Committee, Compensation and Stock Option Committee and Corporate Governance and Nominating Committee is independent.
Nominating Committee Procedures
      In accordance with its Charter, the Corporate Governance and Nominating Committee will observe the following procedures in identifying and evaluating candidates for election to the Company’s Board of Directors:

1. In considering candidates for election to the Board, the Committee will determine the incumbent directors whose terms expire at the upcoming annual meeting and who wish to continue their service on the Board. The Committee will also identify and evaluate new candidates for election to the Board for the purpose of filling vacancies.

•	The Committee will solicit recommendations for nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates. Where such a search firm is engaged, the Committee shall set its fees and scope of engagement.

•	In making its selection, the Committee will also consider nominations made by stockholders in conformity with Section 8 of the Company’s Bylaws. The Committee will evaluate candidates proposed by stockholders in conformity with Section 8 of the Company’s Bylaws under the same criteria used to evaluate other candidates.

2. As to all incumbent and new candidates that the Committee believes merit consideration, the Committee will–

•	cause to be assembled information concerning the background and qualifications of the candidate, including information required to be disclosed in the Company’s proxy statement under the rules of the SEC or any other regulatory agency or exchange or trading system on which the Company’s securities are listed, and any relationship between the candidate and the person or persons recommending the candidate;

•	determine if the candidate satisfies the qualifications required by the Company’s Corporate Governance Guidelines of candidates for election as director as set forth under “Corporate Governance Guidelines” above;

•	determine if the candidate possesses qualities, experience or skills that the Committee has determined to be desirable;

•	consider the contribution that the candidate can be expected to make to the overall functioning of the Board;

•	consider the candidate’s capacity to be an effective director in light of the time required by the candidate’s primary occupation and service on other boards;

•	consider the extent to which the membership of the candidate on the Board will promote diversity among the directors; and

•	consider, with respect to an incumbent director, whether the director satisfactorily performed his or her duties as director during the preceding term, including attendance and participation at Board and Committee meetings, and other contributions as a director.

3. In its discretion, the Committee may designate one or more of its members (or the entire Committee) to interview any proposed candidate.

4. Based on all available information and relevant considerations, the Committee will recommend to the full Board for nomination those candidates who, in the view of the Committee, are most suited for membership on the Board.

5. The Committee shall maintain appropriate records regarding its process of identifying and evaluating candidates for election to the Board.
      As indicated above, the Corporate Governance and Nominating Committee will consider candidates for director recommended by stockholders of the Company. The procedures for submitting stockholder recommendations are explained below under “Stockholder Proposals” on page 49.
Stock Ownership Guidelines
      The Corporate Governance Guidelines provide that after five years of service as a non-employee director, such individuals are expected to continuously own a minimum of 10,000 shares of SYSCO common stock. All of the current directors other than Messrs. Cassaday and Hafner beneficially held the requisite number of shares as of September 13, 2005. Mr. Cassaday has served on the Board for less than one year and Mr. Hafner has served on the Board for less than two years. Stock ownership guidelines applicable to executive officers are described on page 20.

EXECUTIVE OFFICERS
      The following persons currently serve as executive officers of SYSCO. Each person listed below has served as an officer of SYSCO and/or its subsidiaries for at least the past five years.

Name	Title	Served in Position Since	Age

Larry J. Accardi*	Executive Vice President, Contract Sales and	2002	56
	President, Specialty Distribution Companies	2005
Kenneth J. Carrig	Executive Vice President and Chief Administrative Officer	2005	48
Robert J. Davis	Senior Vice President, Contract Sales	2005	47
Kirk G. Drummond	Senior Vice President and Chief Information Officer	2005	50
G. Mitchell Elmer	Vice President, Controller and Chief Accounting Officer	2000 2005	46
James C. Graham	Senior Vice President, Foodservice Operations	2000	55
Michael W. Green	Senior Vice President, Foodservice Operations	2004	46
William Holden	Senior Vice President, Foodservice Operations	2003	60
James E. Lankford	Senior Vice President, Foodservice Operations	2000	52
Michael C. Nichols	Vice President, General Counsel and Corporate Secretary	1999 2002	53
Larry G. Pulliam	Executive Vice President, Merchandising Services	2005	49
Diane D. Sanders	Senior Vice President of Finance and Treasurer	2004 1994	56
Richard J. Schnieders*	Chairman, Chief Executive Officer and President	2003 2005	57
Stephen F. Smith	Senior Vice President, Foodservice Operations	2002	55
Bruce L. Soltis	Senior Vice President, Canadian Foodservice Operations	2002	60
Kenneth F. Spitler*	Executive Vice President; President of North American Foodservice Operations	2003 2005	56
John K. Stubblefield, Jr.*	Executive Vice President, Finance and Chief Financial Officer	2000 2005	59

*	Named Executive Officer

STOCK OWNERSHIP
      The following table sets forth certain information with respect to the beneficial ownership of Company Common Stock, as of September 13, 2005, by (i) each director, (ii) each Named Executive Officer (as hereinafter defined), and (iii) all directors and executive officers as a group. To our knowledge, no person or group beneficially owns 5% or more of our Common Stock. Unless otherwise indicated, each stockholder identified in the table has sole voting and investment power with respect to his or her shares.

	Shares of
	Common		Shares of		Shares of		Total Shares of		Percent of
	Stock		Common Stock		Common Stock		Common Stock		Outstanding
	Owned Directly		Owned Indirectly		Underlying Options(1)		Beneficially Owned		Shares(2)

Larry J. Accardi	172,142		—		268,000		440,142		*
Colin G. Campbell	14,561		2,000	(7)	56,000		72,561		*
John M. Cassaday	4,000		3,500	(8)	1,600		9,100		*
Judith B. Craven	32,327		—		24,000		56,327		*
Jonathan Golden	29,857		18,500	(8)	56,000		104,357		*
Joseph A. Hafner, Jr.	5,268		—		4,800		10,068		*
Thomas E. Lankford(9)	282,705		115,190	(9)	304,800	(9)	702,695		*
Richard G. Merrill	26,388		—		64,000		90,388		*
Richard J. Schnieders	328,321		61,604	(7)	292,000		681,925		*
Phyllis S. Sewell	22,332		—		56,000		78,332		*
Kenneth F. Spitler	88,911		63,062	(10)	229,000		380,973		*
John K. Stubblefield, Jr.	101,984		—		284,000		385,984		*
Richard G. Tilghman	10,801		1,957	(7)	9,600		22,358		*
Jackie M. Ward	11,785		—		16,000		27,785		*
All Directors and Executive Officers as a Group (26 Persons)	2,381,123	(3)(6)	179,857	(4)	2,795,059	(5)	5,356,039	(3)(4)(5)(6)	*

(*)	Less than 1% of outstanding shares.

(1)	Includes shares of Common Stock underlying options that are presently exercisable or will become exercisable within 60 days after the date of this proxy statement.

(2)	Applicable percentage ownership at September 13, 2005 is based on 626,300,461 shares of Common Stock outstanding, adjusted in the case of certain options. Shares of Common Stock subject to options that are presently exercisable or will become exercisable within 60 days after the date of this proxy statement are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other persons.

(3)	Includes an aggregate of 1,532,446 shares directly owned by the current executive officers other than the Named Executive Officers.

(4)	Includes an aggregate of 29,234 shares owned by the spouses and/or dependent children of current executive officers other than the Named Executive Officers.

(5)	Includes an aggregate of 1,434,059 shares of Common Stock underlying options that are presently exercisable or will become exercisable within 60 days after the date of this proxy statement held by current executive officers other than the Named Executive Officers.

(6)	Does not include an aggregate of 4,011 shares that have been elected to be received by the non-employee directors in lieu of retainer fees during the first half of calendar 2005, and 2,003 matching shares. Pursuant to the Non-Employee Directors Stock Plan, these shares will be issued on December 31, 2005 or within 60 days after a non-employee director ceases to be a director, whichever occurs first.

(7)	These shares are held by the spouse of the director or executive officer.

(8)	These shares are held by a family trust or corporation affiliated with the director.

(9)	Mr. Lankford resigned as Chief Operating Officer and President and retired from the Board on July 2, 2005. The total number of shares owned indirectly by Mr. Lankford includes 56,096 shares held by his spouse, 7,728 shares held by his children, and 51,366 shares held by a family limited partnership. Of the total number of options held by Mr. Lankford, 89,402 of them are held by a family limited partnership.

(10)	The total number of shares owned indirectly by Mr. Spitler includes 190 shares held by his children and 62,872 shares held by a family limited partnership.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, our executive officers and directors and any persons holding more than ten percent (10%) of our Common Stock are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of initial ownership of our Common Stock and changes in ownership of such Common Stock. To our knowledge, no person beneficially owns more than 10% of our Common Stock. Copies of the Section 16 reports filed by our directors and executive officers are required to be furnished to us. Based solely on our review of the copies of the reports furnished to us, or written representations that no reports were required, we believe that, during fiscal 2005, all of our executive officers and directors complied with the Section 16(a) requirements, with the following exception:

•	Bruce L Soltis inadvertently filed a late Form 4 in connection with the exercise of options on December 15, 2004. The Form 4 was filed on May 2, 2005.
EQUITY COMPENSATION PLAN INFORMATION
      The following table sets forth certain information regarding equity compensation plans as of July 2, 2005.

Number of Securities Remaining
	Number of Securities to be			Available for Future Issuance
	Issued Upon Exercise of		Weighted-Average Exercise	Under Equity Compensation
	Outstanding Options,		Price of Outstanding Options,	Plans (Excluding Securities
	Warrants and Rights		Warrants and Rights	Reflected in Column (a))
Plan Category	(a)		(b)	(c)

Equity compensation plans approved by security holders	65,743,065	(1)(2)	$27.87	34,608,660	(3)(4)
Equity compensation plans not approved by security holders	-0-		-0-	-0-
Total	65,743,065	(1)(2)	$27.87	34,608,660	(3)(4)

(1)	Does not include 220,315 shares of Common Stock subject to options that were assumed in connection with our acquisition of Guest Supply, Inc. in March 2001. These options have a weighted average exercise price per share of $13.26.

(2)	Does not give effect to options to purchase approximately 4,827,500 shares of Common Stock granted in September 2005 under our 2004 Stock Option Plan at an exercise price per share of $33.01.

(3)	Includes 23,392,000 shares of Common Stock issuable pursuant to our 2004 Stock Option Plan, 135,898 shares issuable pursuant to our Non-Employee Directors Stock Plan, 4,345,650 shares issuable under our 2000 Management Incentive Plan, and 6,735,112 shares issuable pursuant to our Employees’ Stock Purchase Plan as of July 2, 2005. Does not reflect the issuance of options to purchase approximately 4,827,500 shares of Common Stock in September 2005 pursuant to our 2004 Stock Option Plan, the issuance of 617,697 shares in August 2005 pursuant to the 2000 Management Incentive Plan, or the issuance of 410,375 shares in July 2005 pursuant to the 1974 Employees’ Stock Purchase Plan.

(4)	As of September 13, 2005, a total of 68,821,227 options remained outstanding under all of the Company’s option plans. These options have a weighted average exercise price of $28,31 and an average remaining term of 5.22 years. If the 2005 Management Incentive Plan and 2005 Non-Employee Directors Stock Plan are approved by stockholders, no additional shares will be issued under the current management incentive plan (other than pursuant to the fiscal 2006 management incentive program) and no additional awards will be granted under the current non-employee directors stock plan. The remaining pool of available shares under the Company’s option plans includes approximately 18,564,500 shares authorized under the 2004 Stock Option Plan, and will also include 550,000 shares under the 2005 Non-Employee Directors Stock Plan, if approved by stockholders. Additionally, there will be 2,800,000 shares available for issuance under the 2005 Management Incentive Plan, if approved by stockholders, and 1,200,000 shares remaining available for issuance under the 2000 Management Incentive Plan. There are also 6,324,737 shares remaining available for issuance under the 1974 Employees Stock Purchase Plan.
Report of the Compensation and Stock Option Committee
      This report documents the components of SYSCO’s compensation programs for its executive officers and describes the basis on which fiscal 2005 compensation determinations were made with respect to the executive officers of SYSCO, including Mr. Schnieders, who has served as Chief Executive Officer since January 1, 2003. All fiscal 2005 compensation decisions with respect to base salaries, annual incentive compensation and option grants under stock option plans for our executive officers, including the CEO, were made by the Compensation and Stock Option Committee.

Overall Executive Compensation Philosophy
      Since SYSCO became a publicly held corporation in 1970, we have directly linked the compensation of executive officers to SYSCO’s performance. Specifically, the Committee has tied the level of SYSCO’s executive compensation to increases in SYSCO’s earnings per share, return on shareholders’ equity and operating company performance. We have historically accomplished this through the following means:

•	A “pay-for-performance” orientation, with respect to compensation other than base salary, based upon a combination of SYSCO performance and operating company performance for corporate officers, and operating company performance for operating company senior management;

•	A significant portion of total cash compensation is at risk, i.e., linked to Company performance;

•	Base salaries generally at or below the 25th percentile of the range of base salaries payable to corporate officers of certain surveyed industrial corporations who have job content and/or responsibilities comparable to those of SYSCO’s corporate officers;

•	Potentially significant annual incentive bonuses under SYSCO’s management incentive plan;

•	Long-term incentives primarily in the form of stock options; and

•	The addition, in fiscal 2005, of a long-term incentive cash plan for MIP participants and a supplemental bonus plan for the CEO.
      The factors and criteria upon which the determination of the fiscal 2005 compensation of the Chief Executive Officer were based were the same as those discussed below with respect to all executive officers, except as otherwise described below with respect to SYSCO’s senior vice presidents of foodservice operations, and as described below with respect to the CEO’s supplemental bonus plan.
      In fiscal 2005, Mr. Schnieders earned a total compensation package equal to $4,786,090, exclusive of perquisites, which were valued at less than $50,000. This compensation amount included (a) salary of $981,250; (b) base bonus of $2,059,050 (40% of which was paid in restricted stock, 20% of which was deferred, and 40% of which was paid in cash); (c) additional restricted matching shares valued at $411,810; (d) additional cash of $152,246 to minimize the tax effect of the additional matching shares received; (e) a deferred match of $205,905; (f) a supplemental cash bonus of $370,629; and (g) 85,000 options with a Black-

Scholes grant date present value of $605,200. Further information regarding these components is included below as well as in the tables that follow this report.

Base Salaries
      We have established base salaries of our executive officers in the range of compensation payable to executive officers of U.S. industrial corporations without reference to specific SYSCO performance criteria. We reexamine this range of compensation from time to time through a survey of compensation practices by an independent compensation consultant across a broad cross-section of U.S. industrial corporations. The survey sample does not necessarily include those companies in the peer group included in the performance graph on page 28 due to the differing size, management responsibilities and organizational structures of those corporations relative to SYSCO. We last reviewed base salaries for the executive officers on May 12, 2005, and increases were made effective June 1, 2005. At that time, Mr. Schnieders’ annual base salary was increased approximately 7.7% from $975,000 to $1,050,000. It has been our consistent practice to maintain the Chief Executive Officer’s base salary at or below the 25th percentile of the range of base salaries payable to chief executive officers of the surveyed industrial corporations who have chief executive officers with job content and/or responsibilities comparable to those of SYSCO’s Chief Executive Officer.

Incentive Compensation

Management Incentive Bonus
      SYSCO provides annual incentive compensation to all executive officers through the SYSCO Corporation Management Incentive Plan (the “MIP”). The current MIP was approved by stockholders in November 2000. A new Management Incentive Plan is being presented to stockholders for their approval at the 2005 Annual Meeting. If approved, the new proposed plan would be effective for fiscal year 2007 bonuses. A description of the new proposed plan begins on page 31. Participants in the MIP include all of SYSCO’s corporate officers, including the executive officers, and senior management, generally the presidents and executive vice presidents, of SYSCO’s operating companies. The MIP is designed to offer opportunities for compensation that is tied directly to our performance. In addition, the MIP is designed to foster significant equity ownership in SYSCO by the executive officers and all other participants in the MIP. MIP bonuses earned during the fiscal year are paid during the first quarter of the following fiscal year.
      For executive officers other than senior vice presidents of foodservice operations, incentive bonuses earned in fiscal 2005 and paid in fiscal 2006 were calculated under the MIP in two parts. The first part was based on the overall performance of SYSCO and was based upon the percentage increase in earnings per share and the return on shareholders’ equity. The MIP utilized a matrix based on these two factors to determine award levels, resulting in an award of 100.1% of base salary to each executive officer participating in this portion of the MIP. The second portion of the fiscal 2005 incentive bonus under the MIP for executive officers was based upon the number of SYSCO operating companies that achieved a target return on capital. This portion of the incentive bonus is paid only when the operating companies achieving the goals, in the aggregate, represent at least 50% of the total capital of all of SYSCO’s operating companies, which was the case during fiscal 2005, resulting in an award of 96.0% of base salary to each executive officer participating in this portion of the MIP.
      For senior vice presidents of foodservice operations, a portion of their bonus was based upon the two-part calculation set forth above and a portion was based upon the aggregate financial results of those operating subsidiaries or divisions for which they were responsible, considered as one company. This portion is based upon the interplay between the aggregate percentage increase in pretax earnings and operating pretax earnings of their supervised operations and the aggregate return on capital of their supervised operations, adjusted in certain instances for operating companies that are involved in SYSCO’s facility expansion (“fold-out”) program.
      For fiscal 2005, Mr. Schnieders earned a total base bonus of $2,059,050 under the MIP. Of this amount, $1,051,050 was based on earnings per share and return on shareholders’ equity, and $1,008,000 was based on the number of operating companies achieving a target return on capital.

Supplemental Performance Based Bonus Plan and Agreement
      In February 2005, the Company and Mr. Schnieders entered into a Supplemental Performance Based Bonus Agreement under the Supplemental Performance Based Bonus Plan approved by the Committee in November 2004. Pursuant to this agreement, Mr. Schnieders’ bonus for fiscal 2005 was subject to increase or decrease by up to 25% depending upon whether he exceeded or failed to meet certain pre-established performance criteria in the areas of long-term strategy, financial performance, corporate governance, human capital and risk management/ mitigation. Supplemental bonus amounts paid under this plan do not qualify as “performance based compensation” under Section 162(m) of the Code. In approving the plan, the Committee concluded that the importance of aligning a portion of Mr. Schnieders’ compensation with additional performance goals not taken into account under the MIP, combined with the desirability of preserving a certain level of Committee discretion over the total amount of Mr. Schnieders’ bonus payments, outweighed the potential cost to the Company that could result from the non-deductibility of any compensation paid under such plan.
      In August 2005, the Committee determined that Mr. Schnieders’ overall performance in these areas for fiscal 2005 exceeded expectations and they set the level of his supplemental bonus at 18% of his base bonus as calculated under the MIP. The amount of the supplemental bonus earned by Mr. Schnieders in fiscal 2005 and paid in fiscal 2006 was $370,629.

Stock Election and Matching Grant
      The current MIP provides that participants may voluntarily elect to receive up to 40% of their annual incentive bonus in the form of SYSCO Common Stock, based on a per-share price equal to the closing price on the New York Stock Exchange of SYSCO Common Stock on the last trading day of the fiscal year for which the MIP bonus is calculated. If such election is made, the participant is awarded additional matching shares on the basis of one additional share for each two shares received in accordance with the foregoing election.
      Under the current MIP, participants who elect to receive a portion of their bonus in Common Stock in lieu of cash and receive additional matching shares are entitled to receive additional cash equal to the product of:

•	the value of such matching shares received by the participant (based on the closing price of such shares on the last trading day of the fiscal year), and

•	the effective tax rate applicable to SYSCO.
      Restricted shares issued under the current MIP are not transferable by the recipient for two years following receipt and are subject to certain repurchase rights on the part of SYSCO in the event of termination of employment other than by normal retirement or disability.
      Mr. Schnieders elected to receive 40% of his fiscal 2005 base bonus in SYSCO Common Stock. In connection with this election, Mr. Schnieders received 22,720 shares valued at $823,600 in lieu of cash and a matching grant of 11,360 shares valued at $411,800. He also received a cash payment of $152,246 to minimize the tax effect of the matching grant.
      Under the new proposed plan, participants will receive an automatic 28% stock match and will no longer be able to elect to receive a portion of their bonus in SYSCO Common Stock. No tax minimization payments will be made under the new proposed plan.

Deferred Compensation Election
      MIP participants may defer up to 40% of their annual incentive bonus (without considering any election to receive a portion of the bonus in stock) under the current Executive Deferred Compensation Plan (“EDCP”). MIP participants may also elect to defer all or a portion of their salary under the EDCP. MIP participants who defer may choose from a variety of investment options, including Moody’s Average Corporate Bond Yield plus 1%, with respect to amounts deferred. Amounts deferred under the EDCP are generally payable upon death, disability, retirement or termination of employment pursuant to distribution elections made under the EDCP.
      For deferrals of up to 20% of the annual incentive bonus, the EDCP currently provides for SYSCO to credit the participant’s deferred compensation account in an amount equal to 50% of the amount deferred. This matching credit and cumulative earnings, which accrue interest at a rate equal to Moody’s Average Corporate Bond Yield plus 1%, vest upon the earliest to occur of:

•	the 10th anniversary of the date the matching payment is credited to the participant’s account;

•	the participant’s reaching age 60;

•	the death or permanent disability of the participant; or

•	a change in control of SYSCO.
      Mr. Schnieders deferred 20% of his fiscal 2005 base bonus ($411,810) and received a matching deferred compensation account credit of $205,905.

Stock Options
      It has been the general practice of the Committee to consider issuing options on a performance basis; that is, only in years when participants in the MIP have earned a bonus under the MIP. It is the current intention of the Committee to continue this practice, although it is not required by the terms of the stock option plan. The Committee has not historically considered the current number of outstanding options held by an individual when making its grant decisions.
      2000 Stock Incentive Plan. The 2000 Stock Incentive Plan was replaced by the 2004 Stock Option Plan in November 2004. Although the 2000 plan authorized the grant of a variety of awards such as restricted shares and stock appreciation rights, no awards other than stock options were granted under the plan. All outstanding options under the 2000 plan will vest and become fully exercisable in the event of a change of control.
      In September 2004, a total of 8,515,000 options were granted to approximately 4,500 employees, including the executive officers, under the 2000 Stock Incentive Plan. Of the total options granted, an aggregate of 481,000 options were granted to the executive officers listed on page 12. Options granted to the five Named Executive Officers represented approximately 3% of all options granted. All of the options granted in September 2004 have an exercise price of $32.19, a seven-year term and, except for options granted to first-time MIP participants, vest ratably over a five-year period. Options granted to first-time MIP participants vest ratably over a three-year period. As of November 2004, there were no additional options or other securities available for grant under the 2000 Stock Incentive Plan.
      2004 Stock Option Plan. The 2004 plan was approved by stockholders and became effective in November 2004. The Committee administers the 2004 plan which provides for the grant of stock options only; restricted stock is not authorized to be issued under the 2004 plan. The 2004 plan limits the number of shares that may be issued in any given year to 1.5% of common shares outstanding on the first day of the fiscal year in which grants are made. The 2004 plan also limits the number of options that may be granted to any named executive officer in any given year to 200,000. The 2004 plan prohibits repricing, discounted stock options, reload stock options and material changes without stockholder approval. Options will have a maximum term of seven years and will be subject to a minimum ratable vesting period of three years. Shares which are cancelled or forfeited from prior plans will not be again available for grant under the Plan. In the event of a change of control, the 2004 plan provides that all outstanding options would vest and become fully exercisable.
      In May 2005, the Committee granted a total of 108,000 options under the 2004 plan to 20 key operating company employees. These options have a weighted average exercise price of $37.06, vest ratably over a five-year period on the anniversary of the date of grant and have a seven-year term. In September 2005, approximately 4,827,500 options were granted to approximately 1,200 employees, including the executive officers, under the 2004 plan. Of the total options granted in September 2005, an aggregate of 876,000 options were granted to the executive officers listed on page 12. Options granted to the Named Executive Officers (other than Mr. Lankford who did not receive any options in September 2005) represented approximately 7% of all options granted. All of the options granted in September 2005 have an exercise price of $33.01, a seven-year term and, except for options granted to first-time MIP participants, vest ratably over a five-year period. Options granted to first-time MIP participants vest ratably over a three-year period. As of September 13, 2005, there were approximately 18,564,500 shares remaining available for grant under the 2004 Stock Option Plan.
      In September 2004 (fiscal 2005), Mr. Schnieders received an option grant under the 2000 plan to purchase 85,000 shares at an exercise price of $32.19 per share. These options have a Black-Scholes grant date present value of $605,200. In September 2005 (fiscal 2006), he received a grant under the 2004 plan to purchase 140,000 shares at an exercise price of $33.01 per share. These options have a Black-Scholes grant date present value of $1,079,400.

Long-Term Incentive Cash Plan
      In September 2004, the Committee recommended and the Board approved the SYSCO Corporation 2004 Long-Term Incentive Cash Plan (the “LTICP”) pursuant to which the executive officers and other key employees have the opportunity to receive cash incentive payments based on a performance measurement period of at least three years. At the beginning of each performance period, participants may be granted a number of performance units, the value of which is established at that time by the Committee. A participant’s cash incentive payments under the LTICP are based on the number of performance units granted to the participant, the value of the participant’s performance units, and a percentage (established by the Committee) that correlates to the level of performance that is achieved under performance criteria set by the Committee. The Committee believes that the design of the LTICP focuses the Company’s executive officers and other key employees on SYSCO’s long-term financial success. The LTICP also reduces the use of option grants and their dilutive effect.
      The performance criteria set by the Committee for the three-year period ending June 30, 2007 are based on the participant’s supervised operations with respect to the following: (i) for operating company participants, the average increase in the supervised operations’ operating pre-tax earnings over the performance period, and (ii) for corporate participants, the average increase in SYSCO’s net after-tax earnings per share over the performance period. The performance criteria set by the Committee for the three-year period ending June 28, 2008 are based on the participant’s supervised operations with respect to the following: (i) for operating company participants, the average increase in the supervised operations’ operating pre-tax earnings and sales growth (sales are adjusted for inflation and deflation) over the performance period, and (ii) for corporate participants, the average increase in SYSCO’s net after-tax earnings per share and sales growth (sales are adjusted for inflation and deflation) over the performance period.
      In September 2004 (fiscal 2005), the Committee approved grants of performance units under the Plan that could result in a maximum aggregate payout after the end of the three-year performance period that includes fiscal years 2005 through 2007 of $23,454,375. Mr. Schnieders’ grant with respect to the 2005 through 2007 performance period has a maximum potential value of $4,147,500.
      In September 2005 (fiscal 2006), the Committee approved grants of performance units under the Plan that could result in a maximum aggregate payout after the end of the three-year performance period that includes fiscal years 2006 through 2008 of $24,808,875. Mr. Schnieders’ grant with respect to the 2006 through 2008 performance period has a maximum potential value of $5,880,000.

Other Benefits
      Executive officers also participate in SYSCO’s regular employee benefit programs, which include a pension plan, a 401(k) plan, group medical and dental coverage, group life insurance and other group benefit plans. Executive officers are also provided with additional life insurance benefits, as well as long-term disability coverage. Further details with respect to SYSCO’s tax-qualified pension plan are provided on pages 26 and 27.

      In addition, MIP participants are provided with a Supplemental Executive Retirement Plan (the “SERP”) which is currently designed, generally, to provide post-retirement annual payments equal to 50%, subject to certain years of service and age requirements, of a qualified participant’s final average annual compensation, in combination with all SYSCO and other employer-provided qualified retirement plan benefits and Social Security payments.
      MIP participants, including the executive officers, are encouraged to have their spouses accompany them at dinners and other functions in connection with certain business meetings and other corporate sponsored events, and SYSCO pays, either directly or by reimbursement, all expenses associated with their travel to and attendance at these business-related functions. The company owns fractional interests in private aircraft which are made available to executive officers and other employees for business use. Spouses may from time to time receive flights on these aircraft in connection with travel to a business-related function.
      Executive officers, as well as many other employees who travel for business purposes, are reimbursed for their membership in travel clubs and may receive travel credits that may be used for personal travel. Officers, as well as many other employees, are provided with cell phones and PDA devices which are paid for by the Company and which are intended primarily for business use.

Stock Ownership Guidelines for Executive Officers
      The Company’s Corporate Governance Guidelines provide that after three years of service as an executive officer, such individuals are expected to continuously own a minimum number of shares equal in value to 200% of their base salary. All of the executive officers listed on page 12 who have served as executive officers for at least three years met this requirement as of September 13, 2005.

Severance Agreements
      In May 2004, the Committee approved Severance Agreements for Messrs. Schnieders, Lankford, Stubblefield, Accardi and Spitler. The Severance Agreements are described on page 25.

Income Deduction Limitations
      Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally sets a limit of $1 million on the amount of compensation (other than certain “performance-based” compensation that complies with the requirements of Section 162(m)) that SYSCO may deduct for federal income tax purposes in any given year with respect to the compensation of each of the Named Executive Officers. The Committee has determined, after reviewing the effect of Section 162(m), that our general policy will be to structure the performance-based compensation arrangements (other than the Supplemental Performance-Based Bonus Plan) for such Named Executive Officers to satisfy Section 162(m)’s conditions for deductibility, to the extent feasible and taking into account all relevant considerations. However, the Committee also believes that the Company needs flexibility to meet its incentive and retention objectives, even if the Company may not deduct all of the compensation paid to the Named Executive Officers.

COMPENSATION AND STOCK OPTION COMMITTEE

Colin G. Campbell
Richard G. Merrill, Chairman
Phyllis S. Sewell
Richard G. Tilghman
Jackie M. Ward

EXECUTIVE COMPENSATION
Summary Compensation Table
      The following table sets forth information with respect to the Chief Executive Officer and the other four most highly compensated executive officers of SYSCO and its subsidiaries employed at the end of fiscal 2005 whose total annual salary and bonus exceeded $100,000 for the fiscal year ended July 2, 2005 (the “Named Executive Officers”):

					Long-Term Compensation
		Annual Compensation
					Restricted	Securities
				Other Annual	Stock	Underlying	All Other
Name And Principal	Fiscal		Bonus($)	Compensation($)	Awards($)	Options(#)	Compensation($)
Position	Year	Salary($)	(1)	(2)	(1)(3)	(4)	(6)

Richard J. Schnieders	2005	$981,250	$1,758,335	—	$1,235,400	85,000	$270,784
Chairman, Chief Executive	2004	912,500	1,887,835	—	1,673,080	90,000	370,544
Officer and President	2003	800,000	1,477,824	—	1,310,690	100,000	289,977
Thomas E. Lankford(5)	2005	$2,227,083	$4,775,519	—	$882,434	74,000	$1,127,094
	2004	662,500	1,403,760	—	1,244,100	90,000	297,391
	2003	562,500	1,043,182	—	925,181	75,000	221,699
John K. Stubblefield, Jr.	2005	$547,083	$753,311	—	$670,661	40,000	$175,388
Executive Vice President,	2004	532,500	1,055,245	—	935,215	70,000	246,735
Finance and Chief	2003	497,500	904,076	—	801,839	75,000	205,796
Financial Officer
Larry J. Accardi	2005	$526,250	$713,672	—	$635,354	40,000	$133,710
Executive Vice President,	2004	512,500	1,016,548	—	900,868	70,000	186,881
Contract Sales and	2003	487,500	869,314	—	770,989	75,000	154,562
President, Specialty
Distribution Companies
Kenneth F. Spitler	2005	$526,250	$713,672	—	$635,354	40,000	$148,938
Executive Vice President;	2004	512,500	1,016,548	—	900,868	70,000	204,776
President of North	2003	475,000	869,314	—	770,989	75,000	172,094
American Foodservice Operations

(1)	Pursuant to the current Management Incentive Plan and Executive Deferred Compensation Plan, each of the Named Executive Officers is eligible to voluntarily elect to receive up to 40% of his bonus in restricted stock and to defer up to 40% (calculated prior to any election to receive stock). These elections, if made, entitle the participant to receive additional stock and cash pursuant to the match features of these plans as follows: (a) one additional share for each two shares elected to be received in lieu of cash, (b) additional cash to minimize the tax effect of matching shares received in lieu of cash, and (c) for deferrals of up to 20%, a credit to the participant’s deferred compensation account in an amount equal to 50% of the amount deferred. The terms of these plans are described in more detail in the Report of the Compensation and Stock Option Committee beginning on page 15.

The amounts reported in the “Bonus” column include amounts paid in cash and amounts deferred by each of the Named Executive Officers, as well as supplemental bonus amounts earned by Mr. Schnieders and certain severance payments paid to Mr. Lankford (see footnote 5). The “Bonus” column also includes cash received to minimize the tax effect of any additional shares received pursuant to the match feature of the current Management Incentive Plan. The components of the amounts reported in the “Bonus” column for each Named Executive Officer in fiscal 2005 are set forth below:

	Cash Portion of	Cash Tax	Deferred	Supplemental	Severance	Bonus Column
Name	Base Bonus	Effect	Amount	Bonus	Payment(5)	Amount

Schnieders	$823,650	$152,246	$411,810	$370,629	—	$1,758,335
Lankford	294,166	108,747	588,300	—	$3,784,306	4,775,519
Stubblefield	223,555	82,648	447,108	—	—	753,311
Accardi	423,586	78,298	211,788	—	—	713,672
Spitler	211,798	78,298	423,576	—	—	713,672

The value of any shares elected to be received in lieu of cash and any matching shares is included in the “Restricted Stock Awards” column and additional information about such shares is included in footnote 3 below. Any amounts credited pursuant to the deferred match feature of the current EDCP are included in the “All Other Compensation” column and described in footnote 6 below.

(2)	Does not include perquisites and other personal benefits because they did not exceed for any individual $50,000 in the aggregate. See “Other Benefits” in the Report of the Compensation and Stock Option Committee.

(3)	Each of the Named Executive Officers elected to receive a portion of his bonus in shares of restricted Common Stock pursuant to the current Management Incentive Plan. Pursuant to the Management Incentive Plan, the Company made a matching grant of one additional share for each two shares received pursuant to such election. The amount presented in the “Restricted Stock Awards” column is determined by multiplying the number of shares earned during the fiscal year by the closing price ($36.25) of our Common Stock on the New York Stock Exchange on the last trading day of such fiscal year.

The number of restricted shares earned by the Named Executive Officers in fiscal 2005 and issued in fiscal 2006 was as follows:

•	Mr. Schnieders — 34,080 shares (22,720 elected shares and 11,360 match shares);

•	Mr. Lankford — 24,343 shares (16,229 elected shares and 8,114 match shares);

•	Mr. Stubblefield — 18,501 shares (12,334 elected shares and 6,167 match shares);

•	Mr. Accardi — 17,527 shares (11,685 elected shares and 5,842 match shares); and

•	Mr. Spitler — 17,527 shares (11,685 elected shares and 5,842 match shares).

The aggregate number and dollar value (computed using the closing price of our Common Stock on July 1, 2005 ($36.25)) of all restricted shares held as of the last day of fiscal 2005 by the Named Executive Officers were as follows:

•	Mr. Schnieders — 92,432 shares at $3,350,660;

•	Mr. Lankford — 67,059 shares at $2,430,889;

•	Mr. Stubblefield — 54,009 shares at $1,957,826;

•	Mr. Accardi — 51,978 shares at $1,884,203; and

•	Mr. Spitler — 51,978 shares at $1,884,203.

The restricted shares are not transferable by the recipient for two years following receipt and are subject to certain repurchase rights on the part of SYSCO in the event of termination of employment other than by normal retirement or disability. The recipient receives dividends on the shares during the two-year restricted period.

(4)	Information regarding stock options granted to the Named Executive Officers in fiscal 2005, including the Black-Scholes grant date present value, is included below under “Stock Option Grants.”

(5)	Mr. Lankford resigned as President and Chief Operating Officer effective July 2, 2005. The amounts reported in the “Salary” and “Bonus” columns for fiscal 2005 include $1,500,000 and $3,784,306,

respectively. These severance amounts were paid on October 1, 2005 pursuant to the separation agreement entered into between the Company and Mr. Lankford in connection with his retirement.

(6)	The amounts reported in the “All Other Compensation” column include the following:

•	a SYSCO match equal to 50% of the first 20% of the annual incentive bonus which each individual elected to defer under our Executive Deferred Compensation Plan;

•	the amount we paid for term life insurance coverage for each individual;

•	the amount we paid for 401(k) Plan matching contributions during the fiscal year;

•	above-market interest credited to deferred compensation account balances as of June 30 of each fiscal year (above-market interest is the amount by which the interest actually earned on deferred account balances during the year exceeded the interest that would have been earned based on an interest rate equal to 120% of the applicable federal long-term rate as provided in Section 1274(d) of the Code on a compounded basis); and

•	the amount paid, payable or accrued with respect to the separation agreement entered into between the Company and Mr. Lankford in connection with his retirement (in addition to the amounts described in footnote 5 above but excluding amounts to be paid in the future under the SERP and EDCP as described on page 25).

							All Other
	Fiscal	Deferred	Term Life	401(k)	Above-Market	Severance	Compensation
Name	Year	Match	Insurance	Contributions	Interest	Payments	Total

Schnieders	2005	$205,905	$907	$6,625	$57,347	n/a	$270,784
	2004	278,850	871	6,000	84,823	n/a	370,544
	2003	218,450	835	3,750	66,942	n/a	289,977
Lankford	2005	147,075	907	6,938	58,784	$913,390	1,127,094
	2004	207,350	871	6,063	83,107	n/a	297,391
	2003	154,200	835	3,938	62,726	n/a	221,699
Stubblefield	2005	111,777	907	6,500	56,204	n/a	175,388
	2004	155,870	868	6,000	83,997	n/a	246,735
	2003	133,640	797	5,500	65,859	n/a	205,796
Accardi	2005	105,894	907	n/a	26,909	n/a	133,710
	2004	150,150	854	n/a	35,877	n/a	186,881
	2003	128,500	800	n/a	25,262	n/a	154,562
Spitler	2005	105,894	907	6,500	35,637	n/a	148,938
	2004	150,150	854	6,000	47,772	n/a	204,776
	2003	128,500	766	5,500	37,328	n/a	172,094
Stock Option Grants
      The following table provides information regarding stock option grants during fiscal 2005 to the Named Executive Officers. We have never granted any stock appreciation rights to executive officers.
Option Grants in Fiscal 2005

		Percentage of
		Total Options
	Number of Securities	Granted to	Exercise or		Grant Date
	Underlying Options	Employees in	Base Price	Expiration	Present
Name	Granted(#)(1)	Fiscal 2005	($/Share)	Date	Value($)(2)

Schnieders	85,000	0.99%	$32.19	9/1/2011	$605,200
Lankford	74,000	0.86%	32.19	9/1/2011	526,880
Stubblefield	40,000	0.46%	32.19	9/1/2011	284,800
Accardi	40,000	0.46%	32.19	9/1/2011	284,800
Spitler	40,000	0.46%	32.19	9/1/2011	284,800

(1)	The options granted to the Named Executive Officers during fiscal 2005 vest 20% per year for five years on the anniversary date of grant.

(2)	We determined the hypothetical grant date present value for the options of $7.12 per share using a modified Black-Scholes pricing model. In applying the model, we assumed a volatility of 22%, a 3.4% risk-free rate of return, a dividend yield at the date of grant of 1.45%, and a 5-year option term. We did not assume any option exercises or risk of forfeiture during the 5-year term. Had we done so, such assumptions could have reduced the reported grant date value. The actual value, if any, an executive may realize upon exercise of options will depend on the excess of the stock price over the exercise price on the date the option is exercised. Consequently, there is no assurance that the value realized, if any, will be at or near the value estimated by the modified Black-Scholes model.
Stock Option Exercises and Fiscal Year-End Values
      The following table provides information with respect to aggregate option exercises in the last fiscal year and fiscal year-end option values for the Named Executive Officers.
Aggregated Option Exercises in Fiscal 2005 and
Fiscal Year-End Option Values

			Number of Securities		Value Of Unexercised
			Underlying Unexercised		In-The-Money Options at
	Shares		Options at July 2, 2005(#)		July 2, 2005($)(2)
	Acquired on	Value
Name	Exercise(#)	Realized($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Schnieders	n/a	n/a	275,000	211,000	$3,133,602	$1,086,020
Lankford	13,912	$393,744	290,000	185,000	4,365,638	942,260
Stubblefield	n/a	n/a	276,000	139,000	4,209,826	750,220
Accardi	13,524	$366,593	260,000	139,000	3,763,576	750,220
Spitler	n/a	n/a	230,648	134,000	3,477,897	704,920

(1)	Computed based on the difference between the closing price of the Common Stock on the day of exercise and the exercise price.

(2)	Computed based on the difference between the closing price on July 1, 2005 and the exercise price.
Long Term Incentive Plan
      The following table provides information regarding long-term incentive awards granted during fiscal 2005 to the Named Executive Officers under the 2004 Long-Term Incentive Cash Plan (“LTICP”).
Long-Term Incentive Plans — Awards in Last Fiscal Year

		Performance or	Estimated Future Payouts Under Non-Stock
	Number of Shares,	Other Period Until	Price-Based Plans
	Units or Other	Maturation or
Name	Rights(#)	Payout	Threshold($)	Target($)	Maximum($)

Schnieders	79,000	7/4/04-6/30/07	$1,382,500	$2,765,000	$4,147,500
Lankford	14,500	7/4/04-6/30/07	253,750	507,500	761,250
Stubblefield	8,500	7/4/04-6/30/07	148,750	297,500	446,250
Accardi	8,500	7/4/04-6/30/07	148,750	297,500	446,250
Spitler	8,500	7/4/04-6/30/07	148,750	297,500	446,250
      A participant’s cash incentive payments under the LTICP are based on the number of performance units granted to the participant, the value of the participant’s performance units, and a percentage (established by the Compensation and Stock Option Committee) that correlates to the level of performance that is achieved under performance criteria set by the Committee. The performance criteria set by the Committee for the Named Executive Officers for the three-year period ending June 30, 2007 are based on the average increase in SYSCO’s net after-tax earnings per share over the performance period.
Severance Agreements
      In May 2004, the Compensation and Stock Option Committee approved, and the Board of Directors ratified, Severance Agreements for the benefit of Messrs. Schnieders, Lankford, Stubblefield, Accardi and Spitler.
      Termination For Cause. Under the terms of these agreements, if the executive officer’s employment is terminated by reason of death or permanent disability, by the Company for cause, or by the executive officer without good reason, he is entitled to receive (i) a payment equal to his base salary through the date of death or termination to the extent not already paid, (ii) his actual earned bonus for any period not already paid, (iii) accrued but unused vacation, and (iv) reimbursable business expenses.
      Termination Without Cause or For Good Reason. If the executive officer’s employment is terminated by the Company without cause, or by the executive officer for good reason (as those terms are defined in the Severance Agreements), the executive officer will be entitled to receive (i) accrued base salary through the date of termination, (ii) his actual earned bonus for any period not already paid, (iii) accrued but unused vacation, (iv) reimbursable business expenses, and (v) an amount, payable in 24 equal monthly installments, equal to the sum of two years’ base salary plus two years’ MIP bonus before any elective deferrals (based on his average MIP bonus for the last five years). In addition, if the termination occurs prior to the end of a year as to which the Company determines that the executive officer would have earned a bonus but for the termination, the executive officer shall receive a pro rata share of the cash portion of the bonus he would have earned (excluding deferred or matching amounts). If the termination occurs before age 60, the executive officer will be deemed to be age 60 under the SERP, which will result in the executive becoming 50% vested in his accrued SERP benefit. The executive officer will also receive a lump sum payment equal to 100% of his unvested and vested benefits under the EDCP, including deferrals and company matches thereon.
      Excise Taxes. The Severance Agreements also provide that if the executive officer incurs excise tax due to the application of Section 280G of the Internal Revenue Code of 1986 regarding golden parachute payments, the executive officer is entitled to an additional cash payment so that he will be in the same after-tax position as if the excise tax were not applicable.
      General. The Severance Agreements prohibit the executive officers from competing with the Company or directly or indirectly soliciting customers or employees for a period of two years after termination. The Severance Agreements also require each executive officer to release any claims against SYSCO and its affiliates.
      On June 14, 2005, the Company and Mr. Lankford entered into a Separation Agreement and Mutual Release pursuant to which Mr. Lankford resigned from his positions as President, Chief Operating Officer and Director as of July 2, 2005 and retired on October 1 (“Separation Date”). The agreement amended his executive severance agreement and entitled him to receive the following benefits and payments:

•	Cash lump sum payment on October 1, 2005 equal to $6,197,696.25 representing the total of (i) 24 months of his base salary, (ii) two times his average annual bonus for fiscal years 2001 through 2005, (iii) 24 months of COBRA, (iv) earned but unused vacation time, and (v) $810,606;

•	Fully vested (100%) SERP benefits to be paid monthly (approximately $94,946 per month) beginning six months after the Separation Date under a joint and 2/3 survivor benefit with a 10-year certain guarantee;

•	Fully vested (100%) EDCP benefits, including all Company matching contributions, to be paid annually for 15 years (approximately $651,611 per year including interest), beginning six months after the Separation Date; and

•	Vested benefits under SYSCO’s 401(k) plan and retirement plan and reimbursement of certain legal fees.
Retirement Plan
      We have a defined benefit retirement plan (the “Retirement Plan”) that was most recently amended and restated on November 19, 2001, generally effective as of January 1, 1997 with various provisions having different effective dates, as required by various laws. The amended and restated Retirement Plan also incorporated certain discretionary changes in plan provisions effective May 15, 1998 and April 1, 2000. The restated Retirement Plan was further amended effective January 1, 2002, January 1, 2003, October 1, 2004, March 28, 2005, and July 1, 2005, in order to comply with various laws and regulations or other guidance published by the Internal Revenue Service and the U.S. Department of Labor, to clarify and simplify the Retirement Plan’s administration, and to add to the Retirement Plan’s coverage (i) new participating employers, and (ii) groups of employees newly eligible pursuant to the terms of certain collective bargaining agreements. In addition to benefits accrued to date which are set forth below, each Named Executive Officer will accrue benefits in the future in accordance with the table below:
Pension Plan Table (1)(2)(3)

	Years of Credited Service
Career Average Compensation Earned
On And After July 3, 2005(4)	10	15	20	25	30	35

$100,000	$15,000	$22,500	$30,000	$37,500	$45,000	$52,500
150,000	22,500	33,750	45,000	56,250	67,500	78,750
200,000	30,000	45,000	60,000	75,000	90,000	105,000
250,000	37,500	56,250	75,000	93,750	112,500	131,250

(1)	Assumes the annual benefit is payable for five years certain and life thereafter and that retirement age is 65. Retirement Plan benefits are not subject to reduction by Social Security or any other offsets.

(2)	Current law and regulations limit retirement benefits to $167,889 for calendar 2005 if they are payable for five years certain and life thereafter (assuming retirement age of 65). This limitation applies to total retirement benefits under the Retirement Plan as determined by adding benefits accrued with respect to periods of employment with SYSCO both before and after July 2, 2005. The Pension Plan Table does not reflect this limitation.

(3)	In addition, all MIP participants, including the Named Executive Officers, are provided with a Supplemental Executive Retirement Plan which is designed, generally, to provide annual payments to participants who satisfy certain years of service, years of MIP participation, and age requirements that, in combination with all SYSCO and other qualified retirement plan benefits (to the extent not derived from participant contributions to such plans) and Social Security payments available to the participant upon retirement, are equal to 50% of a participant’s final average annual compensation (as determined over the period specified in the Supplemental Executive Retirement Plan).

(4)	Compensation for benefit calculation purposes is limited by law to $210,000 for calendar 2005 and later years subject to cost-of-living adjustments. Compensation limitations are not taken into account in the Pension Plan Table.
      To the extent included in W-2 income, all amounts shown in the Summary Compensation Table (plus certain pre-tax contributions), other than deferred bonus and those amounts reported in the “All Other Compensation” column, are utilized to compute career average compensation, subject to the compensation limitations noted in footnote (4).

      The Retirement Plan provides for an annual benefit payable monthly for five years certain and life thereafter, equal to:

•	the normal retirement benefit that accrued under the prior plan before July 2, 1989, plus

•	an amount equal to 1 1/2% of the participant’s average monthly eligible compensation (based on the participant’s W-2 earned income, plus certain pre-tax contributions) paid on and after July 2, 1989 times years and partial years of credited service performed on and after July 2, 1989.
      In the event of a participant’s death while actively in our employ or on leave of absence or layoff status before his or her normal retirement age (age 65) or, if earlier, after becoming eligible for a benefit that has not commenced, and if the participant has five or more years of credited service, a death benefit is payable monthly to the participant’s beneficiary during a 10-year period certain and, if applicable, for the beneficiary’s life thereafter. The single-sum value of the death benefit is actuarially equivalent to the single-sum value of the monthly pension accrued by the deceased participant prior to his or her death or earlier termination of employment, with interest credited from the participant’s date of termination through his date of death, if applicable. The same death benefit, calculated on the single sum value of the participant’s monthly pension amount earned at the date of the participant’s death, is available to the beneficiary of a participant who dies while actively in our employ or on leave of absence or layoff status after his or her 65th birthday.
      The Named Executive Officers had accrued the following annual benefits and credited benefit service under the Retirement Plan as of July 2, 2005:

•	Mr. Schnieders — $53,926 and 23 years;

•	Mr. Lankford — $56,514 and 24 years(*);

•	Mr. Stubblefield — $42,172 and 16 years;

•	Mr. Accardi — $57,563 and 29 years; and

•	Mr. Spitler — $48,082 and 18 years.
      As of July 2, 2005, the Named Executive Officers also had anticipated future service to age 65 as follows:

•	Mr. Schnieders — 8 years;

•	Mr. Lankford — 7 years (*);

•	Mr. Stubblefield — 6 years;

•	Mr. Accardi — 8 years; and

•	Mr. Spitler — 9 years.

(*)	Mr. Lankford resigned as an executive officer on July 2, 2005. See “Severance Agreements” above for a description of the severance payments and retirement benefits paid and to be paid to Mr. Lankford subsequent to the end of fiscal 2005.

Stock Performance Graph
      The following stock performance graph compares the performance of SYSCO’s Common Stock to the S&P 500 Index and to a peer group for SYSCO’s last five fiscal years. The members of the peer group are Nash Finch Company, Supervalu, Inc. and Performance Food Group Company. Fleming, which had been included in the peer group in the past, sold its foodservice operations in August 2003.
      The companies in the peer group were selected because they comprise a broad group of publicly held corporations with food distribution operations similar in some respects to our operations. Performance Food Group is a foodservice distributor and the other members of the peer group are in the business of distributing grocery products to retail supermarkets. We consider the peer group to be a more representative peer group than the “S&P Consumer Staples (Food Distributors)” index maintained by Standard & Poor’s Corporation that consists of SYSCO and Supervalu, Inc. because the peer group includes an additional foodservice distributor and represents a broader index.
      The returns of each member of the peer group are weighted according to each member’s stock market capitalization as of the beginning of each period measured. The graph assumes that the value of the investment in our Common Stock, the S&P 500 Index, and the peer group was $100 on the last trading day of fiscal 2000, and that all dividends were reinvested. Performance data for SYSCO, the S&P 500 Index and for each member of the peer group is provided as of the last trading day of each of our last five fiscal years.
Cumulative Total Return

	6/30/00	6/29/01	6/28/02	6/27/03	7/2/04	7/1/05

SYSCO CORPORATION	100.00	130.29	132.15	145.54	174.41	184.74
S&P 500	100.00	85.17	69.85	70.03	83.41	88.68
PEER GROUP	100.00	115.01	153.38	153.14	169.50	192.62

REPORT OF THE AUDIT COMMITTEE
      The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached hereto as Annex A. Messrs. Hafner, Merrill and Tilghman (Chairman) served on the Audit Committee during the full fiscal 2005 year, and Mr. Cassaday has served on the Audit Committee since his election to the Board in November 2004. Each member of the Audit Committee is financially literate and each member is independent as defined in the New York Stock Exchange’s listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934. None of the Audit Committee members serve on the audit committees of more than two other companies. The Audit Committee held 12 meetings during fiscal 2005. The Board has determined that Mr. Hafner meets the definition of an audit committee financial expert as promulgated by the Securities and Exchange Commission.
      The function of the Audit Committee is to oversee and report to the Board with respect to various auditing and accounting matters, including the selection of the independent public accountants, the scope of audit procedures, the nature of all audit and non-audit services to be performed by the independent public accountants, the fees to be paid to the independent public accountants, the performance of the independent public accountants and the Company’s accounting practices and policies.
      The Audit Committee has met and held discussions with management and the independent public accountants. Management represented to the Audit Committee that SYSCO’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent public accountants. The Audit Committee also discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61. SYSCO’s independent public accountants provided to the Audit Committee the written disclosures and the letter required by the Independence Standards Board’s Standard No. 1, and the Audit Committee discussed with the independent public accountants that firm’s independence.
      Based on the Audit Committee’s discussion with management and the independent public accountants and the Audit Committee’s review of the representations of management and the report of the independent public accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in SYSCO’s Annual Report on Form 10-K for the year ended July 2, 2005 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

John M. Cassaday
Joseph A. Hafner, Jr.
Richard G. Merrill
Richard G. Tilghman, Chairman
Fees Paid to Independent Public Accountants
      During fiscal 2005 and 2004, SYSCO incurred the following fees for services performed by Ernst & Young LLP:

	Fiscal 2005	Fiscal 2004

Audit Fees	$3,343,900	$2,312,800
Audit Related Fees(1)	164,441	421,541
Tax Fees(2)	2,522,612	2,689,970
All Other Fees	—	—

(1)	Audit related fees in fiscal 2005 included $64,350 related to acquisition due diligence, $81,310 for the audit of certain benefit plans and $18,781 for other audit-related services. Audit related fees in fiscal 2004 related to acquisition due diligence, assistance with preparation for the implementation of Section 404 of the Sarbanes-Oxley Act of 2002 and the audit of certain benefit plans.

(2)	Tax fees in fiscal 2005 included $2,493,874 related to the income tax compliance outsourcing arrangement with the Company’s independent auditor and $28,738 in other tax compliance and audit defense assistance. Tax fees in fiscal 2004 related to the same types of engagements.

Pre-Approval Policy
      In February 2003, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company. The policy requires that all services, including audit services and permissible audit related, tax and non-audit services, to be provided by Ernst & Young LLP to the Company, be pre-approved by the Audit Committee. All of the services performed by Ernst & Young in fiscal 2005 were approved in advance by the Audit Committee pursuant to the foregoing pre-approval policy and procedures. During fiscal 2005, Ernst & Young did not provide any services prohibited under the Sarbanes-Oxley Act.
PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS
ITEM NO. 2 ON THE PROXY CARD
      The Audit Committee of the Board has appointed Ernst & Young LLP as SYSCO’s independent accountants for fiscal 2006. Ernst & Young LLP has served as the Company’s independent public accountants providing auditing, financial and tax services since their engagement in fiscal 2002. In determining to appoint Ernst & Young, the Audit Committee carefully considered Ernst & Young’s past performance for the Company, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards.
      Although the Company is not required to seek ratification, the Audit Committee and the Board believe it is sound corporate governance to do so. If stockholders do not ratify the appointment of Ernst & Young, the current appointment will stand, but the Audit Committee will consider the stockholders’ action in determining whether to appoint Ernst & Young as the Company’s independent accountants for fiscal 2007.
      Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.
The Board of Directors recommends a vote FOR the ratification of the appointment of independent accountants for fiscal 2006.

PROPOSAL TO APPROVE THE 2005 MANAGEMENT INCENTIVE PLAN
ITEM NO. 3 ON THE PROXY CARD
      The 2005 Management Incentive Plan (the “2005 MIP”) was recommended by the Compensation and Stock Option Committee (the “Committee”) on September 8, 2005, and adopted by the Board of Directors on September 9, 2005, subject to stockholder approval. If approved, the 2005 MIP will become effective on November 11, 2005 and terminate on November 11, 2010 (unless earlier terminated by action of the Board of Directors). Awards made prior to termination of the plan with respect to the 2010 fiscal year will remain in effect following termination of the plan. The Committee will not make any awards under the 2005 MIP without stockholder approval.
      The 2005 MIP will replace the 2000 MIP. However, awards made with respect to fiscal year 2006 will be governed by the terms of the 2000 MIP. No more than 1,200,000 additional shares of Common Stock may be issued under the 2000 MIP. See “Proposal to Approve Compensation to be Paid to Certain Executive Officers Under the 2000 Management Incentive Plan, Item No. 4 on the Proxy Card.”
      The Board of Directors is seeking stockholder approval for two reasons:

•	Stockholder approval of stock awards granted under the 2005 MIP is required by Section 303A.08 of the New York Stock Exchange Listed Company Manual. It is intended that such approval apply to all shares delivered under the 2005 MIP prior to the termination date.

•	Payment of compensation under the 2005 MIP to the Senior Executive Participants (i.e., the Company’s chief executive officer and its other four most highly compensated executive officers) is being submitted to stockholders for approval so that such compensation will qualify as performance-based for purposes of Section 162(m) of the Code. Compensation that qualifies as performance-based for purposes of Section 162(m) of the Code is not subject to the annual Section 162(m) limit on the deductibility of compensation in excess of $1 million with respect to each of the Senior Executive Participants. It is intended that such approval apply to all awards payable with respect to fiscal years 2007, 2008, 2009 and 2010, so long as they are paid prior to the date of the Company’s Annual Meeting of Stockholders held in 2010.
      The following summary of the material terms of the 2005 MIP is qualified in its entirety by the terms of the 2005 MIP, a copy of which is attached as Annex B hereto.
Purpose of the 2005 MIP
      The purpose of the 2005 MIP is to promote the interests of the Company and its stockholders by providing incentives to (i) certain key management personnel for outstanding performance in the management of the divisions or subsidiaries of the Company and (ii) certain corporate personnel for managing the operations of the Company as a whole and/or managing the operations of certain subsidiaries. To achieve that purpose, the 2005 MIP permits the grant of performance-based bonus awards, payable in cash and shares of Common Stock, as further explained below.
Administration of the 2005 MIP
      The Committee will administer the 2005 MIP, except that it may delegate administrative powers with respect to awards to non-executive officers. The Committee is composed entirely of “non-employee directors” within the meaning of SEC Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). As noted elsewhere, the members of the Committee are also “independent” as that term is defined by New York Stock Exchange listing requirements and the Company’s Corporate Governance Guidelines.
      The Committee will have the power in its discretion to grant awards under the 2005 MIP, to select the individuals to whom awards are granted, to determine the terms of all awards under the 2005 MIP, to interpret the provisions of the 2005 MIP and to otherwise administer the plan.

Eligibility and Participation
      The Committee designates participants for a particular fiscal year from among the following eligible individuals:

Senior Executive Participants — Persons who are “covered employees” under Code Section 162(m) during the relevant fiscal year (currently, this includes the Company’s Chief Executive Officer and the four highest compensated officers other than the Chief Executive Officer).

Corporate Participants — Persons who serve as officers of the Company who are also employees of the Company or a subsidiary.

Subsidiary Participants — Persons who serve as officers of a subsidiary.

Designated Participants — Persons other than Corporate Participants or Subsidiary Participants who are employed by a subsidiary or by the corporate office of the Company who are designated by the Committee from time to time.
A Senior Executive Participant is treated as such, even if he or she would otherwise fall into another category.
      To the extent possible, the Committee will designate participants for a particular fiscal year before the start of that year, or as soon as practicable during the fiscal year in which a person first becomes eligible. Except as described below in connection with a Change of Control, the Committee may remove the employee from participation in the plan, with or without cause, at any time, even if he or she has already been designated to participate, and such an employee will not be entitled to any bonus under the plan for the year in which he or she is removed, regardless of when during such year he or she is removed.
      Currently, approximately 190 employees of the Company and its subsidiaries are within the class eligible to participate in the 2005 MIP.
Payment of Bonuses

Corporate Participants and Certain Senior Executive Participants
      Bonus opportunities awarded to Corporate Participants, and Senior Executive Participants who would otherwise be Corporate Participants, under the 2005 MIP may consist of any or all of the following three components, based on the following criteria:

•	The Company’s return on stockholders’ equity and increases in earnings per share;

•	Return on capital and/or increases in pretax earnings in respect of selected divisions and/or subsidiaries of the Company; and/or

•	One or more of the following performance factors:

(i)	sales of the Company and/or one or more selected divisions and/or subsidiaries;

(ii)	pretax earnings of the Company;

(iii)	net earnings of the Company and/or one or more selected divisions and/or subsidiaries;

(iv)	control of operating and/or non-operating expenses of the Company and/or one or more selected divisions and/or subsidiaries;

(v)	margins of the Company and/or one or more selected divisions and/or subsidiaries;

(vi)	market price of the Company’s securities;

(vii)	market share;

(viii)	“economic value added” defined as a formula equal to (a) net operating profit after tax less (b)(i) average total assets net of intercompany balances and non-interest liabilities times (ii) weighted average cost of capital; and

(ix)	with respect to participants other than Senior Executive Participants, other factors determined by the Committee that are directly tied to the performance of the Company and/or one or more selected divisions and/or subsidiaries.

Subsidiary Participants and Certain Senior Executive Participants
      Bonus opportunities awarded to Subsidiary Participants, and Senior Executive Participants who would otherwise be Subsidiary Participants, under the 2005 MIP may consist of any or all of the following three components, based on the following criteria:

•	Return on capital and increases in pretax earnings of the subsidiary or division employing such participant;

•	Stockholders’ equity and increases in earnings per share of the Company as a whole; and/or

•	One or more of the following performance factors:

(i)	sales of the Company and/or one or more selected divisions and/or subsidiaries;

(ii)	pretax earnings of the Company;

(iii)	net earnings of the Company and/or one or more selected divisions and/or subsidiaries;

(iv)	control of operating and/or non-operating expenses of the Company and/or one or more selected divisions and/or subsidiaries;

(v)	margins of the Company and/or one or more selected divisions and/or subsidiaries;

(vi)	market price of the Company’s securities;

(vii)	market share;

(viii)	economic value added (defined above); and

(ix)	with respect to participants other than Senior Executive Participants, other factors determined by the Committee that are directly tied to the performance of the Company and/or one or more selected divisions and/or subsidiaries.
      Subsidiary Participants, but not Senior Executive Participants, may also receive an additional bonus (the “Additional Bonus”) to be awarded in the sole discretion of the Committee. The Additional Bonus is based upon such criteria as the Committee may develop, in its sole discretion.
      The Committee has discretion to determine the relative weights of the factors and the percentage of the total bonus comprised by the portion determined with respect to performance of divisions and/or subsidiaries versus the portion determined by Company performance. The Committee may alter the bonus formula with respect to any participant by changing the performance targets; provided, however, that the Company may not change the performance targets for any Senior Executive Participants after the first 90 days of the fiscal year.

Designated Participants
      The Committee may formulate a bonus structure for each Designated Participant who is not a Senior Executive Participant which is based on performance factors determined by the Committee in its sole discretion, and which may or may not be similar to the bonus structure formulated for other participants.

Senior Executive Participants
      Bonus opportunities awarded to Senior Executive Participants depend upon the criteria described above, based upon whether such a participant would otherwise have been a Corporate or Subsidiary Participant. However, no Senior Executive Participant may receive an aggregate bonus for any given fiscal year under the 2005 MIP (including the value of all cash and securities received with respect to such fiscal year) in excess of $10,000,000.

Adjustments to Performance Measures
      In calculating whether a bonus has been earned, or the amount of any bonus earned, performance measures for fiscal years containing 53 weeks are subject to adjustment in order to provide comparability with 52-week years, at the discretion of the Committee.
Stock Awards
      Participants who earn a cash bonus under the MIP will also be entitled to an award of Common Stock with a value equal to 28% of any cash bonus earned. In the event of a recapitalization of the Company or its merger into or consolidation with another corporation after the end of a fiscal year which is the measurement period for a specific award, but prior to the issuance of the award, a participant shall be entitled to receive such securities which he or she would have been entitled to receive had he or she been a stockholder of the Company holding shares pursuant to the 2005 MIP at the time of such recapitalization, merger or consolidation. The number of shares to which a Participant is entitled will be based on the closing price at the end of the relevant fiscal year. If there is a stock split, stock dividend or combination of shares with respect to the Company’s Common Stock after the end of the year, but prior to the payment of the award, the award will be subject to appropriate adjustment.
Cap on Total Stock Awards
      The maximum number of shares of Common Stock that may be delivered during the term of the 2005 MIP under all MIP awards is 2,800,000 shares, subject to adjustment for recapitalizations, stock splits and similar events. Shares issued under the 2005 MIP may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market.
Transfer Restrictions on Stock Awards and Forfeiture
      Whether or not the shares to be issued to a participant are registered under the Securities Act of 1933, as amended, participants will be prohibited from selling or otherwise transferring them for at least 2 years after issuance, except in the event of death or termination of employment due to disability or retirement. In the event of a Change of Control, as that term is defined in the 2005 MIP, all transfer restrictions will lapse with respect to shares issued with respect to a performance period ending prior to or within one year after the Change of Control. If a participant’s employment terminates for any reason other than death, disability or retirement, and he or she is the holder of shares under the 2005 MIP the transfer of which remains restricted pursuing to the foregoing provisions at the time of termination, then transfer will remain restricted for an additional 6 months following termination of employment, or until expiration of the 2-year period, whichever is longer.
      If a participant’s employment is terminated for any reason other than death, disability or retirement, within 2 years from issuance, he or she will forfeit all shares issued under the 2005 MIP within the 2-year period prior to termination, upon demand by the Committee made within 6 months following termination. However, if a Change of Control has occurred, the Company will have no rights with respect to any shares issued under the MIP with respect to a performance period ending prior to or within one year following the Change of Control.
Change of Control
      If a Change of Control occurs, in lieu of any award he or she might otherwise be entitled to under the 2005 MIP, each participant will generally be entitled (subject to adjustments described below) to 128% of a bonus amount that is prorated based on:

•	the portion of the year that has elapsed; and

•	an amount equal to the cash portion (but not the stock award) of the award to which the participant would have been entitled based on annualized performance results for the interim period ending with the most recently completed fiscal quarter.

For example, if a Change of Control occurred exactly half-way through the fiscal year, and the Company’s most recently completed interim results on an annualized basis would have entitled a participant to a $50,000 bonus for that year, then he or she would instead be entitled to $32,000 (or $50,000 × 1/2 × 1.28).
      Participants Remaining at End of Year. However, if a participant remains employed by the Company through the last day of the fiscal year in which the Change of Control occurs, and if the bonus that would have been paid to him or her for such fiscal year under the Plan based on the Company’s actual performance for the entire year would have been greater than the amount he or she received under the foregoing paragraph, then a cash sum equal to the difference in value will be paid.
      Participants with Severance Arrangements. Notwithstanding the foregoing, with respect to the Company’s current Chairman, Chief Executive Officer and President, Richard J. Schnieders, and any other participant who has a severance agreement with the Company, any bonus paid pursuant to the foregoing paragraphs shall be reduced by any portion of the participant’s severance which is determined by reference to payments received or to be received under the 2005 MIP or any of its predecessor or successor plans.
Amendment and Early Termination
      The 2005 MIP allows amendment at any time by the Board of Directors. Any such amendment shall be effective as of commencement of the fiscal year during which the 2005 MIP is amended, regardless of the date of the amendment, unless otherwise stated by the Board of Directors. Certain material amendments, such as materially increasing the number of shares, expanding the types of awards that may be granted, material expansion of the class of participants or material extension of the term, may also be subject to stockholder approval under the NYSE listing requirements. The 2005 MIP may be terminated at any time by the Board of Directors and termination will be effective as of the commencement of the fiscal year in which such action to terminate the 2005 MIP is taken.
Federal Income Tax Consequences
      The following is a general description of the federal income tax consequences of compensation paid under the 2005 MIP. This summary does not address any state, local or other non-federal tax consequences associated with the payment of compensation under the 2005 MIP. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who participate in the 2005 MIP. Participants in the 2005 MIP should consult their own tax advisors to determine the tax consequences to them based on their own particular circumstances.

Cash Bonuses; Stock Awards
      A participant will recognize ordinary compensation income at the time the cash portion of a participant’s bonus is paid.
      With respect to the Common Stock awards, the transfer restrictions described above would likely constitute a substantial risk of forfeiture for purposes of Section 83(b) of the Code. Thus, in general, unless a participant who receives Common Stock makes an election under Section 83(b) of the Code as described below, there will be no federal income tax consequences to the participant upon receipt of the Common Stock until the expiration of the transfer restrictions. At that time, the participant generally will recognize ordinary compensation income equal to the then fair market value of the Common Stock. In general, any dividends paid to the participant while the transfer restrictions apply will be taxable compensation income to the participant.
      If the participant makes an election under Section 83(b) of the Code with respect to the Common Stock (a “Section 83(b) Election”), the participant will recognize ordinary compensation income equal to the fair market value of the Common Stock on the date of receipt. In addition, cash dividends paid to the participant making a Section 83(b) Election would generally be taxable at a current maximum rate of 15% applicable to dividend income.

      A participant will be subject to withholding for federal, and generally for state and local, income taxes at the time the participant recognizes ordinary income under the rules described above with respect to the Common Stock and cash received. The tax basis in the Common Stock received by a participant will equal the amount recognized by the participant as ordinary income under the rules described above. Upon a subsequent sale of the Common Stock, any gain or loss realized by the participant will be capital gain or loss.

Deductibility — In General
      Subject to the discussion below, the Company will be entitled to a deduction for federal income tax purposes that corresponds as to the timing and amount of compensation income recognized by a participant under the foregoing rules.

Tax Code Limitations on Deductibility
      In order for the amounts described above to be deductible by the Company, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.
      The ability of the Company to obtain a deduction for future payments under the 2005 MIP could be limited by the golden parachute rules of Section 280G of the Code. These rules could apply to bonuses paid to certain participants if, following a change of control of the Company, the bonuses paid to such participants, and any other compensation paid or deemed paid to such participants that is contingent on a change of control of the Company, has a present value of at least three times the participant’s average annual compensation from the Company over the prior five years (the “average compensation”). In that event, all compensation contingent on a change of control (including the bonus paid pursuant to the 2005 MIP) that exceeds the participant’s average annual compensation, adjusted to take into account any portion thereof shown to be reasonable compensation, is not deductible by the Company. Such compensation is also subject to a nondeductible 20% excise tax, in addition to regular income tax, in the hands of the participant. The golden parachute rules of Section 280G of the Code generally apply to employees or other individuals who perform services for the Company if, within the 12-month period preceding the change in control, the individual is an officer of the Company, a stockholder owning more than 1% of the stock of the Company, or a member of the group consisting of the lesser of the highest paid 1% of the employees of the Company or the highest paid 250 employees of the Company.
      As noted above, Section 162(m) of the Code generally disallows a public company’s deduction for compensation in excess of $1 million paid in any taxable year to the Company’s chief executive officer and any of its other four highest compensated officers (a “Senior Executive Participant”). The determination of whether a person is a Senior Executive Participant is made as of the last day of the Company’s fiscal year. Compensation that qualifies as “performance-based compensation,” however is excluded from the $1 million deductibility cap. The 2005 MIP has been drafted and is intended to be administered in a manner that would enable the compensation paid to Senior Executive Participants to qualify as performance-based for purposes of Section 162(m) of the Code. Stockholder approval of the 2005 MIP is necessary in order for compensation paid under the 2005 MIP to qualify as performance-based for purposes of Section 162(m) of the Code.
      The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of awards under the 2005 MIP.

New Plan Benefits
      Because the Committee has complete discretion to determine the number and selection of award recipients as well as the number, types, vesting requirements and other terms of all awards, and because the future value of Common Stock is uncertain, it is not possible to determine the benefits or amounts, if any, that will be received by or allocated to any person under the 2005 MIP. However, for informational purposes only, set forth below are the values of bonuses with respect to the 2005 fiscal year under the 2000 MIP for the persons and groups specified:

			Total Restricted Shares Awarded(2)

				Aggregate Value
				Based on Closing
Name and Position	Total Cash Awarded(1)(2)		Number of Shares	Price at 07/01/05

Richard J. Schnieders, Chairman, Chief Executive Officer and President	$1,387,706	(3)	34,080	$1,235,400
Thomas E. Lankford(4)	991,213		24,343	882,434
John K. Stubblefield, Jr., Executive Vice President, Finance and Chief Financial Officer	753,311		18,501	670,661
Larry J. Accardi, Executive Vice President, Contract Sales and President, Specialty Distribution Companies	713,672		17,527	635,354
Kenneth F. Spitler, Executive Vice President; President of North American Foodservice Operations	713,672		17,527	635,354
Executive officers as a group, including the Named Executive Officers	9,985,728		245,228	8,889,517
All non-executive officers and other employees as a group	18,128,010		372,469	13,502,014
All non-employee directors as a group	n/a		n/a	n/a
Total	$28,113,738		617,697	$22,391,531

(1)	Excludes matching amounts credited to participant accounts under the Company’s Executive Deferred Compensation Plan (“EDCP”) with respect to any amounts of a MIP bonus that were deferred. EDCP matches for the named individuals were as follows: Mr. Schnieders, $205,905; Mr. Lankford, $147,075; Mr. Stubblefield, $111,777; Mr. Accardi, $105,894; and Mr. Spitler, $105,894.

(2)	The Total Cash Awarded and Total Restricted Shares Awarded columns above include all cash and shares distributed, respectively, under the 2000 MIP pursuant to awards made with respect to the 2005 fiscal year, including all company matches and accompanying payments.

(3)	Does not include $370,629 paid under the Supplemental Plan.

(4)	Thomas E. Lankford resigned as President and Chief Operating Officer effective July 2, 2005.
Bonus amounts paid under the 2005 MIP may vary materially from the amounts paid under the 2000 MIP with respect to the 2005 fiscal year.

Supplemental Performance Based Bonus Plan
      Mr. Schnieders also participates in the Supplemental Performance Based Bonus Plan, under the terms of which he may (a) receive a bonus payable outside the 2005 MIP, or (b) forfeit a portion of any bonus payable under the 2005 MIP. See “Report of the Compensation and Stock Option Committee — Incentive Compensation — Supplemental Performance Based Bonus Plan.”
Executive Deferred Compensation Plan
      Participants in the 2005 MIP will be entitled to defer portions of any bonus payable under the 2005 MIP and receive matching contributions to their accounts under the Company’s Executive Deferred Compensation Plan. See “Report of the Compensation and Stock Option Committee — Incentive Compensation — Deferred Compensation Election.”
Supplemental Executive Retirement Plan
      Bonuses payable under the 2005 MIP will be included in calculating a participant’s final average compensation for purposes of determining benefits payable under the current Supplemental Executive Retirement Plan.
Certain Interests of Directors
      In considering the recommendation of the Board of Directors with respect to the 2005 MIP, stockholders should be aware that members of the Board of Directors have certain interests that may present them with conflicts of interest in connection with the proposal to approve the 2005 MIP. In particular, directors who are employees of the Company will be eligible for the grant of awards under the 2005 MIP. Nevertheless, the Board of Directors believes that approval of the 2005 MIP will advance the interests of the Company and its stockholders by encouraging officers and key employees to make significant contributions to the long term success of the Company.
Required Vote
      The affirmative vote of a majority of votes cast is required to approve this proposal. For purposes of qualifying the shares authorized under the proposed plan for listing on the NYSE, the total votes cast on the proposal must represent over 50% of shares outstanding.
The Board of Directors recommends a vote FOR approval of the 2005 Management Incentive Plan.

PROPOSAL TO APPROVE COMPENSATION TO BE PAID TO
CERTAIN EXECUTIVE OFFICERS UNDER THE 2000 MANAGEMENT INCENTIVE PLAN
ITEM NO. 4 ON THE PROXY CARD
      On May 12, 2005, the Committee approved the fiscal 2006 bonus program (the “2006 Program”) under the 2000 Management Incentive Plan (the “2000 MIP”), including awards for executive officers who may be Senior Executive Participants under the 2000 MIP with respect to that fiscal year. The Senior Executive Participants include the Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer. Agreements implementing the 2006 Program (the “2006 Agreements”) have been entered into with Messrs. Schnieders, Stubblefield, Accardi, Spitler, Pulliam, Carrig, Graham, Green, Holden, James Lankford, Smith and Soltis (the “2006 Award Recipients”).
      Payment of awards (the “2006 Awards”) under the 2006 Agreements is being submitted to stockholders for approval so that such compensation can qualify as performance-based for purposes of Section 162(m) of the Code. Compensation that qualifies as performance-based for purposes of Section 162(m) of the Code is not subject to the annual Section 162(m) limit on the deductibility of compensation in excess of $1 million, in the event that any party to a 2006 Agreement is a Senior Executive Participant with respect to fiscal 2006.
      If the 2006 Awards are not approved by the stockholders, no bonuses will be payable under the 2006 Program to any 2006 Award Participants.
      The following is a summary of the material terms of the 2006 Awards and the relevant provisions of the 2000 MIP. The 2000 MIP is filed as Appendix A to the Company’s proxy statement filed with the SEC on September 25, 2000. The form of 2006 Agreements were filed as Exhibits 10(vv) and 10(yy) to the Company’s Annual Report on Form 10-K on September 15, 2005.
Payment of Bonuses
      The Company is submitting for approval two kinds of awards for potential Senior Executive Participants: one type for those who would otherwise be “Corporate Participants” and who are Senior Vice Presidents of Operations; and one type for the rest of those who would otherwise be Corporate Participants, as those terms are defined in the 2000 MIP. Solely for purposes of this description, the former are referred to as “SVPO Participants” and the latter are referred to as “Corporate Participants.”

Corporate Participants
      Awards to Corporate Participants provide for a potential bonus with two components. The first component is based on the performance of the Company as a whole, and the second is based on the performance of the Company’s operating divisions or subsidiaries.
      Company Performance Component. The first component of the bonus is earned only if the Company achieves specified earnings per share increases over fiscal 2005 and also achieves certain return on equity targets. This portion of the bonus is calculated by multiplying 100% of the Corporate Participant’s base salary by 70% of a percentage determined based upon the levels of earnings per share increases and return on equity achieved by the Company as a whole. Return on equity is computed as net after-tax earnings for fiscal 2006 divided by the Company’s average stockholders’ equity for fiscal 2006, computed by dividing 5 into the sum of the Company’s stockholders’ equity at the beginning of the year and at the end of each quarter during the year.
      Division/ Subsidiary Performance Component. The second component of the bonus is earned only if at least 15 operating divisions and/or subsidiaries obtain certain return on capital targets and the divisions and subsidiaries that obtain the target return on capital together employ at least half of the aggregate total capital of all Company operating divisions or subsidiaries. This portion of the bonus is calculated by multiplying the Corporate Participant’s base salary by 9% with respect to the first 15 operating divisions or subsidiaries that obtain a target return on capital and by an additional 1.5% for each additional operating division or subsidiary that obtains the target return on capital.
      For purposes of computing the operating division or subsidiary portion of the bonus, return on capital is computed by dividing the operating division’s or subsidiary’s pretax earnings (excluding any gain on the sale of fixed assets and intercompany interest income) by the operating division’s or subsidiary’s total capital. Total capital is computed as the sum of (a) average stockholder’s equity, (b) average long-term debt, (c) average net intercompany accounts, and (d) certain specified adjustments (amounts allocated to capital with respect to (i) fixed rate intercompany loans, (ii) capitalized leases, (iii) below market plant and equipment costs, and (iv) other adjustments affecting capital approved by the Committee).

SVPO Participants
      Awards to SVPO Participants provide for a potential bonus with two components:
      Company Performance Component. Under the first component, an SVPO Participant is entitled to 50% of the bonus he or she would have earned as a “Corporate Participant.”
      Division/ Subsidiary Performance Components. The second component depends on the aggregate performance of all of the subsidiaries supervised by the participant (together, the “Supervised Operations”). The amount of bonus payable (if any) under this component is calculated by multiplying:

(1) the sum of:

•	70% times a percentage which varies, based upon the levels of operating pretax earnings increases and return on capital over fiscal 2005; plus

•	30% times a percentage which varies, based upon the levels of pretax earnings increases and return on capital over fiscal 2005;

-times-

(2) 70% of base salary.
Other Terms
      No Senior Executive Participant is entitled to receive a 2006 Award in excess of 1% of the Company’s earnings before income taxes for fiscal 2006, as publicly disclosed in the “Consolidated Results of Operations” section of the Company’s Form 10-K for fiscal 2006 filed with the Securities and Exchange Commission.
      The Committee must approve the payment of any bonus under the program to Senior Executive Participants within 90 days following the end of fiscal 2006. All bonuses under the program are subject to the provisions of the 2000 MIP.
Election to Receive Common Stock
      A Participant may give notice to the Committee within the first ninety (90) days of fiscal year 2006 that such participant irrevocably elects to receive a certain percentage (up to 40% in 5% increments) of his or her annual bonus in the form of Company Common Stock (valued at the closing price on the New York Stock Exchange (“NYSE”) on the last trading day of such fiscal year) in lieu of cash. In the event of such election, such Participant will receive an additional number of shares equal to 50% of the number of shares determined as described above (“Additional Shares”) and an additional cash amount equal to the value of such Additional Shares multiplied by the effective tax rate applicable to the Company for such fiscal year.
Restrictions on Awards
      Participants may also be required to enter into an agreement at the time of issuance of such shares that the Participant will not sell, transfer, give or otherwise convey any of such shares for a period of two years from the date on which such shares were issued to the Participant, except in the event of death or termination of employment due to disability or retirement under the normal Company benefit plans, and such shares shall bear a legend reflecting the terms of such restriction.
      If a Participant’s employment is terminated at any time within the first twelve month period following the issuance of shares for any reason, with or without cause, other than the Participant’s death or termination of employment due to disability or retirement under normal Company benefit plans, then upon demand of the Company made in writing within thirty (30) days from the date of termination, such Participant will sell to the Company all of the stock issued to the Participant within the twelve months preceding the date of termination at a purchase price equal to the lower of the then market price of the stock or the price at which the stock was valued for purposes of issuing it pursuant to the plan. If a Participant’s employment is terminated after one year but before two years from the date on which any such shares of Common Stock were issued to the Participant, on the demand of the Company made in writing within thirty (30) days from the date of termination, such Participant will sell to the Company, in addition to the shares he or she may be required to sell under the preceding sentence, 50% of the stock issued to the Participant within twenty-four months but more than twelve months preceding the date of termination at a purchase price equal to the lower of the then market price of the stock, or the price at which the stock was valued for purposes of issuing it pursuant to the 2006 Awards. The market price of the Common Stock shall be deemed to be the closing price of such stock on the primary securities exchange on which such stock is traded on the date of termination; and if such stock did not trade on such date, then on the next day on which it does trade. The shares of any Common Stock issued under the 2006 Awards shall bear a legend reflecting these restrictions.
New Plan Benefits
      Because the Committee has complete discretion to determine the number and selection of award recipients as well as the number, types, vesting requirements and other terms of all awards, and because the future value of Common Stock is uncertain, it is not possible to determine the benefits or amounts, if any, that will be received by or allocated to any person under the 2006 Awards. However, for informational purposes only, set forth below are the values of bonuses that would have been received with respect to the 2005 fiscal year had the 2006 Program been in effect for fiscal 2005 for each of the Named Executive Officers and the 2006 Award Recipients as a group. Because the 2006 Program is unchanged from the 2005 Program, these are also the amounts that were actually received with respect to the 2005 fiscal year under the 2005 Program.

			Total Restricted Shares Awarded(2)

				Aggregate Value
				Based on Closing
Name and Position	Total Cash Awarded(1)(2)		Number of Shares	Price at 07/01/05

Richard J. Schnieders, Chairman, Chief Executive Officer and President	$1,387,706	(3)	34,080	$1,235,400
Thomas E. Lankford(4)	991,213		24,343	882,434
John K. Stubblefield, Jr., Executive Vice President, Finance and Chief Financial Officer	753,311		18,501	670,661
Larry J. Accardi, Executive Vice President, Contract Sales and President, Specialty Distribution Companies	713,672		17,527	635,354
Kenneth F. Spitler, Executive Vice President; President of North American Foodservice Operations	713,672		17,527	635,354
All 2006 Award Recipients as a group	7,410,832		181,996	6,597,357

(1)	Excludes matching amounts credited to participant accounts under the Company’s Executive Deferred Compensation Plan (“EDCP”) with respect to any amounts of a MIP bonus that were deferred. EDCP matches for the named individuals were as follows: Mr. Schnieders, $205,905; Mr. Lankford, $147,075; Mr. Stubblefield, $111,777; Mr. Accardi, $105,894; and Mr. Spitler, $105,894.

(2)	The Total Cash Awarded and Total Restricted Shares Awarded columns above include all cash and shares distributed, respectively, under the 2000 MIP pursuant to awards made with respect to the 2005 fiscal year, including all company matches and accompanying payments.

(3)	Does not include $370,629 paid under the Supplemental Plan.

(4)	Thomas E. Lankford resigned as President and Chief Operating Officer effective July 2, 2005.
Bonus amounts paid pursuant to the 2006 Awards may vary materially from the amounts paid with respect to the 2005 fiscal year.

Supplemental Performance Based Bonus Plan
      Mr. Schnieders also participates in the Supplemental Performance Based Bonus Plan, under the terms of which he may (a) receive a bonus payable outside the 2000 MIP, or (b) forfeit a portion of any bonus payable under the 2000 MIP. See “Report of the Compensation and Stock Option Committee — Incentive Compensation — Supplemental Performance Based Bonus Plan.”
Executive Deferred Compensation Plan
      Participants in the 2000 MIP are entitled to defer portions of any bonus payable under the 2000 MIP and receive matching contributions to their accounts under the Company’s Executive Deferred Compensation Plan. See “Report of the Compensation and Stock Option Committee — Incentive Compensation — Deferred Compensation Election.”
Supplemental Executive Retirement Plan
      Bonuses payable under the 2000 MIP will be included in calculating a participant’s final average compensation for purposes of determining benefits payable under the Supplemental Executive Retirement Plan.
Federal Income Tax Consequences
      The following discussion addresses certain anticipated federal income tax consequences to Senior Executive Participants who receive the 2006 Awards and to the Company. It is based on the Code and interpretations thereof as in effect on the date of this proxy statement. Recipients of the 2006 Awards should consult their own tax advisors to determine the tax consequences to them based on their own particular circumstances.
      The amount of the cash portion of a Participant’s award bonus will constitute ordinary income to the recipient when received and will be deductible to the Company in the fiscal year in which the bonus is earned. If a Participant elects to receive a portion of his or her bonus in stock of the Company, the market value of such stock (as of the last trading day of the fiscal year of the Company for which such bonus was earned) will be treated as ordinary income when received, and the Company will be entitled to an equivalent deduction in the fiscal year in which the bonus was earned. Any subsequent sale of the stock by him or her shall give rise to a capital gain or loss.
      The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of 2006 Awards. We have not undertaken to discuss the tax treatment of the 2006 Awards in connection with a merger, consolidation or similar transaction. Such treatment will depend on the terms of the transaction and the method of dealing with the awards in connection therewith.
Certain Interests of Directors
      In considering the recommendation of the Board of Directors with respect to the 2006 Awards, stockholders should be aware that members of the Board of Directors have certain interests that may present them with conflicts of interest in connection with the proposal to approve the 2006 Awards.
      Certain of the directors who are employees of the Company are 2006 Award Recipients and are likely to be Senior Executive Participants. Nevertheless, the Board of Directors believes that approval of the 2006 Awards will advance the interests of the Company and its stockholders by encouraging key officers to make significant contributions to the long term success of the Company.
Required Vote
      The affirmative vote of a majority of votes cast is required to approve the payment of compensation to certain executive officers pursuant to the 2000 Management Incentive Plan.
The Board of Directors recommends a vote FOR approval of the payment of compensation to certain executive officers pursuant to the 2000 Management Incentive Plan.

PROPOSAL TO APPROVE THE 2005 NON-EMPLOYEE DIRECTORS STOCK PLAN
ITEM NO. 5 ON THE PROXY CARD
Background
      On September 9, 2005, the Board of Directors adopted the Sysco Corporation 2005 Non-Employee Directors Stock Plan (the “Proposed Directors Plan”), and unanimously recommended that the Proposed Directors Plan be submitted to stockholders for their approval at the 2005 annual meeting. If approved, the Proposed Directors Plan will replace the Company’s Amended and Restated Non-Employee Directors Stock Plan (the “Existing Directors Plan”) that is currently in place. If the Proposed Directors Plan is approved by stockholders, no new grants will be made under the Existing Directors Plan, although outstanding awards thereunder will remain outstanding, and may be exercised and will continue to vest in accordance with their terms. On September 26, 2005, the closing price of SYSCO’s common stock as reported by the NYSE was $32.01.
      The following is a summary of the principal provisions of the Proposed Directors Plan. The full text of the Proposed Directors Plan is attached hereto as Annex C.
Purpose
      The purpose of the Proposed Directors Plan is to make available shares of common stock for award to or purchase by non-employee directors of SYSCO in order to attract, retain and provide compensation for the services of experienced and knowledgeable non-employee directors for the benefit of SYSCO and its stockholders, and enable them to increase their ownership of SYSCO common stock and their personal financial stake in the Company, in addition to underscoring their common interest with stockholders in increasing the value of SYSCO over the long term.
Eligibility
      All members of SYSCO’s Board of Directors who are not current employees of SYSCO or any of its subsidiaries are eligible to participate in the Proposed Directors Plan. There currently are nine non-employee directors on the Board. Assuming the Board’s nominees are elected at the Annual Meeting, there will be nine non-employee directors as of the date of the Annual Meeting.
Shares Reserved for the Proposed Directors Plan
      The Proposed Directors Plan provides for the grant of options (“Options”), retainer stock awards (“Retainer Stock Awards”), restricted stock (“Restricted Stock”), restricted stock units (“Restricted Stock Units”), elected shares in lieu of a portion of annual cash retainer fees (“Elected Shares”) and additional matching shares issued with respect to Elected Shares (“Additional Shares”). Options granted may also provide for dividend equivalent rights. An aggregate maximum of 550,000 shares of the Company’s common stock may be issued under the Proposed Directors Plan. Of this total, 220,000 shares may be issued pursuant to Options, 320,000 shares may be issued pursuant to Retainer Stock Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Elected Shares and Additional Shares, and 10,000 shares may be issued as dividend equivalents.
      The number of shares covered by the Proposed Directors Plan is subject to adjustment in the event of stock dividends, stock splits, combinations of shares, mergers, consolidations, rights offerings, reorganizations or recapitalizations, or in the event of other changes in SYSCO’s corporate structure or shares. Any such adjustment will be made only if adjustments are made to awards under the Company’s incentive plans for management then in effect. Shares issued under the Proposed Directors Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market.
      To the extent any Option granted under the Proposed Directors Plan expires or terminates for any reason prior to exercise, the number of shares subject to the portion of the Option not so exercised will be available for future grants under the Proposed Directors Plan. Shares subject to Retainer Stock Awards, Restricted

Stock Awards or Restricted Stock Unit Awards that are forfeited or cancelled will again be available for new grants.
Administration of the Proposed Directors Plan
      The Proposed Directors Plan is administered by the Board. The Board has the authority to terminate or amend the Proposed Directors Plan, to determine the terms and provisions of the respective Option and award agreements, to construe Option and award agreements and the Proposed Directors Plan, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Proposed Directors Plan, including amending the vesting and exercisability terms of any Options. However, the Proposed Directors Plan may not be amended by the Board to revoke or alter any provision in a manner which is unfavorable to the grantee of Options, Retainer Stock Awards, Restricted Stock, Restricted Stock Units, Elected Shares or Additional Shares then outstanding. In addition, certain material amendments of the Proposed Directors Plan will be subject to stockholder approval, including increasing the number of shares authorized for issuance, in total or pursuant to any award type, modifying the method by which the Option exercise price is determined, providing for the repricing of any Option, expanding the types of awards that may be granted, materially expanding the class of participants or materially extending the term of the Plan. The Board may delegate any or all of its authority under the Proposed Directors Plan to the non-employee directors, or to any two or more thereof.
Grant of Stock Options and Exercise Price
      Under the Proposed Directors Plan, the Board will be entitled to grant Options in its discretion to eligible non-employee directors. Except as disclosed below, the Board may impose whatever terms or restrictions it deems appropriate in connection with any Option grant. The option exercise price per share to be established by the Board of Directors shall be not less than the last closing price of the Company’s common stock on the New York Stock Exchange on the first business day prior to the date of grant of the Option (the “Fair Market Value”). The Board may impose such restrictions or conditions upon the shares to be received upon the exercise of an Option as it deems appropriate.
Dividends and Dividend Equivalent Rights
      Under the Proposed Directors Plan, an Option may include the right to receive dividend payments or dividend equivalent payments with respect to the common stock subject to the Option. Such payments may be credited to an account for the grantee or settled in cash or common stock as determined by the Board. Any such crediting or settlements may be subject to such conditions as the Board of Directors establishes.
Means of Exercise of Options
      Upon exercise of the Option, the option price for purchased shares is payable immediately in cash or by tendering, through actual delivery or attestation, shares of SYSCO common stock held for at least six months that have an aggregate Fair Market Value equal to the Option exercise price or any combination of the foregoing. Subject to compliance with applicable law, under the Proposed Directors Plan, the Board of Directors may also permit a recipient to pay the exercise price by irrevocably authorizing a third party to sell shares of SYSCO common stock to be acquired upon exercise of the Option, or a portion thereof, and instructing that party to pay the exercise price and any required withholding to the Company. With the exception of any dividends or dividend equivalent rights specifically granted under the Proposed Directors Plan, an Option holder will have none of the rights of a stockholder with respect to any shares covered by the Option until such individual has exercised the Option, paid the Option price and been issued a stock certificate for the purchased shares.

Vesting and Exercisability of Options
      Under the Proposed Directors Plan, the Board of Directors shall establish, in its discretion, the terms under which Options shall vest and become exercisable; provided, however, that no Option shall have a term in excess of seven years, and all grants will be subject to a minimum three-year ratable vesting schedule.
Transferability of Options
      Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the grantee’s lifetime the option may be exercised only by the grantee or the grantee’s guardian or legal representative.
Retainer Stock Awards
      The Proposed Directors Plan also provides for the automatic grant of Retainer Stock Awards. As of the date of each Annual Meeting of SYSCO’s stockholders, each newly elected director who has not previously received a retainer stock award is granted a one-time Retainer Stock Award of 6,000 shares. Retainer Stock Awards will vest one-third on each of the first, second and third anniversaries of the date of grant.
      Common stock granted as a Retainer Stock Award may not be sold, assigned, transferred or pledged prior to the date it is vested. Each director, as the owner of shares of common stock granted to him or her as a Retainer Stock Award, has all the rights of a SYSCO stockholder, including, but not limited to, the right to vote such shares and the right to receive all dividends paid on such shares.
Restricted Stock and Restricted Stock Units
      The Board of Directors may grant shares of Restricted Stock and/or Restricted Stock Units to participants in such amounts and upon such terms and conditions as the Board shall determine; provided, however, that no grant of Restricted Stock or of any Restricted Stock Unit shall in any event vest more than 1/3 per year for each of the first three years following the date of grant. Grants of Restricted Stock are grants of common stock that may be subject to forfeiture based on the passage of time, the achievement of performance goals, and/or upon the occurrence of other events as determined by the Board in its discretion. Restricted Stock Units are awards denominated in units whose value is derived from common stock and which are subject to forfeiture based on the passage of time, the achievement of performance goals, and/or upon the occurrence of other events as determined by the Board in its discretion.
      The Board may impose, at the time of grant or anytime thereafter, such other conditions and/or restrictions on any shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that participants pay a stipulated purchase price for each share of Restricted Stock or each Restricted Stock Unit, that specific performance goals be obtained, the imposition of time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares following vesting.
      Common stock subject to a Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date it is vested, and except as otherwise specified by the Board. Restricted Stock Units may not be transferred.
      To the extent required by law, non-employee directors in whose names shares of Restricted Stock are issued shall be granted the right to exercise full voting rights with respect to those shares during the period of restriction. A participant shall have no voting rights with respect to any Restricted Stock Units. During the period of restriction, non-employee directors holding shares of Restricted Stock or Restricted Stock Units may, if the Board so determines, be credited with dividends paid with respect to the underlying shares or dividend equivalents. The Board, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, unrestricted common stock, Restricted Stock, or Restricted Stock Units. When and if Restricted Stock Units become payable, a non-employee director having received the grant of such units shall be entitled to receive payment from the Corporation in cash, in shares of common stock of equivalent value (based on the Fair Market Value thereof on the first business day prior to the date on which the Restricted Stock Units became payable), in some combination thereof, or in any other form determined by the Board in its sole discretion.
Elected and Additional Shares
      A non-employee director who is otherwise eligible to receive an annual cash retainer fee for services provided as a director may elect to forego up to 50% of his or her annual retainer fee, in 10% increments (exclusive of any fees or other amounts payable for attendance at meetings of the Board or for service on any committee thereof), and receive in its stead SYSCO common stock, in an amount determined as set forth below. Upon making such an election, the elected amount is deducted ratably from the quarterly payment of the director’s annual retainer fee, and the electing director’s account is credited on the date of each quarterly payment of the annual retainer fee (“Quarterly Payment Date”) with that number of shares of SYSCO common stock determined by dividing his or her elected amount by the Fair Market Value of one share of SYSCO common stock as of the first business day prior to such Quarterly Payment Date (“Elected Shares”). In addition, he or she also receives that number of shares of common stock determined by dividing 50% of the elected amount by the Fair Market Value of one share of SYSCO common stock as of the first business day prior to such Quarterly Payment Date (“Additional Shares”). The issuance date of common stock credited pursuant to a non-employee director’s election to forego up to 50% of his or her annual retainer fee is December 31 of the calendar year as to which the director has elected to receive stock in lieu of cash retainer payments or the last business day prior to December 31, if December 31 is not a business day of the Company’s transfer agent. If a director who has elected to receive common stock in lieu of cash retainer payments ceases to be a director for any reason, certificates for such shares shall be issued within 60 days following the date such director ceases to serve on the Board.
      All Elected Shares and Additional Shares are 100% vested as of the date they are credited to the electing director. Additional Shares, however, may not be sold or transferred for a period of two years after the date on which they are issued (the “Restriction”). The Restriction remains in effect after the date an electing director ceases to be a director; provided, however, that the Restriction lapses (i) if an electing director ceases to be a director under circumstances which would not cause forfeiture of Options or unvested Retainer Stock Awards, or by reason of disability; or (ii) on the date of certain defined changes of control of SYSCO.
Termination of Service
      Under the Proposed Directors Plan, unless otherwise determined by the Board of Directors, upon cessation of service as a non-employee director (for reasons other than death), all unvested Options and unvested Retainer Stock Awards, Restricted Stock Awards and Restricted Stock Units are forfeited, unless:

•	The non-employee director serves out his term but does not stand for reelection at the end of the term; or

•	The non-employee director retires from service prior to the expiration of his or her term and after attaining age 71.
      Upon a non-employee director’s death, all Options will vest and his or her legal representatives or heirs have three years within which to exercise them, but in no event may the Options be exercised after their expiration date. In addition, all unvested Retainer Stock Awards, Restricted Stock Awards and Restricted Stock Units will vest upon a non-employee director’s death, and all restrictions with respect to Additional Shares will lapse.
No Impairment of the Company’s Rights
      Nothing in the Proposed Directors Plan will be construed or interpreted so as to affect adversely or otherwise impair the Company’s right to remove any non-employee director from service on the Board at any time in accordance with the provisions of applicable law, and no non-employee director has any claim or right to be granted or issued an Option, Retainer Stock Award, Restricted Stock Award, Restricted Stock Unit, Elected Shares or Additional Shares, except as provided in the Proposed Directors Plan.
Effective Date and Term of the Amended and Restated Directors Plan
      The Proposed Directors Plan shall be effective as of the date of approval thereof by the Company’s stockholders. The Proposed Directors Plan will terminate upon the earliest to occur of (i) November 11, 2010, (ii) the date on which all shares available for issuance under the Proposed Directors Plan have been issued, or (iii) the date on which all outstanding grants or awards are terminated or have been forfeited. If the date of termination is determined under clause (i) or (ii) above, then any Options and Retainer Stock Awards, Restricted Stock or Restricted Stock Units outstanding on such date will not be affected by the termination of the Proposed Directors Plan and will continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or awards and the Plan, and Additional Shares shall continue to be subject to the applicable provisions of the Proposed Directors Plan.
Federal Tax Consequences
      The following is a general description of the federal income tax consequences under the Proposed Directors Plan. This summary does not address any state, local or other non-federal tax consequences associated with the Proposed Directors Plan. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who participate in the Proposed Directors Plan. Participants in the Proposed Directors Plan should consult their own tax advisors to determine the tax consequences to them based on their own particular circumstances.
      Options. The Company is generally entitled to deduct for federal income tax purposes, and the participant will recognize taxable ordinary income in an amount equal to, the difference between the (i) fair market value of the shares acquired pursuant to the exercise of the Option, and (ii) exercise price of the Option.
      Retainer Stock Award/ Restricted Stock. Upon the grant of Retainer Stock Awards and Restricted Stock, no income is realized by a non-employee director (unless the director timely makes an election under Section 83(b) of the Code), and the Company is not allowed a deduction at that time. When the award vests and is no longer subject to a substantial risk of forfeiture for income tax purposes, the non-employee director realizes taxable ordinary income in an amount equal to the fair market value at the time of vesting of the shares of stock which have vested (less the purchase price therefor, if any), and the Company is entitled to a corresponding deduction at that time. If a non-employee director makes a timely election under Section 83(b) of the Code, then the non-employee director recognizes taxable ordinary income in an amount equal to the fair market value at the time of grant of the Retainer Stock Award or Restricted Stock (less the purchase price therefor, if any), and the Company is entitled to a corresponding deduction at that time.
      Restricted Stock Units. Upon the grant of Restricted Stock Units, no income is realized by the non-employee director, and the Company is not allowed a deduction at that time. When the award vests and is no longer subject to a substantial risk of forfeiture for income tax purposes, the non-employee director realizes taxable ordinary income in an amount equal to the cash or the fair market value at the time of vesting of the shares received by the non-employee director (less the purchase price therefor, if any), and the Company is entitled to a corresponding deduction at that time.
      Elected Shares and Additional Shares. A non-employee director who elects to receive Elected Shares and Additional Shares will recognize ordinary compensation income in the amount of the fair market value of such shares as of the date they are credited to his or her account. The Company will generally be entitled to a deduction for the amount included in the income of the non-employee director for the Company’s taxable year within which the non-employee director’s taxable year ends.
      Section 409A of the Code. Section 409A was added to the Internal Revenue Code by the American Jobs Creation Act of 2004. It is generally effective January 1, 2005 and applies broadly to most forms of deferred compensation, including certain types of equity-based compensation. Section 409A provides strict rules for elections to defer (if any) and timing of payouts. If the requirements of Section 409A are not met, recipients of deferred compensation may suffer adverse tax consequences, including taxation at the time of vesting of an award and interest and penalties on any deferred income. However, the failure to comply with Section 409A would not impact the Company’s ability to deduct deferred compensation. Although the IRS has issued limited guidance on the interpretation of this new law, and it is not clear how Section 409A applies to many types of equity-based compensation, the Company does not intend to grant any awards under the Plan that would not comply with the requirements of Section 409A of the Code.
New Plan Benefits
      The following table indicates the number of shares of common stock that are currently expected to be received in connection with grants to be made in fiscal 2006 (November 2005) under the Proposed Directors Plan if it is approved by stockholders, and the estimated dollar value thereof:

	Number of Shares
Name and Position	Underlying Grants		Dollar Value

Non-Employee Directors as a group (9 persons)
Stock Options	31,500	(1)	$224,280	(2)
Retainer Stock Awards	n/a		n/a
Restricted Stock	27,000	(3)	875,340	(4)
Restricted Stock Units	n/a		n/a
Elected Shares in Lieu of Annual Retainer Fees	8,945	(5)	290,000	(4)
Additional Shares	4,472	(5)	145,000	(4)
Total	71,917		$1,534,620

(1)	Assumes grants of options to purchase 3,500 shares are made to each non-employee director.

(2)	Assumes a value of $7.12 per share which is the same as the hypothetical grant value determined for options granted in fiscal 2005 to the Named Executive Officers. See note (2) to the chart “Option Grants in Fiscal 2005.”

(3)	Assumes grants of 3,000 restricted shares are made to each non-employee director.

(4)	Assumes a fair market value of $32.42 per share based on the closing price of the Company’s common stock on the New York Stock Exchange on September 13, 2005.

(5)	Under the Proposed Directors Plan, up to 50% of the annual retainer fee may be exchanged for common stock of the Company as described herein. The number of shares to be granted depends upon the amount of fees waived by each non-employee director. The information reported assumes each non-employee director elects to waive the maximum amount permitted in calendar 2005.
      If this proposal is not approved, the Existing Directors Plan will remain in effect. This proposal will not affect options or other awards already granted under the Existing Directors Plan.
Required Vote
      The affirmative vote of a majority of votes cast is required to approve this proposal. For purposes of qualifying the shares authorized under the proposed plan for listing on the NYSE, the total votes cast on the proposal must represent over 50% of shares outstanding.
The Board of Directors recommends a vote FOR approval of the
2005 Non-Employee Directors Stock Plan

STOCKHOLDER PROPOSALS
Presenting Business
      If you want to present a proposal under Rule 14a-8 of the Exchange Act at our 2006 Annual Meeting of Stockholders, send the proposal in time for us to receive it no later than June 5, 2006. If the date of our 2006 Annual Meeting is subsequently changed by more than 30 days from the date of this year’s Annual Meeting, we will inform you of the change and the date by which we must receive proposals. If you want to present business at our 2006 Annual Meeting outside of the shareholder proposal rules of Rule 14a-8 of the Exchange Act and pursuant to Article I, Section 9 of the Company’s Bylaws, the Corporate Secretary must receive notice of your proposal by August 13, 2006, but not before July 4, 2006 and you must be a stockholder of record on the date you provide notice of your proposal to the Company and on the record date for determining stockholders entitled to notice of the meeting and to vote.
Nominating Directors for Election
      The Corporate Governance and Nominating Committee will consider any director nominees you recommend in writing for the 2006 Annual Meeting if the Corporate Secretary receives notice by August 13, 2006, but not before July 4, 2006 and you are a stockholder of record on the date you provide notice of your recommendation or nomination to the Company and on the record date for determining stockholders entitled to notice of the meeting and to vote. You may also nominate someone yourself at the 2006 Annual Meeting, as long as the Corporate Secretary receives notice of such nomination between July 4, 2006 and August 13, 2006.
      Your notice must include the following information for each person you are recommending or nominating for election as a director:

•	the name, age, business address and residence address of the person;

•	the principal occupation or employment of the person;

•	the class or series and number of shares of SYSCO capital stock which the person owns beneficially or of record; and

•	any other information relating to the person that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.
      In addition, your notice must include the following information about yourself:

•	your name and record address;

•	the class or series and number of shares of capital stock of SYSCO that you own beneficially or of record;

•	a description of all arrangements or understandings between you and each proposed nominee and any other person or persons, including their names, pursuant to which the nomination(s) are to be made;

•	a representation that you intend to appear in person or by proxy at the meeting to nominate the person or persons named in your notice; and

•	any other information about yourself that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.
      The notice must include a written consent by each proposed nominee to being named as a nominee and to serve as a director if elected. No person will be eligible for election as a director of SYSCO unless recommended by the Corporate Governance and Nominating Committee and nominated by the Board or nominated by a stockholder in accordance with the procedures set forth above.
Meeting Date Changes
      If the date of next year’s Annual Meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the date of this year’s Annual Meeting, we will inform you of the change and we must receive your director nominee notices or your shareholder proposals outside of Rule 14a-8 of the Exchange Act by the latest of 90 days before the Annual Meeting, 10 days after we mail the notice of the changed date of the Annual Meeting or 10 days after we publicly disclose the changed date of the Annual Meeting.

ANNEX A
SYSCO CORPORATION
AUDIT COMMITTEE CHARTER
Organization
      The Board of Directors of SYSCO Corporation shall establish an Audit Committee whose members shall be appointed by the Board on the recommendation of the Corporate Governance and Nominating Committee. The Audit Committee shall have a minimum of three members and be composed entirely of directors who are independent of the management of SYSCO, are free of any relationship that, in the affirmative opinion of the Board, would interfere with their exercise of independent judgment as a Committee member, who are financially literate, and who otherwise meet the NYSE’s definition of “independent” and the definition of “independence” contained in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended. At least one member of the Committee shall be an “audit committee financial expert” as such term is defined in rules to be promulgated by the Securities and Exchange Commission. Committee members cannot serve on the audit committees of more than two other companies.
Statement of Policy
      The Audit Committee shall provide assistance to the directors in fulfilling their responsibilities to shareholders, potential shareholders, and the investment community with respect to compliance with legal and regulatory requirements, corporate accounting, reporting practices, and the quality and integrity of the financial reports of SYSCO, oversight of the independent auditors’ qualifications and independence, and evaluation of the performance of SYSCO’s internal audit department and independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.
      In the performance of its responsibilities, the Audit Committee must maintain free and open means of communication among the directors, the independent auditors, SYSCO’s internal audit department (“Operations Review”), and executive and financial management. The Audit Committee shall have full access, without restriction, to all information which it believes, in the members’ judgment, is required to fulfill its responsibilities. The independent auditors report directly to the Audit Committee and are accountable to the Board of Directors and the Audit Committee as shareholder representatives.
      In executing its responsibilities, the Audit Committee’s policies and procedures should be flexible in order to best react to changing conditions, and to insure that the accounting and reporting practices of SYSCO meet or exceed all applicable legal and regulatory requirements. In carrying out its responsibilities, the Audit Committee shall meet as often as it determines, but not less frequently than quarterly. Sysco shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to any registered public accounting firm and for other professional advisors such as independent counsel engaged by the Audit Committee and for the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
      In order to assist it in fulfilling its obligations set forth herein, the Committee shall review and discuss with the independent auditors:

•	Major issues regarding accounting principles and financial statement presentations, including any significant changes in SYSCO’s selection or application of accounting principles, and major issues as to the adequacy of SYSCO’s internal controls and any special audit steps adopted in light of material control deficiencies, if any.

•	Analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effect of alternative GAAP methods on the financial statements.

•	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements and on the performance of the inside and outside auditors.
Responsibility With Respect to Independent Auditors
      With respect to the Company’s independent auditors, the Audit Committee shall:

•	Select and oversee the independent auditors who shall audit the consolidated financial statements of SYSCO Corporation and its divisions and subsidiaries; with sole power of dismissal.

•	Approve fee arrangements with the independent auditors for audit and permitted non-audit services and annually review fees paid to the firm.

•	Review the experience and qualifications of the senior members of the independent auditor’s team.

•	Pre-approve the retention of the independent auditors for any audit services (including comfort letters and statutory audits), internal control-related services and permitted non-audit services.

•	Review and discuss with the independent auditors and with management, the annual audited financial statements and management’s discussion and analysis contained in the annual report to shareholders and Form 10-K prior to release to the public or filing with the appropriate agencies, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•	Review and discuss with the independent auditors and with management, the earnings press releases, and the type and presentation of information therein, prior to release to the public.

•	Require that the independent auditors conduct an SAS 71 Interim Financial Review before the Company files its Form 10-Q.

•	Meet with the independent auditors at the conclusion of the audit to review the results and discuss any difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of their activities or access to requested information. In connection with this review, discuss the independent auditors’ evaluation of SYSCO’s financial, accounting, and auditing personnel, the level of cooperation that the independent auditors received during the course of the audit, accounting adjustments, including any proposed adjustments that were not made due to immateriality or otherwise, any material issues on which the national office of the independent auditor was consulted by the Company’s audit team, significant auditing or accounting issues or disagreements with management and any management response thereto, and any management or internal control letters issued or proposed to be issued. This review shall also include a discussion of the responsibilities, budget and staffing of Operations Review.

•	Review and discuss with management and the independent auditors the Company’s quarterly financial statements and management’s discussion and analysis prior to filing Form 10-Q, including the results of the auditor’s review of the quarterly financial statements.

•	Obtain and review at least annually, and discuss with the auditors, a written report from the independent auditors describing their internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of them, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by them and any steps taken to deal with any such issues; and all relationships between the independent auditor and the Company. After reviewing this report, the Committee should evaluate the independent auditor’s qualifications, performance and independence, including considering whether the auditor’s internal controls are adequate and the provision of any permitted non-audit services is compatible with maintaining independence, and present its conclusions to the full Board. This evaluation shall include a review and evaluation of the lead partner of the independent auditor and shall take into account the opinions of management and Operations Review.

•	Assure the regular rotation of the lead audit partner as required by law, and consider, in order to assure continuing auditor independence, whether there should be regular rotation of the audit firm itself.

•	Obtain and review at least annually a written report from the independent auditors describing all critical accounting policies and practices to be used by SYSCO; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with SYSCO management; ramifications of the use of such alternative disclosures and treatments, and the treatments preferred by the independent auditors; and other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

•	Require the independent auditors to provide a formal written statement that delineates all relationships between the independent auditor and SYSCO. The Committee will ensure, through communicating with the independent auditor, that no relationship or services will impact the auditor’s independence or objectivity.

Responsibility With Respect to Other Matters
      With respect to other matters, the Committee shall:

•	Meet separately in executive session, at least quarterly with Operations Review, with the independent auditors and with management.

•	Review at least annually, with the independent auditors, Operations Review, and executive and financial management the adequacy and effectiveness of SYSCO’s accounting and financial controls and practices. Discuss significant major financial risks and exposures and steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. Request recommendations for improvement of such controls, including identified areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

•	Meet with the independent auditors and executive and financial management to review the scope and staffing of the proposed audit for the ensuing fiscal year including the audit procedures to be employed.

•	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

•	When applicable, review and discuss with management, Operations Review and the independent auditors the Company’s internal controls report and the independent auditor’s attestation of the report prior to the filing of the Company’s Form 10-K.

•	Review the adoption, application and disclosure of the Company’s critical accounting policies and any changes thereto.

•	Review periodically SYSCO’s Code of Business Conduct, including the results of the review by Operations Review of compliance with the Code, particularly with regard to the functioning of the ethics committees at SYSCO and its subsidiaries.

•	Review at least annually Operations Review including its performance, independence and authority, its proposed audit plans and scope for the ensuing year, and the coordination of such plans with the independent auditors.

•	Receive prior to each meeting as appropriate, from Operations Review and the independent auditors, reports summarizing the findings of completed internal reviews, and a progress report of accomplished versus planned activities. Any deviations from planned activities should be adequately explained.

•	Review and approve the Committee’s report required by the SEC to be included in the Company’s annual Proxy Statement.

•	Review and approve significant related party transactions.

•	Determine that the disclosures and content of the financial statements are satisfactory for submission to the shareholders and for filing with the Securities and Exchange Commission. Such determination will be made through discussions with independent auditors and executive and financial management.

•	Establish procedures for the receipt, retention and treatment of complaints received by SYSCO regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Review and discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any public reports or articles which raise material issues regarding the Company’s financial statements or accounting policies or practices.

•	Review the quality and sufficiency of the accounting and financial resources required to meet the financial and reporting objectives as determined by the Committee. Review the succession planning process for the accounting, internal audit and financial reporting areas.

•	Review and determine appropriateness of the Company hiring any employee or former employee of the Company’s independent auditors and set clear hiring policies with respect thereto.

•	Review all allegations brought to the Committee’s attention, regardless of source, of inappropriate or improper accounting practices, fraud or other illegal acts.

•	Investigate any matter brought to its attention within the scope of its duties. The Committee shall have the power to retain outside counsel and/or advisors, including a public accounting firm other than the current independent auditor, if, in its judgment, that is appropriate and shall have appropriate funding to compensate such advisors.

•	Review and discuss financial information and earnings guidance provided to analysts and rating agencies.

•	Discuss with the Company’s General Counsel legal matters that may have a material impact on the Company’s financial statements or internal controls.

•	Submit the minutes of all meetings of the Committee to, or orally report the matters discussed at each committee meeting with, the Board of Directors.

•	Establish a standard of conduct concerning relationships of management, the Committee, and individual Board members, with the independent auditors and review those relationships on an annual basis.

•	Evaluate annually the performance of the Audit Committee.

•	Review and assess the adequacy of this Charter annually and recommend any changes to the Board for approval.

ANNEX B
SYSCO CORPORATION
2005 MANAGEMENT INCENTIVE PLAN
      This Sysco Corporation 2005 Management Incentive Plan (the “Plan”) was recommended by the Committee (as hereinafter defined) of Sysco Corporation (the “Company”) on September 8, 2005, and adopted by the Board of Directors of the Company (the “Board of Directors”) on September 9, 2005. This Plan shall be effective on November 11, 2005.

1.	Statement of Principle
      The purpose of the Plan is to reward (i) certain key management personnel for outstanding performance in the management of the divisions or subsidiaries (as hereinafter defined) of the Company and (ii) certain corporate personnel for managing the operations of the Company as a whole and/or managing the operations of certain Subsidiaries (as hereinafter defined). For purposes of the Plan, the term “Subsidiary” means (a) any corporation which is a member of a “controlled group of corporations” which includes the Company, as defined in Internal Revenue Code of 1986, as amended (the “Code”) Section 414(b), (b) any trade or business under “common control” with the Company, as defined in Code Section 414(c), (c) any organization which is a member of an “affiliated service group” which includes the Company, as defined in Code Section 414(m), (d) any other entity required to be aggregated with the Company pursuant to Code Section 414(o), and (e) any other organization or employment location designated as a “Subsidiary” by resolution of the Board of Directors. Except as otherwise provided in Section 8 hereof, the total number of shares of Company Common Stock, $1.00 par value (“Common Stock”), which may be awarded pursuant to the Plan shall not exceed 2,800,000 shares, subject to adjustment pursuant to Section 8 below. All references to periods in the Plan are to fiscal periods unless otherwise specifically noted.

2.	Plan Compensation Committee
      The Compensation and Stock Option Committee (the “Committee”) of the Board of Directors is charged with structuring, proposing the implementation of, and implementing the terms and conditions of, the Plan. The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto) including without limitation the manner of determining financial and accounting concepts discussed in the Plan; to otherwise supervise the administration of the Plan; and, except as to the application of the Plan to executive officers, to delegate such authority provided to it hereunder as it may deem necessary or appropriate to the Chairman of the Board, Chief Executive Officer, President and any Executive Vice President, and any of them individually. All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Participants (hereinafter defined).

3.	Participants
      The participants in the Plan for a fiscal year shall be designated by the Committee from the persons who are employed by any Subsidiary or the Company, in the following capacities (Subsidiary Participants, Corporate Participants, Designated Participants and Senior Executive Participants are referred to collectively as “Participants” or individually as a “Participant”):

Subsidiary Participants — Persons who serve as an officer of a Subsidiary.

Corporate Participants — Persons who serve as an officer of the Company who are also employees of the Company or a Subsidiary.

Designated Participants — Persons other than Corporate Participants or Subsidiary Participants who are employed by a Subsidiary or by the corporate office of the Company who are designated by the Committee from time to time.

Senior Executive Participants — Persons who are “covered employees” of the Company within the meaning of Code Section 162(m) and Treasury Regulation 1.162-27(c)(2) (or any successor statute or regulation section, or any administrative interpretation thereof) (the “Executive Compensation Provisions”) during a fiscal year of the Company and who have been designated by the Committee as Corporate, Subsidiary or Designated Participants in the Plan for such fiscal year. If a Participant is both a Senior Executive Participant and a Corporate, Subsidiary or Designated Participant during a fiscal year as a result of the application of the Executive Compensation Provisions, he or she shall be considered a Senior Executive Participant, and not a Corporate, Subsidiary or Designated Participant, during such fiscal year, and shall be subject to any and all restrictions applicable to Senior Executive Participants hereunder during such fiscal year.
      To the extent possible, the Committee shall designate Participants in the Plan prior to the commencement of the fiscal year for which such designated Participants will be entitled to a bonus under the Plan, or as soon as practicable during the fiscal year in which a person first becomes eligible to be a Participant. Subject to Section 10 below with respect to a Change of Control, once designated as a Participant, the Committee can remove an employee as a Participant with or without cause at any time and the Participant shall not be entitled to any bonus under the Plan for the year in which he or she is removed regardless of when during such year he or she is removed.

4.	Method of Operation
      The bonus which a Participant can earn is based (i) on the performance of the Company as a whole and (ii) (A) (as to Subsidiary Participants and possibly Designated Participants and certain Senior Executive Participants) either the performance of the Subsidiary which employs such Participant or the performance of the Subsidiary designated by the Committee as the Subsidiary by reference to which the bonus is to be determined and (B) (as to Corporate and possibly Designated Participants and certain Senior Executive Participants) the performance of a select group of Subsidiaries ((i) and (ii), collectively or singly, “Performance”), subject to the discretion of the Committee to formulate a different bonus structure as to any Participant, other than Senior Executive Participants. Subject to the provisions of Paragraph (ii) of Section 4(D), the bonus is calculated with respect to an entire fiscal year and, if earned, shall be paid in accordance with Section 6 hereof.
      (A) Subsidiary Participants and Certain Senior Executive Participants.
      With respect to each Subsidiary Participant and each Senior Executive Participant who would be a Subsidiary Participant but for the application of the Executive Compensation Provisions, a portion of the bonus may depend upon the return on capital and/or increase in pretax earnings of the Subsidiary employing such Participant; a portion of the bonus may depend upon the return on stockholder’s equity and increase in earnings per share of the Company as a whole; and a portion of the bonus may depend upon any one or more of the following performance factors: (i) sales of the Company and/or one or more Subsidiaries, (ii) pretax earnings of the Company, (iii) net earnings of the Company and/or one or more Subsidiaries, (iv) control of operating and/or nonoperating expenses of the Company and/or one or more Subsidiaries, (v) margins of the Company and/or one or more Subsidiaries, (vi) market price of the Company’s securities, (vii) market share, (viii) “economic value added,” as determined pursuant to an objective formula approved by the Committee (“EVA”), and (ix) with respect to Participants other than Senior Executive Participants, other factors directly tied to the performance of the Company and/or one or more Subsidiaries. The relative weights of the factors considered and the percentages of the total bonus comprised by the portion of the bonus determined with respect to the Subsidiary employing the Participant or the Subsidiary designated by the Committee as the Subsidiary by reference to which the Bonus is to be determined and the portion of the bonus determined with respect to the Company shall be determined by the Committee in its sole discretion. Notwithstanding the foregoing, the Committee may alter the bonus formula with respect to any such Participant by changing the performance targets as determined in the sole discretion of the Committee; provided, however, the Committee cannot change the performance targets after the first ninety (90) days of the fiscal year with respect to Senior Executive Participants.
      In addition to the bonus calculated in accordance with the first paragraph of Section 4(A) above, a Subsidiary Participant may also be entitled to an additional bonus (“Additional Bonus”) if awarded by the Committee in its sole discretion. The Additional Bonus may be established by the Committee at one or more times during such fiscal year or within ninety (90) days following the end of such fiscal year based on such criteria as the Committee may develop in its sole discretion.
      (B) Corporate Participants and Certain Senior Executive Participants.
      With respect to a Corporate Participant or Senior Executive Participant who would be a Corporate Participant but for the application of the Executive Compensation Provisions and subject to the further adjustments and additions provided for in the Plan, a portion of the bonus may depend upon the return on stockholder’s equity and increase in earnings per share of the Company; a portion of the bonus may depend upon the return on capital of one or more of the Subsidiaries and/or the increase in pretax earnings of one or more of the Subsidiaries; and a portion of the bonus may depend upon any one or more of the following performance factors: (i) sales of the Company and/or one or more Subsidiaries, (ii) pretax earnings of the Company, (iii) net earnings of the Company and/or one or more Subsidiaries, (iv) control of operating and/or nonoperating expenses of the Company and/or one or more Subsidiaries, (v) margins of the Company and/or one or more Subsidiaries, (vi) market price of the Company’s securities, (vii) market share, (viii) EVA, and (ix) with respect to Participants other than Senior Executive Participants, other factors directly tied to the performance of the Company and/or one or more Subsidiaries. The relative weights of the factors considered and the percentage of the total bonus comprised by the portion of the bonus determined with respect to the Subsidiaries of the Company and the portion determined with respect to the Company shall be determined by the Committee in its sole discretion. Notwithstanding the foregoing, the Committee may alter the bonus formula with respect to any such Participant by changing the performance targets as determined in the sole discretion of the Committee; provided, however, the Committee cannot change the performance targets after the first ninety (90) days of the fiscal year with respect to Senior Executive Participants.
      (C) Designated Participants.
      The Committee may formulate a bonus structure for each Designated Participant which is based on performance factors determined by the Committee in its sole discretion. The bonus structure for any Designated Participant may be similar to or may vary materially from the bonus structure for Corporate Participants or Subsidiary Participants.
      (D) General Rules Regarding Bonus Calculation.

(i) Subject to the provisions of Paragraph (ii) of this Section 4(D), in determining whether or not the results of operations of a Subsidiary or Subsidiaries or the Company for a given fiscal year result in a bonus, generally accepted accounting principles shall be applied on a basis consistent with prior periods, and such determination shall be based on the calculations made by the Company and binding on each Participant. Except as provided in Section 12 as to Senior Executive Participants, there is no limit to the bonus that can be obtained. Prior to payment of the bonus to a Senior Executive Participant, other than a bonus pursuant to Section 10, the Committee must certify that the performance goals and other material terms of the Plan have been achieved with respect to such Senior Executive Participant.

(ii) This paragraph (ii) of Section 4(D) shall apply whenever a fiscal year containing 53 weeks (a “Long Fiscal Year”) is either the fiscal year as to which a bonus may be paid, or is the prior fiscal year as to which Performance is calculated and compared to Performance in the current fiscal year. In making any determination as to whether Performance criteria have been satisfied or as to the amount of any bonus with respect to a fiscal year, every numerical measure of Performance for a Long Fiscal Year shall be deemed to be a number equal to the numerical measure of such Performance as calculated in accordance with generally accepted accounting principles (the “GAAP Measure”) minus (1/14 multi-

plied by the GAAP Measure calculated with respect to the last quarter of such fiscal year); provided that, where any Performance measure for a Long Fiscal Year represents, or is derived from, the product or quotient of two such GAAP Measures, or is a ratio of two such GAAP Measures (each of which a “Relative Measure”), and where both components of the Relative Measure are GAAP Measures with respect to the Long Fiscal Year, the Relative Measure shall not be so adjusted.

      Notwithstanding the foregoing, the Committee may exercise discretion in determining the extent of adjustment, if any, to the calculation of any measure of Performance for a Long Fiscal Year appropriate to more accurately compare Performance during a Long Fiscal Year to that during a 52-week fiscal year; provided that, the Committee may not exercise such discretion after the first ninety (90) days of the fiscal year with respect to Senior Executive Participants.

5.	No Employment Arrangements Implied
      Nothing herein shall imply any right of employment for a Participant, and except as set forth in Section 10 with respect to a Change of Control or as otherwise determined by the Committee, in its discretion, if a Participant is terminated, voluntarily or involuntarily, with or without cause, prior to the end of a given fiscal year, such Participant shall not be entitled to any bonus for such fiscal year regardless of whether or not such bonus had been or would have been earned in whole or in part, but any unpaid bonus earned with respect to a prior fiscal year shall not be affected.

6.	Payment
      Within ninety (90) days following the end of each fiscal year, the Company shall determine the amount of any bonus earned by each Participant pursuant to the provisions of Section 4 above. Such bonus shall be payable in cash. The amount of any bonus that a Participant is entitled to receive for a fiscal year shall be determined as of the last day of such fiscal year. The Company shall pay any bonus earned under the Plan no later than 90 days after the end of the fiscal year to which it relates.

7.	Additional Bonus
      Each Participant shall also receive as additional compensation a number of shares of Common Stock (the “Additional Shares”) with a value equal to 28% of such participant’s cash bonus earned pursuant to the provisions of Section 4 above, valued at the closing price of the Common Stock on the primary securities exchange on which such stock is traded on the last trading day of the fiscal year as to which a bonus is determined. For example, if a Participant earns a $100,000 bonus and the Common Stock closes at $50 per share on the last day of the fiscal year, the Participant would receive $100,000 plus 560 shares of Common Stock.

8.	Recapitalization of Company
      In the event of a recapitalization of the Company or its merger into or consolidation with another corporation after the determination of the number of shares to which a Participant is entitled but before delivery of such shares to the Participant, in lieu of the Participant’s right to receive Company Common Stock pursuant to the Plan, a Participant shall be entitled to receive such securities or other consideration which he or she would have been entitled to receive had he or she been a shareholder of the Company holding shares of Common Stock at the time of such recapitalization, merger or consolidation. In the event (a) a stock split, stock dividend or combination of shares is declared, the record date for which is prior to delivery of shares to a Participant hereunder, and (b) the closing price of the Common Stock on the last trading day of the fiscal year used to determine the number of shares to which a Participant is entitled hereunder is not calculated on a “when issued” basis with respect to such split, dividend or combination, then the number of shares that such Participant shall be entitled to receive shall be proportionately adjusted to reflect such split, dividend or combination. In the event a stock split, stock dividend or combination of shares is declared, the maximum number of shares issuable hereunder shall be proportionately adjusted to reflect such split, dividend or combination.

9.	Investment Representation, Restrictions on the Stock and Forfeiture
      (A) The shares to be issued to a Participant may be unregistered, at the option of the Company, and in such event the Participant shall execute an investment letter in form satisfactory to the Company, which letter shall contain an agreement that the Participant will not sell, transfer, give or otherwise convey any of such shares for a period of two years from the date on which such shares were issued to the Participant, except in the event of the Participant’s death or termination of employment due to disability or retirement under normal Company benefit plans, but then only in accordance with the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the shares shall bear a legend reflecting the investment representation and the unregistered status of the shares.
      (B) Shares to be issued pursuant to the Plan will be issued in certificated form and may be issued in the name of a nominee for the benefit of a Participant; provided, however, that any Participant may request that any shares issued in the name of a nominee be reissued in the name of the Participant. Whether or not the shares to be issued to or for the benefit of a Participant are registered pursuant to the registration provisions of the Securities Act of 1933, as amended, the Participant may not (and, if requested by the Company, shall enter into an agreement at the time of issuance of such shares or at any time thereafter to the effect that the Participant will not) sell, transfer, give or otherwise convey any of such shares for a period (the “Restricted Period”) ending two years from the date on which such shares were issued to or for the benefit of the Participant, and will not sell, transfer, give or otherwise convey them for up to an additional six month period, to the extent such six month period extends beyond the Restricted Period, following any termination of employment during the Restricted Period that is not due to death, disability or retirement under the normal Company benefit plans. Such shares issued in certificated form in the name of the Participant shall bear a legend reflecting the terms of such restriction. Notwithstanding the foregoing, the transfer restrictions set forth above shall expire following the death or termination of employment of a Participant due to disability or retirement under the normal Company benefit plans, and following a Change of Control, the transfer restrictions set forth above shall lapse with respect to any shares issued hereunder with respect to a performance period ending prior to or within one year following a Change of Control. The certificates representing any such shares shall contain a legend to such effect, and at the election of the Company, may be held by the Company or its nominee, and will not be delivered to the Participant, until the Restricted Period and any additional applicable six month period has lapsed.
      (C) If a Participant’s employment is terminated for any reason, with or without cause, other than the Participant’s death or termination of employment due to disability or retirement under the normal Company benefit plans, within two years from the date on which any Additional Shares were issued to Participant pursuant to the Plan, such Participant shall, upon demand of the Committee (which may be made at its discretion at any time during the six month period following the date of termination) forfeit all Additional Shares issued to the Participant within the period beginning two years prior to the date of termination, and will immediately surrender to the Company any certificates representing such Additional Shares that may be in Participant’s possession. Any shares of Common Stock issued in certificated form in the name of a Participant pursuant to the Plan shall bear a legend reflecting these restrictions. Notwithstanding the foregoing, if a Change of Control has occurred, the Company shall have no rights under this Section 9(C) with respect to any shares issued hereunder with respect to a performance period ending prior to or within one year following a Change of Control.

10.	Change of Control
      “Change of Control” means the occurrence of one or more of the following events:

(A) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting

Securities”); provided, however, that, for purposes of this Section 10(A), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company or (4) any acquisition by any corporation pursuant to a transaction that complies with Sections 10(C)(i), 10(C)(ii) and 10(C)(iii);

(B) The occurrence of the following: Individuals who, as of September 9, 2005, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to September 9, 2005 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(C) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of Common Stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(D) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding anything to the contrary contained herein, and in lieu of any other payments due hereunder other than pursuant to this Section 10, within ninety (90) days following the date on which a Change of Control shall have occurred, each person who was a Participant at the time of the Change of Control shall be paid a cash bonus hereunder, equal to the following (subject to reduction in the case of certain severance payments, as set forth below): the product of (i) a fraction equal to the number of days in the fiscal year in which the Change of Control occurs up to and including the date of the Change of Control divided by 365, and (ii) the bonus that would have been paid under this Plan, calculated using a Performance measure equal to the product of (a) the Company’s Performance through and including the end of the most recently completed fiscal quarter occurring prior to and in the same fiscal year as the Change of Control (the “Measurement Date”), calculated in accordance with generally accepted accounting principles (the “Change of Control GAAP Measure”), and (b) a fraction, the numerator of which is 365 and the denominator of which is the number of days in such fiscal year up to and including the Measurement Date; provided that, where any Performance measure represents, or is derived from, the product or quotient of two such Change of Control GAAP Measures, or is a ratio of two such Change of Control GAAP Measures (each of which a “Relative Change of Control Measure”), and where both components of the Relative Change of Control Measure are Change of Control GAAP Measures with respect to such year, the Relative Change of Control Measure shall not be multiplied by the fraction described in (b) above, but shall be calculated as of the Measurement Date and used without adjustment. In addition to the foregoing, each such Participant shall be paid in cash an amount equal to 28% of the total bonus computed pursuant to the provisions of this paragraph. No Additional Shares will be issued.

In addition to any bonus paid or payable pursuant to the foregoing paragraph, any Participant who remains in the employ of the Company on the last day of the fiscal year in which a Change of Control occurs shall be entitled to receive, in cash, to be paid within ninety (90) days after the end of the fiscal year, an amount equal to the difference between (a) the bonus that would have been paid to him or her for such fiscal year under the Plan as in effect on the date of the Change of Control, using the Company’s actual Performance, and (b) the amount paid pursuant to the foregoing paragraph, but only to the extent that the bonus that would have been paid hereunder is greater than the amount paid pursuant to the foregoing paragraph, valuing any Additional Shares as of the end of such fiscal year.

Notwithstanding the foregoing, with respect to the Company’s current Chairman, Chief Executive Officer, and President, Richard J. Schnieders, and any Participant who is a party to the Company’s form of severance agreement on file with the Securities and Exchange Commission, or any future severance agreement with the Company, any bonus paid pursuant to this Section 10 shall be reduced, but to not less than zero, by the amount of any payment pursuant to such Participant’s severance agreement that is determined or calculated with respect to payments received or to be received under this Plan or any predecessor or successor thereof.

11.	Amendments and Termination
      The Plan may be amended at any time by the Board of Directors and any such amendment shall be effective as of commencement of the fiscal year during which the Plan is amended, regardless of the date of the amendment, unless otherwise stated by the Board of Directors. The Plan may be terminated at any time by the Board of Directors and termination will be effective as of the commencement of the fiscal year in which such action to terminate the Plan is taken. The Plan will terminate, and no further awards may be made hereunder, on November 11, 2010. Any awards granted prior to November 11, 2010 that have not yet been paid as of that date will continue to remain outstanding and will be payable in accordance with and to the extent provided in the Plan and the applicable grant agreements or programs. Notwithstanding the foregoing, no amendment or termination following a Change of Control may in any way decrease or eliminate a payment due pursuant to Section 10.

12.	Overall Limitation upon Payments under Plan to Senior Executive Participants
      Notwithstanding any other provision in the Plan to the contrary, in no event shall any Senior Executive Participant be entitled to a bonus amount for any fiscal year (which bonus amount shall include the value of the Additional Shares, as defined in Section 7 above) in excess of $10 million.

13.	Prior Plan
      As of its effective date, November 11, 2005, this Plan shall supersede the Company’s 2000 Management Incentive Plan (the “Prior Plan”). No further awards will be granted under the Prior Plan following such date, but any awards granted under the Prior Plan prior to November 11, 2005 that have not yet been paid as of that date will continue to remain outstanding and will be payable in accordance with and to the extent provided in the Prior Plan and the applicable grant agreements or programs.

ANNEX C
SYSCO CORPORATION
2005 NON-EMPLOYEE DIRECTORS STOCK PLAN
ARTICLE 1
General
      This Non-Employee Directors Stock Plan (the “Plan”) is established to attract, retain and compensate for service as members of the Board of Directors highly qualified individuals who are not current employees of Sysco Corporation (the “Corporation”) and to enable them to increase their ownership in the Corporation’s common stock. This Plan will be beneficial to the Corporation and its stockholders since it will allow these Directors to have a greater personal financial stake in the Corporation through the ownership of the Corporation’s common stock, in addition to underscoring their common interest with stockholders in increasing the value of the Corporation over the longer term. The Plan provides for the grant of Stock Options, Restricted Stock, Restricted Stock Units, Retainer Stock Awards, Elected Shares and Additional Shares (all as defined herein, and collectively, “Awards”)
      Section 1.1     Eligibility. All members of the Corporation’s Board of Directors who are not current employees of the Corporation or any of its subsidiaries (“Non-Employee Directors”) are eligible to participate in this Plan.
      Section 1.2     Shares Available.
      (a) Number of Shares Available. There are reserved for issuance under this Plan 550,000 shares of the Corporation’s Common Stock, $1.00 par value (“Common Stock”), which may be authorized but unissued shares, treasury shares, or shares purchased on the open market. For purposes of applying the limitation in the preceding sentence and subject to the adjustment and replenishment provisions included in Sections 1.2(b) and (c) below:

(i) the maximum number of shares of Common Stock that may be issued pursuant to Stock Options shall be 220,000;

(ii) the maximum number of shares of Common Stock that may be issued pursuant to Restricted Stock Awards, Restricted Stock Unit Awards, Retainer Stock Awards, Elected Shares and Additional Shares shall be 320,000; and

(iii) the maximum number of shares of Common Stock that may be issued pursuant to dividends or dividend equivalents with respect to shares subject to unexercised Options, Restricted Stock or Restricted Stock Units shall be 10,000.
      (b) Recapitalization Adjustment. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Corporation, adjustments in the number and kind of shares authorized by this Plan, in the number and kind of shares that may or are required to be issued hereunder pursuant to any type of award hereunder (including without limitation the maximum numbers set forth in Section 1.2(c) below), in the number and kind of shares covered by outstanding stock options (“Options”) under this Plan and in the option price thereof, and in the number and kind of shares subject to outstanding Retainer Stock Awards, Restricted Stock and/or Restricted Stock Units, as hereinafter defined, shall automatically be made if, and in the same manner as, similar adjustments are made to awards issued under the Corporation’s incentive plans for management of the Corporation then in effect.
      (c) Replenishment. To the extent any shares of Common Stock covered by an Option, Restricted Stock Award, Restricted Stock Unit Award or Retainer Stock Award are forfeited by or are not delivered to a Non-Employee Director or his or her beneficiary because the Option or Restricted Stock, Restricted Stock Unit or Retainer Stock Award is forfeited or canceled, or the shares of Common Stock are not delivered because they are used to satisfy any applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery with respect to the respective type of award and with respect to all grants under the Plan.
ARTICLE 2
Option Awards
      Section 2.1     Options. Awards may be made under this Plan of Options to purchase Common Stock. No Options granted pursuant to this Plan may be “Incentive Stock Options” under Section 422 of the Internal Revenue Code of 1986, as amended. The grant of an Option entitles the recipient to purchase shares of Stock at an exercise price established by the Board of Directors.
      Section 2.2     Exercise Price. The exercise price of each Option granted under this Article 2 shall be established by the Board of Directors or shall be determined by a method established by the Board of Directors at the time the Option is granted. The exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the Option. For purposes of determining the “Fair Market Value” of a share of Common Stock as of any date, then the “Fair Market Value” as of that date shall be the last closing price of the Common Stock on the first business day prior to that date on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on any other exchange or quotation system on which the Common Stock is listed or quoted. No Option may be “repriced,” as such term is used in rules established by the New York Stock Exchange.
      Section 2.3     Exercise. Subject to the provisions of this Plan, an Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Board of Directors; provided, however, that no Option may be exercised more than seven years after its grant date and no Option granted hereunder may vest in excess of 1/3 of the number of shares subject to the Option per year for the first three years after the grant date.
      Section 2.4     Payment of Option Exercise Price. The payment of the exercise price of an Option granted under this Article 2 shall be subject to the following:

(a) Subject to the following provisions of this subsection 2.4, the full exercise price for shares of Common Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Board of Directors and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

(b) The exercise price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Common Stock acceptable to the Board of Directors that have been held by the optionee for at least six months and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Board of Directors.

(c) Subject to compliance with applicable law, the Board of Directors may permit an Option recipient to elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Corporation a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.
      Section 2.5     Settlement of Award. Shares of Common Stock delivered pursuant to the exercise of an Option shall be subject to such conditions, restrictions and contingencies as the Board of Directors may establish in the applicable Option grant agreement. The Board of Directors, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Common Stock acquired pursuant to the exercise of an Option as the Board of Directors determines to be desirable.
      Section 2.6     Nontransferability of Options. No Option granted under this Plan is transferable other than by will or the laws of descent and distribution. During the grantee’s lifetime, an Option may be exercised only by the grantee or the grantee’s guardian or legal representative.

      Section 2.7     Dividends and Dividend Equivalents. An Option, at the time of grant or subsequent thereto, may provide the grantee with the right to receive dividend payments or dividend equivalent payments with respect to Common Stock subject to the Option. Such payments may either be made currently or credited to an account for the grantee, and may be settled in cash or Common Stock as determined by the Board. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Board shall establish.
ARTICLE 3
Retainer Stock Awards
      Section 3.1     Terms and Conditions.

(a) As of the date of each Annual Meeting of Stockholders of the Corporation, each Non-Employee Director who was not a member of the Board of Directors at the previous Annual Meeting of Stockholders and who has never received a retainer stock award under any non-employee director compensation plan or arrangement of the Corporation, shall be granted a Retainer Stock Award.

(b) The Retainer Stock Award shall consist of the grant of 6,000 shares of Common Stock and shall vest one-third on the first, second and third anniversary of the date of grant.

(c) Any unvested portion of the Retainer Stock Award shall vest upon the occurrence of a Change in Control. For purposes of this Plan, “Change in Control” shall have the same meaning as that term is given in the Corporation’s 2004 Stock Option Plan, as amended therein from time to time.

(d) The Retainer Stock Awards granted under this Section 3.1 shall be subject to the limitations set forth in Section 3.3.
      Section 3.2     Fractional Shares. If the number of shares that may be vested under a Retainer Stock Award for a Non-Employee Director would result in a fractional share, then the number of shares to vest shall be increased to the next highest number that would result in the vesting of no fractional shares.
      Section 3.3     Limitations on Stock. Common Stock granted as a Retainer Stock Award shall be subject to the following limitations:

(a) Such Common Stock may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date it is vested.

(b) Each certificate issued in respect of such Common Stock shall be registered in the name of the Non-Employee Director and deposited, together with a stock power endorsed in blank, with the Corporation until such time as all restrictions have lapsed.

(c) Each Retainer Stock Award shall be evidenced by a written agreement duly executed on behalf of the Corporation and the Non-Employee Director for whom such award is granted, dated as of the date of issuance of the Common Stock to which it relates. Such agreement shall comply with and be subject to the terms of the Plan.

(d) Except as otherwise provided by this Plan, each Non-Employee Director, as owner of shares of Common Stock granted to him or her as a Retainer Stock Award, shall have all the rights of a stockholder, including but not limited to the right to vote such shares and the right to receive all dividends paid on such shares; provided, however, that no dividends shall be payable to or for the benefit of a Non-Employee Director with respect to record dates for such dividends occurring on or after the date, if any, on which the Non-Employee Director has forfeited the Common Stock.

ARTICLE 4
Election to Receive Common Stock
      Section 4.1     Eligibility. A Non-Employee Director who is otherwise eligible to receive cash payment for services provided as a Director may elect to receive up to 50% of his or her annual retainer fee, in 10% increments, exclusive of any fees or other amounts payable for attendance at the meetings of the Board or for service on any committee thereof, in the form of Common Stock (a “Stock Election”), subject to the following terms of this Article 4. The amount of the fee which a Non-Employee Director elects to receive in Common Stock is referred to herein as the “Elected Amount.” The Elected Amount shall be deducted ratably from the quarterly payments of the annual retainer fee payable to such Non-Employer Director in that fiscal year in which the Elected Amount would have been paid but for the Stock Election.
      Section 4.2     Common Stock. Any Non-Employee Director who makes a stock election pursuant to Section 4.1 (an “Electing Director”) shall have an account created on the books of the Corporation to which shares of Common Stock shall be credited and debited as provided in this Article 4 (the “Stock Account”). Each Electing Director shall have credited to his or her Stock Account on the date of each quarterly payment of the annual retainer fee (the “Quarterly Payment Date”) the sum of (i) that number of shares of Common Stock determined by dividing his or her Elected Amount by the Fair Market Value on such Quarterly Payment Date (such shares are referred to as “Elected Shares”) and (ii) that number of shares of Common Stock determined by dividing 50% of the Elected Amount by the Fair Market Value on such Quarterly Payment Date (such shares are referred to as “Additional Shares”).
      Section 4.3     Vesting. All Elected Shares and Additional Shares shall be 100% vested as of the date they are credited to the Electing Director’s Stock Account, but may not be sold or transferred prior to the date they are issued. Additional Shares, however, may not be sold or transferred for a period of two years after the date as of which they are issued and such shares shall bear a legend setting forth this restriction (the “Restriction”). The Restriction shall remain in effect after the date an Electing Director ceases to be a Director; provided, however, that (i) if an Electing Director ceases to be a Director by reason of death, disability or departure under the circumstances described in Section 6.1 (a) or (b), or as otherwise determined by the Board of Directors, the Restriction shall lapse and be of no further force or effect on or after the date of such death, disability, departure or determination; and (ii) the Restriction shall lapse and be of no further force or effect on the date of a Change in Control, as such term is defined in the Corporation’s 2004 Stock Option Plan.
      Section 4.4     Date of Issuance. The date of issuance of Common Stock issued pursuant to this Article 4 (the “Issue Date”) shall be December 31 for any year as to which a Non-Employee Director has made a stock election as described in Section 4.1 hereof, or if December 31 is not a business day for the Corporation’s transfer agent, on the last business day of the Corporation’s transfer agent prior to December 31. As of the Issue Date, a certificate for the total number of vested shares in his or her account on the Issue Date shall be issued to such Electing Director subject to the other terms and conditions of this Plan and at that time, the balance in each Electing Director’s Stock Account shall be debited by the number of shares issued. Notwithstanding the foregoing, if a Non-Employee Director ceases to be a director for any reason when there are shares accrued to such director’s Stock Account, certificates for such shares shall be issued within 60 days of the date such Non-Employee Director ceases to be a director and the date such shares are issued shall be the Issue Date of such shares.
      Section 4.5     Method of Election. A Non-Employee Director who wishes to make a Stock Election must deliver to the Secretary of the Corporation a written irrevocable election specifying the Elected Amount by January 31 of the calendar year to which the Stock Election relates (or at such other time required under rules established by the Board).

ARTICLE 5
Restricted Stock and Restricted Stock Units
      Section 5.1     Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Board of Directors, at any time and from time to time, may grant shares of Restricted Stock and/or Restricted Stock Units, as such terms are defined below, to participants in such amounts and upon such terms and conditions as the Board shall determine; provided, however, that no grant of Restricted Stock or of any Restricted Stock Unit shall in any event vest more than 1/3 per year for each of the first three years following the date of grant. “Restricted Stock” means an award of Common Stock subject to forfeiture based on the passage of time, the achievement of performance goals, and/or upon the occurrence of other events as determined by the Board in its discretion, granted subject to the terms of this Plan. “Restricted Stock Unit” means an award denominated in units whose value is derived from Common Stock and which is subject to forfeiture based on the passage of time, the achievement of performance goals, and/or upon the occurrence of other events as determined by the Board in its discretion, granted subject to the terms of this Plan.
      Section 5.2     Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement duly executed by the Corporation and the Non-Employer Director to whom the award is granted that shall specify the period(s) and types of restrictions, the number of shares of Restricted Stock or the number of Restricted Stock Units granted, and any such other provisions as the Board shall determine.
      Section 5.3     Other Restrictions.

(a) The Board shall impose, in the Award Agreement at the time of grant or anytime thereafter, such other conditions and/or restrictions on any shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that participants pay a stipulated purchase price for each share of Restricted Stock or each Restricted Stock Unit, that specific performance goals be obtained, the imposition of time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares by the Corporation upon vesting of such Restricted Stock or Restricted Stock Units. Except as otherwise provided in this Article 5 or the applicable award agreement, shares of Restricted Stock covered by each Restricted Stock award shall become freely transferable by the participant, subject to compliance with applicable laws, after all conditions and restrictions applicable to such shares have been satisfied or lapse.

(b) Common Stock subject to a Restricted Stock award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date it is vested, and except as otherwise specified by the Board, Restricted Stock Units may not be transferred.

(c) Each certificate issued in respect of Common Stock pursuant to a Restricted Stock award shall be registered in the name of the Non-Employee Director and deposited with the Corporation until such time as all restrictions have lapsed.
      Section 5.4     Certificate Legend. In addition to any other legends placed on certificates, each certificate representing shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following:

The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the SYSCO Corporation 2005 Non-Employee Directors Stock Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from SYSCO Corporation.
      Section 5.5     Voting Rights. To the extent required by law, participants in whose names shares of Restricted Stock granted hereunder shall be issued, shall be granted the right to exercise full voting rights with respect to those shares during the period of restriction. A participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

      Section 5.6     Dividends and Other Distributions. During the period of restriction, participants holding shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Board so determines, be credited with dividends paid with respect to the underlying shares or dividend equivalents while they are so held in a manner determined by the Board in its sole discretion. The Board may apply any restrictions to the dividends or dividend equivalents that the Board deems appropriate. The Board, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, unrestricted Common Stock, Restricted Stock, or Restricted Stock Units.
      Section 5.7     Payment in Consideration of Restricted Stock Units. When and if Restricted Stock Units become payable, a participant having received the grant of such units shall be entitled to receive payment from the Corporation in cash, shares of Common Stock of equivalent value (based on the Fair Market Value thereof), in some combination thereof, or in any other form determined by the Board in its sole discretion. The Board’s determination regarding the form of payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the Restricted Stock Unit.
ARTICLE 6
Miscellaneous
      Section 6.1     Cessation of Service. Except as set forth below and unless otherwise determined by the Board, upon cessation of service as a Non-Employee Director (for reasons other than death), all Options, whether or not exercisable at the date of cessation of service, and all unvested Restricted Stock, Restricted Stock Units and Retainer Stock Awards shall be forfeited by the grantee; provided, however, that, unless otherwise determined by the Board, if (a) any Non-Employee Director serves out his/her term but does not stand for re-election at the end thereof or (b) any Non-Employee Director shall retire from service on the Board (for reasons other than death) prior to the expiration of his or her term and on or after the date he or she attains age 71, such grantee’s Options, Restricted Stock, Restricted Stock Units and Retainer Stock Awards shall remain in effect, vest, become exercisable and expire as if the grantee had remained a Non-Employee Director of the Corporation. The status of Elected Shares and Additional Shares shall be governed by Section 4.3.
      Section 6.2     Death. Upon the death of a Non-Employee Director, all unvested Options held by him or her will vest immediately and may be exercised by his or her estate, or by the person to whom such right devolves from the Non-Employee Director by reason of his or her death, at any time within three years after the date of the Non-Employee Director’s death, but in no event later than the original termination date of the Option. In no event may an Option be exercised after three years following the holder’s death. In addition, all unvested Restricted Stock, Restricted Stock Units and Retainer Stock Awards shall vest and all restrictions with respect to Additional Shares shall lapse.
      Section 6.3     Administration. This Plan shall be administered by the Board of Directors of the Corporation. This Plan may be terminated or amended by the Board of Directors as they deem advisable. The Board may delegate its authority hereunder to the Non-Employee Directors, or to any two or more thereof.
      Section 6.4     Amendments. No amendment may revoke or alter in a manner unfavorable to the grantees any Options, Restricted Stock, Restricted Stock Units, Retainer Stock Awards or Elected Shares then outstanding, and no amendment, unless approved by Corporation stockholders, can increase the number of shares authorized for issuance hereunder, in total or pursuant to any award type, modify the method by which the Option exercise price is determined or allow for the “repricing” of any Option issued hereunder, as such term is used in rules established by the New York Stock Exchange.
      Section 6.5     Term. No Option, Restricted Stock, Restricted Stock Unit, Retainer Stock Award, Elected Shares or Additional Shares may be issued under this Plan after that date which is five years from the date of stockholder approval of this Plan, but Options granted prior to that date shall continue to become exercisable and may be exercised according to their terms, Restricted Stock, Restricted Stock Units, and Retainer Stock Awards granted prior to that date shall continue to vest in accordance with their terms, and dividend equivalents may be paid in accordance with the terms thereof, and Additional Shares shall continue to be subject to the provisions hereof. This Plan shall be effective on that date that it is approved by the stockholders of the Corporation.
      Section 6.6     No Other Rights. Except as provided in this Plan, no Non-Employee Director shall have any claim or right to be granted or issued an Option, Restricted Stock Award, Restricted Stock Unit, Retainer Stock Award, Elected Shares or Additional Shares under this Plan. Neither this Plan nor any actions hereunder shall be construed as giving any Director any right to be retained in the service of the Corporation.
      Section 6.7     Prior Plan. This Plan supersedes the Corporation’s existing Non-Employee Directors Stock Plan (the “Prior Directors Plan”). No further Options, Retainer Stock Awards, Elected Shares or Additional Shares will be granted under the Prior Directors Plan following approval of this Plan by the Corporation’s Stockholders, but Options granted prior to that date shall continue to become exercisable and may be exercised according to their terms, Retainer Stock Awards granted prior to that date shall continue to vest in accordance with their terms and Additional Shares shall continue to be subject to the provisions thereof.

SYSCO-PS-05

ELECTION TO OBTAIN FUTURE MATERIALS
OF SYSCO CORPORATION
ELECTRONICALLY INSTEAD OF BY MAIL
     SYSCO stockholders may elect to receive future materials through the Internet instead of by mail. SYSCO is offering this service to provide added convenience to its stockholders and to reduce printing and mailing costs.
     To take advantage of this option, stockholders must subscribe to one of the various commercial services that offer access to the Internet. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by the stockholder.
     To elect this option, go to www.econsent.com/syy. You will be asked to enter the eleven-digit Account Number located in the second group of numbers appearing beneath the perforation line on the reverse side. Stockholders who elect this option will be notified each year by e-mail how to access the proxy materials and how to vote their shares on the Internet.
     If you consent to receive the Company’s future materials electronically, your consent will remain in effect unless it is withdrawn. You may withdraw your consent by contacting our Transfer Agent at 1-800-730-4001 or go to www.econsent.com/syy.
You may access the SYSCO Corporation annual report and proxy statement at:
www.sysco.com
PROXY
SYSCO CORPORATION
Proxy for the Annual Meeting of Stockholders
November 11, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby constitutes and appoints Richard J. Schnieders and John K. Stubblefield, Jr., and each of them jointly and severally, proxies, with full power of substitution, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sysco Corporation to be held on Friday, November 11, 2005 at 10:00 a.m., at The Houstonian Hotel, 111 North Post Oak Lane, Houston, Texas 77024, or any adjournment thereof.
     The undersigned acknowledges receipt of the notice of annual meeting and proxy statement, each dated October 3, 2005, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned’s name, place and stead. The undersigned instructs said proxies, or any of them, to vote as set forth on the reverse side.
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

SYSCO CORPORATION
c/o Computershare
P.O. Box 8694
Edison, NJ 08818-8694
Your vote is important. Please vote immediately.

Vote by Internet	Vote by Telephone

Log on to the Internet and go to	Call toll free 1-877-PRX-VOTE (1-877-779-8683)
http://www.eproxyvote.com/syy
If you vote over the Internet or by telephone, please do not mail your card.
Proxies voted by Telephone or Internet must be received by
11:59 P.M. EST — November 10, 2005

Please Mark
☒	Votes As In
This Example

The Board of Directors recommends a vote “FOR” Proposal 1.

1.	Election of four directors in Class I

NOMINEES: (01) Judith B. Craven, (02) Richard G. Merrill, (03) Phyllis S. Sewell, and (04) Richard G. Tilghman.

	FOR ☐	WITHHELD ☐
	ALL	FROM ALL
	NOMINEES	NOMINEES

☐

For all nominees except as noted above.
The Board of Directors recommends a vote “FOR” Proposals 2, 3, 4 and 5.
2. Approval of Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Accountants for Fiscal 2006.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3. Approval of the 2005 Management Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4. Approval of the payment of compensation to certain executive officers under the 2000 Management Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code.

☐ FOR	☐ AGAINST	☐ ABSTAIN
5. Approval of the 2005 Non-Employee Directors Stock Plan

☐ FOR	☐ AGAINST	☐ ABSTAIN

All proxies signed and returned will be voted in accordance with your instructions. Those with no choice indicated will be voted “FOR” Proposals 1, 2, 3, 4 and 5, and in the discretion of the proxy holder on any other matter that may properly come before the meeting and any adjournment or postponement of the Annual Meeting.
MARK HERE FOR ADDRESS       ☐
CHANGE AND NOTE AT LEFT
Please sign, date and return promptly. No postage required if this proxy is returned in the enclosed envelope and mailed in the United States. Please sign as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If signer is a corporation, please sign with the full corporation name by authorized officer or officers.

Signature:	Date:

Signature:	Date:

APPENDIX A
SYSCO CORPORATION
2000 MANAGEMENT INCENTIVE PLAN
     This Sysco Corporation 2000 Management Incentive Plan (the “Plan”) was adopted by unanimous action of the Plan Compensation Committee (as hereinafter defined) of Sysco Corporation (the “Company”) on May 9, 2000, and by the Board of Directors of the Company (the “Board of Directors”) on May 10, 2000.
1. Statement of Principle
     The purpose of the Plan is to reward (i) certain key management personnel for outstanding performance in the management of the divisions or subsidiaries (as hereinafter defined) of the Company and (ii) certain corporate personnel for managing the operations of the Company as a whole and/or managing the operations of certain Subsidiaries (as hereinafter defined). For purposes of the Plan, the term “Subsidiary” means (a) any corporation which is a member of a “controlled group of corporations” which includes the Company, as defined in Code Section 414(b), (b) any trade or business under “common control” with the Company, as defined in Code Section 414(c), (c) any organization which is a member of an “affiliated service group” which includes the Company, as defined in Code Section 414(m), (d) any other entity required to be aggregated with the Company pursuant to Code Section 414(o), and (e) any other organization or employment location designated as a “Subsidiary” by resolution of the Board of Directors. Except as otherwise provided in Section 8 hereof, the total number of shares of Sysco Common Stock, $1.00 par value (“Common Stock”), which may be awarded pursuant to the Plan shall not exceed four million shares. All references to periods in the Plan are to fiscal periods unless otherwise specifically noted. Nothing in the Plan shall be deemed to affect incentive bonuses paid or to be paid to participants under any predecessor management incentive plan for fiscal years prior to the Company’s 2001 fiscal year.
2. Plan Compensation Committee
     The Board of Directors has established a committee (the “Plan Compensation Committee”) which is charged with structuring, proposing the implementation of, and implementing the terms and conditions of, the Plan. The Plan Compensation Committee shall, at all times, consist of two or more directors of the Company. The Plan Compensation Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto) including without limitation the manner of determining financial and accounting concepts discussed in the Plan; to otherwise supervise the administration of the Plan; and, except as to the application of the Plan to Senior Executive Participants (as defined in Section 3 below), to delegate such authority provided to it hereunder as it may deem necessary or appropriate to the Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer and any Executive Vice President, and any of them individually. All decisions made by the Plan Compensation Committee pursuant to the provisions of the Plan shall be made in the Plan Compensation Committee’s sole discretion and shall be final and binding on all persons, including the Company and Participants (hereinafter defined). Each director while a member of the Plan Compensation Committee shall (i) meet the definition of “disinterested person” contained in Rule 16b-3 promulgated pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and (ii) be an “outside director,” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), any regulations interpreting Section 162(m) of the Code, or any other applicable administrative or judicial pronouncements pertaining thereto.
3. Participants
     The participants in the Plan for a fiscal year shall be designated by the Plan Compensation Committee from the persons who are employed by any Subsidiary or the Company, in the following capacities (Subsidiary Participants, Corporate Participants, Designated Participants and Senior Executive Participants are referred to collectively as “Participants” or individually as a “Participant”):

Subsidiary Participants - Persons who serve as an officer of a Subsidiary.

Corporate Participants - Persons who serve as an officer of the Company who are also employees of the Company or a Subsidiary.

Designated Participants - Persons other than Corporate Participants or Subsidiary Participants who are employed by a Subsidiary or by the corporate office of the Company who are designated by the Plan Compensation Committee from time to time.

Senior Executive Participants - Persons who are “covered employees” of the Company within the meaning of Code Section 162(m) and Treasury Regulation 1.162-27(c)(2) (or any successor statute or regulation section, or any administrative interpretation thereof) (the “Executive Compensation Provisions”) during a fiscal year of the Company and who have been designated by the Plan Compensation Committee as Corporate, Subsidiary or Designated Participants in the Plan for such fiscal year. If a Participant is both a Senior Executive Participant and a Corporate, Subsidiary or Designated Participant during a fiscal year as a result of the application of the Executive Compensation Provisions, he or she shall be considered a Senior Executive Participant, and not a Corporate, Subsidiary or Designated Participant, during such fiscal year, and shall be subject to any and all restrictions applicable to Senior Executive Participants hereunder during such fiscal year.
     To the extent possible, the Plan Compensation Committee shall designate Participants in the Plan prior to the commencement of the fiscal year in which such designated Participants will be entitled to a bonus under the Plan, or as soon as practicable during the fiscal year in which a person first becomes eligible to be a Participant. Once designated as a Participant, the Plan Compensation Committee can remove an employee as a Participant with or without cause at any time and the Participant shall not be entitled to any bonus under the Plan for the year in which he or she is removed regardless of when during such year he or she is removed.
4. Method of Operation
     The bonus which a Participant can earn is based (i) on the performance of the Company as a whole and (ii) (A) (as to Subsidiary Participants and possibly Designated Participants) either the performance of the Subsidiary which employs such Participant or the performance of the Subsidiary designated by the Plan Compensation Committee as the Subsidiary by reference to which the bonus is to be determined and (B) (as to Corporate and possibly Designated Participants), the performance of a select group of Subsidiaries, subject to the discretion of the Plan Compensation Committee to formulate a different bonus structure as to any Participant, other than Senior Executive Participants. The bonus is calculated with respect to an entire fiscal year and, if earned, shall be paid in accordance with Section 6 hereof.
     (A) Subsidiary Participants and Certain Senior Executive Participants.
     With respect to each Subsidiary Participant and each Senior Executive Participant who would be a Subsidiary Participant but for the application of the Executive Compensation Provisions, a portion of the bonus may depend upon the return on capital and/or increase in pretax earnings of the Subsidiary employing such Participant; a portion of the bonus may depend upon the return on stockholder’s equity and increase in earnings per share of the Company as a whole; and a portion of the bonus may depend upon any one or more of the following performance factors: (i) sales of the Company and/or one or more Subsidiaries, (ii) pretax earnings of the Company, (iii) net earnings of the Company and/or one or more Subsidiaries, (iv) control of operating and/or nonoperating expenses of the Company and/or one or more Subsidiaries, (v) margins of the Company and/or one or more Subsidiaries, (vi) market price of the Company’s securities, and (vii) other objectively measurable factors directly tied to the performance of the Company and/or one or more Subsidiaries. The relative weights of the factors considered and the percentages of the total bonus comprised by the portion of the bonus determined with respect to the Subsidiary employing the Participant or the Subsidiary designated by the Plan Compensation Committee as the Subsidiary by reference to which the

2

Bonus is to be determined and the portion of the bonus determined with respect to the Company shall be determined by the Plan Compensation Committee in its sole discretion. Notwithstanding the foregoing, the Plan Compensation Committee may alter the bonus formula with respect to any such Participant by changing the performance targets as determined in the sole discretion of the Committee; provided, however, the Committee cannot change the performance targets after the first ninety (90) days of the fiscal year with respect to Senior Executive Participants.
     In addition to the bonus calculated in accordance with the first paragraph of Section 4(A) above, a Subsidiary Participant may also be entitled to an additional bonus (“Additional Bonus”) if awarded by the Plan Compensation Committee in its sole discretion. The Additional Bonus may be established by the Plan Compensation Committee at one or more times during such fiscal year or within ninety (90) days following the end of such fiscal year based on such criteria as the Plan Compensation Committee may develop in its sole discretion.
     (B) Corporate Participants and Certain Senior Executive Participants.
     With respect to a Corporate Participant or Senior Executive Participant who would be a Corporate Participant but for the application of the Executive Compensation Provisions and subject to the further adjustments and additions provided for in the Plan, a portion of the bonus may depend upon the return on stockholder’s equity and increase in earnings per share of the Company; a portion of the bonus may depend upon the return on capital of one or more of the Subsidiaries and/or the increase in pretax earnings of one or more of the Subsidiaries; and a portion of the bonus may depend upon any one or more of the following performance factors: (i) sales of the Company and/or one or more Subsidiaries, (ii) pretax earnings of the Company, (iii) net earnings of the Company and/or one or more Subsidiaries, (iv) control of operating and/or nonoperating expenses of the Company and/or one or more Subsidiaries, (v) margins of the Company and/or one or more Subsidiaries, (vi) market price of the Company’s securities, and (vii) other objectively measurable factors directly tied to the performance of the Company and/or one or more Subsidiaries. The relative weights of the factors considered and the percentage of the total bonus comprised by the portion of the bonus determined with respect to the Subsidiaries of the Company and the portion determined with respect to the Company shall be determined by the Plan Compensation Committee in its sole discretion. Notwithstanding the foregoing, the Plan Compensation Committee may alter the bonus formula with respect to any such Participant by changing the performance targets as determined in the sole discretion of the Committee; provided, however, the Committee cannot change the performance targets after the first ninety (90) days of the fiscal year with respect to Senior Executive Participants.
     (C) Designated Participants.
     The Plan Compensation Committee may formulate a bonus structure for each Designated Participant which is based on performance factors determined by the Plan Compensation Committee in its sole discretion. The bonus structure for any Designated Participant may be similar to or may vary materially from the bonus structure for Corporate Participants or Subsidiary Participants.
     (D) General Rules Regarding Bonus Calculation.
     In determining whether or not the results of operations of a Subsidiary or Subsidiaries or the Company for a given fiscal year result in a bonus, generally accepted accounting principles shall be applied on a basis consistent with prior periods, and such determination shall be based on the calculations made by the Company and binding on each Participant. Except as provided in Section 10 as to Senior Executive Participants, there is no limit to the bonus that can be obtained. Prior to payment of the bonus to Senior Executive Participants, the Plan Compensation Committee shall certify that the performance goals and other material terms of the Plan have been achieved with respect to the Senior Executive Participants.

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5. No Employment Arrangements Implied
     Nothing herein shall imply any right of employment for a Participant and if a Participant is terminated, voluntarily or involuntarily, with or without cause, prior to the end of a given fiscal year, such Participant shall not be entitled to any bonus for such fiscal year regardless of whether or not such bonus had been or would have been earned in whole or in part, but any unpaid bonus earned with respect to a prior fiscal year shall not be affected.
6. Payment
     Within ninety (90) days following the end of each fiscal year, the Company shall determine the amount of any bonus earned by each Participant pursuant to the provisions of Section 4 above. Such bonus shall be payable in cash unless the Participant has given notice to the Plan Compensation Committee within ninety (90) days after the commencement of such fiscal year that such Participant has elected the option provided in Section 6(A) below. The amount of any bonus that a Participant is entitled to receive for a fiscal year shall be determined as of the last day of such fiscal year and each Participant shall be deemed to have constructively received his or her bonus (including the value of the shares of stock if he or she elects to receive a portion of his or her bonus in stock) as of the last day of such fiscal year notwithstanding the fact that it may be paid or delivered to him or her thereafter.
     (A) Each Participant shall be entitled to receive, in increments of 5%, up to 40% of his or her bonus in shares of Common Stock (with the exact percent fixed by the Participant) with such shares to be valued at the closing price of the Common Stock on the primary securities exchange on which such stock is traded on the last trading day of such fiscal year. Such election shall be made no later than ninety (90) days after the beginning of the fiscal year in respect of which the bonus is to be calculated and once made shall be irrevocable for such fiscal year. If the Participant elects to receive such shares, the Participant shall receive as additional compensation an additional number of shares of Common Stock equal to 50% of the number of shares received by reason of this election (the “Additional Shares”), plus the Additional Cash Bonus (as defined in Section 6(B) below). For example, if a Participant earns a $10,000 bonus and the Common Stock is selling at $50 per share, and the Participant elects to receive 40% of the bonus in the form of Common Stock in a timely manner, the Participant would receive $6,000 plus 120 shares of Common Stock (80 shares pursuant to his or her election, plus 40 Additional Shares), plus the Additional Cash Bonus (as defined in Section 6(B) below).
     (B) If a Participant elects to receive Common Stock in accordance with Section 6(A) above, he or she shall also receive, as an additional bonus pursuant to the Plan, a cash amount equal to the value of the Additional Shares (which shall be the aggregate closing price of the Additional Shares on the last trading day of such fiscal year), multiplied by the effective tax rate applicable to the Company for the fiscal year for which the bonus is calculated, as described in the “Summary of Accounting Policies” section of the Company’s annual report to the Securities and Exchange Commission on Form 10-K for such fiscal year (the “Additional Cash Bonus”).
7. Recapitalization of Company
     In the event of a recapitalization of the Company or its merger into or consolidation with another corporation occurring during the fiscal year, a Participant shall be entitled to receive such securities which he or she would have been entitled to receive had he or she been a shareholder of the Company holding shares pursuant to the Plan at the time of such recapitalization, merger or consolidation. In the event of a stock split, stock dividend or combination of shares with respect to the Common Stock of the Company after the determination of the number of shares to which a Participant is entitled but before delivery of such shares to the Participant, then the number of shares that such Participant shall be entitled to receive shall be proportionately adjusted.

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8. Investment Representation and Restrictions on the Stock and Right of Repurchase by the Company
     (A) The shares to be issued to a Participant may be unregistered, at the option of the Company, and in such event the Participant shall execute an investment letter in form satisfactory to the Company, which letter shall contain an agreement that the Participant will not sell, transfer, give or otherwise convey any of such shares for a period of two years from the date on which such shares were issued to the Participant, except in the event of the Participant’s death or termination of employment due to disability or retirement under normal Company benefit plans, but then only in accordance with the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, and the shares shall bear a legend reflecting the investment representation and the unregistered status of the shares.
     (B) If the shares to be issued to a Participant are registered pursuant to the registration provisions of the Securities Act of 1933, as amended, then the Participant shall enter into an agreement at the time of issuance of such shares that the Participant will not sell, transfer, give or otherwise convey any of such shares for a period of two years from the date on which such shares were issued to the Participant, except in the event of death or termination of employment due to disability or retirement under the normal Company benefit plans, and such shares shall bear a legend reflecting the terms of such restriction.
     (C) If a Participant’s employment is terminated at any time within the first twelve month period following the issuance of shares for any reason, with or without cause, other than the Participant’s death or termination of employment due to disability or retirement under normal Company benefit plans, then upon demand of the Company made in writing within thirty (30) days from the date of termination, such Participant will sell to the Company all of the stock issued to the Participant within the twelve months preceding the date of termination at a purchase price equal to the lower of the then market price of the stock as hereinafter determined or the price at which the stock was valued for purposes of issuing it pursuant to the Plan. If a Participant’s employment is terminated after one year but before two years from the date on which any shares of Common Stock were issued to Participant pursuant to the Plan, on the demand of the Company made in writing within thirty (30) days from the date of termination, such Participant will sell to the Company, in addition to the shares he or she may be required to sell under the preceding sentence, 50% of the stock issued to the Participant within twenty-four months but more than twelve months preceding the date of termination at a purchase price equal to the lower of the then market price of the stock as hereinafter determined, or the price at which the stock was valued for purposes of issuing it pursuant to the Plan. The market price of the Common Stock shall be deemed to be the closing price of such stock on the primary securities exchange on which such stock is traded on the date of termination; and if such stock did not trade on such date, then on the next day on which it does trade. The shares of Common Stock issued under the Plan shall bear a legend reflecting these restrictions.
9. Amendments and Termination
     The Plan may be amended at any time by the Board of Directors and any such amendment shall be effective as of commencement of the fiscal year during which the Plan is amended, regardless of the date of the amendment, unless otherwise stated by the Board of Directors. The Plan may be terminated at any time by the Board of Directors and termination will be effective as of the commencement of the fiscal year in which such action to terminate the Plan is taken.
10. Overall Limitation upon Payments under Plan to Senior Executive Participants
     Notwithstanding any other provision in the Plan to the contrary, in no event shall any Senior Executive Participant be entitled to a bonus amount for any fiscal year (which bonus amount shall include, if applicable, the value of the Additional Shares (as defined in Section 6(A) above, and the Additional Cash Bonus (as defined in Section 6(B) above)) in excess of one percent (1%) of the Company’s earnings before income taxes as publicly disclosed in the “Consolidated Results of Operations” section of the Company’s annual report to the Securities and Exchange Commission on Form 10-K for such fiscal year.

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APPENDIX B
[date]
PERSONAL AND CONFIDENTIAL
[Name]
[Street Address]
[City, State Zip]
     RE: Fiscal 2006 Bonus
Dear [Grantee]:
     In recognition of your long-term commitment to Sysco Corporation (“SYSCO”) and its customers and of your expected future contributions to our corporate financial objectives, you have been granted an opportunity to earn a performance bonus for fiscal year 2006 under the SYSCO Corporation 2000 Management Incentive Plan (the “Plan”). You will not receive any bonus unless SYSCO achieves an Increase in Earnings Per Share of at least ___% (“Target A”) and achieves a Return on Stockholders’ Equity of at least ___% (“Target B”). If Target A and Target B have been met, then subject to the further adjustments and additions provided for elsewhere in the Plan and this Agreement, a portion of your bonus (“Part A”) will depend upon the results of the Operations of SYSCO as shown on Table A attached hereto, and the balance of your bonus (“Part B”) will depend on the number of Subsidiaries obtaining or exceeding ___% Return on Capital (“Target C”).
Part A Bonus Calculation
Part A of any bonus you may earn will be equal to the product of:
(i) 70% of your annual base salary in effect at the fiscal year end (“Base Salary”); and
(ii) the appropriate percentage shown on Table A which coincides with the appropriate Increase in Earnings per Share and Return on Stockholder’s Equity for SYSCO as a whole.
Part B Bonus Calculation
     Subject to the further adjustments and additions provided for in this Agreement, Part B of any bonus you may earn will be calculated by determining the number of Subsidiaries of SYSCO that have attained or exceeded Target C. If a minimum of 15 Subsidiaries have obtained or exceeded Target C, and all Subsidiaries which have obtained or exceeded Target C employ at least 50% or more of the aggregate of the Total Capital of all Subsidiaries, then you will be entitled to receive an additional bonus equal to:
(i) 9% of your Base Salary for the first 15 Subsidiaries which obtain or exceed such a Return on Capital; plus

[date]

(ii) an additional 1 1/2% of your Base Salary for each additional Subsidiary which obtains or exceeds Target C.
By way of example, if 23 Subsidiaries (which, in the aggregate, employ 51% of the Total Capital of all Subsidiaries) obtain or exceed Target C, you will receive a bonus equal to the product of (i) your Salary Percentage and (ii) 21% of your Base Salary (9% for the performance of the first 15 Subsidiaries in the group, and 12% for the performance of the additional eight Subsidiaries in the group).
Maximum Bonus Amounts
     Although Table A has only been calculated to 370%, the “grid” shall be deemed to continue to increase in the same ratios as set forth. However, notwithstanding the foregoing and any other provision in this Agreement to the contrary, your bonus amount for fiscal 2006 (including, if applicable, the value of any Additional Shares and Additional Cash Bonus) cannot exceed 1% of SYSCO’s earnings before income taxes as publicly disclosed in the “Consolidated Results of Operations” section of SYSCO’s annual report to the Securities and Exchange Commission on Form 10-K for fiscal year 2006.
General Rules Regarding Bonus Calculation
     In determining whether or not the results of operations of a Subsidiary or SYSCO result in a bonus, SYSCO’s accounting practice and generally accepted accounting principles shall be applied on a basis consistent with prior periods, and such determination shall be based on the calculations made by SYSCO, approved by the Compensation and Stock Option Committee of SYSCO’s Board of Directors (“Plan Compensation Committee”) and binding on you.
Tax Law Changes
     If the Internal Revenue Code is amended during the fiscal year and, as a result of such amendment(s), the effective tax rate applicable to the earnings of SYSCO (as described in the “Summary of Accounting Policies” section of SYSCO’s annual report to the Securities and Exchange Commission on Form 10-K) changes during the year, the calculation of the net after-tax earnings per share of SYSCO for fiscal 2006 shall be made as if such rate change had not occurred during 2006.
Payment
     Within 90 days following the end of each fiscal year, SYSCO shall determine and the Plan Compensation Committee shall approve the amount of any bonus earned by you under this Agreement. Such bonus shall be payable in the manner, at the times and in the amounts provided in the Plan.
Definitions
     The capitalized terms in this document have the meaning ascribed to them in the Glossary attached hereto. Any capitalized terms not included in the Glossary have the meanings ascribed to them in the Plan.

[date]

Additional Documents
     Enclosed for your review are copies of the Plan document and other explanatory materials. All of the enclosed documents are important legal documents that should be reviewed carefully and kept in a safe place. Please complete the enclosed forms as soon as possible, and return them to Connie Brooks.
     Thank you for your hard work and service. Your efforts, which are an integral part of SYSCO’s growth and progress, are deeply appreciated. If you should have any questions about your bonus opportunity or the Plan, please contact Mike Nichols.

Sincerely,

Richard J. Schnieders
Chairman, CEO and President

Enclosures cc:

Accepted and Agreed:

Name

Date

GLOSSARY
     1. Total Capital — for any Subsidiary, the sum of the following components:
(a) Stockholders’ equity — the average of the amounts outstanding for such Subsidiary at the end of each quarter for which the computation is being made (quarterly average basis).
(b) Long-term debt — the average of the long-term portion of debt of such Subsidiary outstanding at the end of each quarter for which the computation is being made (quarterly average basis).
(c) Intercompany borrowings — the average of the amount outstanding at the end of each day during the period for which the computation is being made (daily average basis).
(d) Average patronage dividend receivable — the average of the amount outstanding at the end of each period for which the computation is being made (monthly average basis).
(e) Adjustments — amounts allocated to capital with respect to (i) fixed rate intercompany loans, (ii) capitalized leases, and (iii) below market plant and equipment costs.
     2. Return on Capital — the Return on Capital for any Subsidiary is expressed as a percentage and is computed by dividing the Subsidiary’s pretax earnings (the calculation of which does not include gain on the sale of fixed assets and intercompany interest income and is subject to adjustment to include taxes that would have been included but for the timing of any tax deferrals so that results are consistent with fiscal 2005) by the Subsidiary’s Total Capital.
     3. Return on Stockholders’ Equity — expressed as a percentage and computed by dividing the Company’s net after-tax earnings for fiscal 2006 by the Company’s average stockholders’ equity at the end of each quarter during the year.
     4. Increase in Earnings Per Share — expressed as a percentage increase of the net after-tax earnings per share for fiscal 2006 over the net after-tax earnings per share for fiscal 2005.
     5. Quarterly Averages — In determining the average amount outstanding of stockholders’ equity, long-term debt and adjustments above, and the quarterly average stockholders’ equity, such averages shall be determined by dividing five (5) into the sum of the amounts outstanding of the relevant category at the end of each of the four quarters of the fiscal year plus the amount outstanding of the relevant category at the beginning of the fiscal year.
Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

TABLE A

	PERCENTAGE INCREASE IN EARNINGS PER SHARE:
Return on
Equity:	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%
___%	20	24	28	45	50	55	60	65	70	75	80	85	90	100	110	120	130	140	150	160	170	180	190	200

___%	27	31	35	55	60	65	70	75	80	85	90	95	100	110	120	130	140	150	160	170	180	190	200	210

___%	34	38	42	65	70	75	80	85	90	95	100	105	110	120	130	140	150	160	170	180	190	200	210	220

___%	41	45	49	75	80	85	90	95	100	105	110	115	120	130	140	150	160	170	180	190	200	210	220	230

___%	48	52	56	85	90	95	100	105	110	115	120	125	130	140	150	160	170	180	190	200	210	220	230	240

___%	55	59	63	95	100	105	110	115	120	125	130	135	140	150	160	170	180	190	200	210	220	230	240	250

___%	62	66	70	105	110	115	120	125	130	135	140	145	150	160	170	180	190	200	210	220	230	240	250	260

___%	69	73	77	115	120	125	130	135	140	145	150	155	160	170	180	190	200	210	220	230	240	250	260	270

___%	76	80	84	125	130	135	140	145	150	155	160	165	170	180	190	200	210	220	230	240	250	260	270	280

___%	83	87	91	135	140	145	150	155	160	165	170	175	180	190	200	210	220	230	240	250	260	270	280	290

___%	90	94	98	145	150	155	160	165	170	175	180	185	190	200	210	220	230	240	250	260	270	280	290	300

___%	97	101	105	155	160	165	170	175	180	185	190	195	200	210	220	230	240	250	260	270	280	290	300	310

___%	104	108	112	165	170	175	180	185	190	195	200	205	210	220	230	240	250	260	270	280	290	300	310	320

___%	111	115	119	175	180	185	190	195	200	205	210	215	220	230	240	250	260	270	280	290	300	310	320	330

___%	118	122	126	185	190	195	200	205	210	215	220	225	230	240	250	260	270	280	290	300	310	320	330	340

___%	125	129	133	195	200	205	210	215	220	225	230	235	240	250	260	270	280	290	300	310	320	330	340	350

___%	132	136	140	205	210	215	220	225	230	235	240	245	250	260	270	280	290	300	310	320	330	340	350	360

___%	139	143	147	215	220	225	230	235	240	245	250	255	260	270	280	290	300	310	320	330	340	350	360	370

APPENDIX C
[date]
PERSONAL AND CONFIDENTIAL
[Name]
[Street Address]
[City, State Zip]
RE:  Fiscal 2006 Bonus
Dear [Grantee]:
     In recognition of your long-term commitment to Sysco Corporation (“SYSCO”) and its customers and of your expected future contributions to our corporate financial objectives, you have been granted an opportunity to earn a performance bonus for fiscal year 2006 under the SYSCO Corporation 2000 Management Incentive Plan (the “Plan”).
     You will not receive any bonus unless SYSCO achieves an Increase in Earnings Per Share of at least ___% (“Target A”) and achieves a Return on Stockholders’ Equity of at least ___% (“Target B”). If Target A and Target B have been met, then subject to the further adjustments and additions provided for elsewhere in the Plan and this Agreement, a portion of your bonus (“Part A”) will depend upon the results of the Operations of SYSCO as shown on Table A attached hereto, and the balance of your bonus (“Part B”) will depend on the aggregate performance of the Subsidiaries that you supervise (the “Supervised Operations”).
Part A Bonus Calculation
Part A of any bonus you may earn will be equal to the product of:
(i) 35% of your annual base salary in effect at the fiscal year end (“Base Salary”); and
(ii) the appropriate percentage shown on Table A which coincides with the appropriate Increase in Earnings per Share and Return on Stockholder’s Equity for SYSCO as a whole.
Part B Bonus Calculation
     In calculating Part B of your bonus, the financial results of the Supervised Operations will be aggregated, and the Supervised Operations will be considered a single Subsidiary which has achieved such aggregated financial results. Part B of any bonus you may earn will be equal to the product of:
(i) the sum of:
a.	70% of the appropriate percentage shown on Table B which coincides for the Supervised Operations with the appropriate level of Return on Capital and Increase in Operating Pretax Earnings; and

[date]

b.	30% of the appropriate percentage shown on Table B which coincides for the Supervised Operations with the appropriate level of Return on Capital and Increase in Pretax Earnings; and
(ii) 70% of your Base Salary.
Maximum Bonus Amounts
     Although Tables A and B have only been calculated to 370% and 172%, respectively, the “grids” shall be deemed to continue to increase in the same ratios as set forth. However, notwithstanding the foregoing and any other provision in this Agreement to the contrary, your bonus amount for fiscal 2006 (including, if applicable, the value of any Additional Shares and Additional Cash Bonus) cannot exceed 1% of SYSCO’s earnings before income taxes as publicly disclosed in the “Consolidated Results of Operations” section of SYSCO’s annual report to the Securities and Exchange Commission on Form 10-K for fiscal year 2006.
General Rules Regarding Bonus Calculation
     In determining whether or not the results of operations of the Supervised Operations or SYSCO result in a bonus, SYSCO’s accounting practice and generally accepted accounting principles shall be applied on a basis consistent with prior periods, and such determination shall be based on the calculations made by SYSCO, approved by the Compensation and Stock Option Committee of SYSCO’s Board of Directors (“Plan Compensation Committee”) and binding on you.
Tax Law Changes
     If the Internal Revenue Code is amended during the fiscal year and, as a result of such amendment(s), the effective tax rate applicable to the earnings of SYSCO (as described in the “Summary of Accounting Policies” section of SYSCO’s annual report to the Securities and Exchange Commission on Form 10-K) changes during the year, the calculation of the net after-tax earnings per share of SYSCO for fiscal 2006 shall be made as if such rate change had not occurred during 2006.
Payment
     Within 90 days following the end of each fiscal year, SYSCO shall determine and the Plan Compensation Committee shall approve the amount of any bonus earned by you under this Agreement. Such bonus shall be payable in the manner, at the times and in the amounts provided in the Plan.
Definitions
     The capitalized terms in this document have the meaning ascribed to them in the Glossary attached hereto. Any capitalized terms not included in the Glossary have the meanings ascribed to them in the Plan.
Additional Documents
     Enclosed for your review are copies of the Plan document and other explanatory materials. All of the enclosed documents are important legal documents that should be reviewed carefully and kept in a safe place. Please complete the enclosed forms as soon as possible, and return them to Connie Brooks.

[date]

     Thank you for your hard work and service. Your efforts, which are an integral part of SYSCO’s growth and progress, are deeply appreciated. If you should have any questions about your bonus opportunity or the Plan, please contact Mike Nichols.
Sincerely,

Richard J. Schnieders
Chairman, CEO and President
Enclosures
cc: [                                ]
Accepted and Agreed:

Name

Date

GLOSSARY
     1. Total Capital — for any Subsidiary, the sum of the following components:
(a) Stockholders’ equity — the average of the amounts outstanding for such Subsidiary at the end of each quarter for which the computation is being made (quarterly average basis).
(b) Long-term debt — the average of the long-term portion of debt of such Subsidiary outstanding at the end of each quarter for which the computation is being made (quarterly average basis).
(c) Intercompany borrowings — the average of the amount outstanding at the end of each day during the period for which the computation is being made (daily average basis).
(d) Average patronage dividend receivable — the average of the amount outstanding at the end of each period for which the computation is being made (monthly average basis).
(e) Adjustments — amounts allocated to capital with respect to (i) fixed rate intercompany loans, (ii) capitalized leases, and (iii) below market plant and equipment costs.
     2. Return on Capital — the Return on Capital for any Subsidiary is expressed as a percentage and is computed by dividing the Subsidiary’s pretax earnings (the calculation of which does not include gain on the sale of fixed assets and intercompany interest income and is subject to adjustment to include taxes that would have been included but for the timing of any tax deferrals so that results are consistent with fiscal 2005) by the Subsidiary’s Total Capital.
     3. Return on Stockholders’ Equity — expressed as a percentage and computed by dividing the Company’s net after-tax earnings for fiscal 2006 by the Company’s average stockholders’ equity at the end of each quarter during the year.
     4. Increase in Earnings Per Share — expressed as a percentage increase of the net after-tax earnings per share for fiscal 2006 over the net after-tax earnings per share for fiscal 2005.
     5. Increase in Pretax Earnings — the Increase in Pretax Earnings is expressed as a percentage increase of the Supervised Operations’ pretax earnings for fiscal 2006 (the calculation of which does not include gain on the sale of fixed assets [discretionary provision removed]) compared to the greater of (a) the Supervised Operations’ actual pretax earnings for fiscal 2005 or (b) those pretax earnings which would have been required to have been earned by the Supervised Operations in fiscal 2005 in order to have obtained Target C.
     6. Increase in Operating Pretax Earnings — the Increase in Operating Pretax Earnings is expressed as a percentage increase of the Supervised Operations’ operating pretax earnings for fiscal 2006 (the calculation of which does not include gain on the sale of fixed assets [discretionary provision removed]) compared to the Supervised Operations’ operating pretax earnings for fiscal 2005.
     7. Quarterly Averages — In determining the average amount outstanding of stockholders’ equity, long-term debt and adjustments above, and the quarterly average stockholders’ equity, such averages shall be determined by dividing five (5) into the sum of the amounts outstanding of the relevant category at the end of each of the four quarters of the fiscal year plus the amount outstanding of the relevant category at the beginning of the fiscal year.
Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

TABLE A
PERFORMANCE OF SYSCO AS A WHOLE

Return
on	PERCENTAGE INCREASE IN EARNINGS PER SHARE:
Equity:
	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%	__%

___%	20	24	28	45	50	55	60	65	70	75	80	85	90	100	110	120	130	140	150	160	170	180	190	200

___%	27	31	35	55	60	65	70	75	80	85	90	95	100	110	120	130	140	150	160	170	180	190	200	210

___%	34	38	42	65	70	75	80	85	90	95	100	105	110	120	130	140	150	160	170	180	190	200	210	220

___%	41	45	49	75	80	85	90	95	100	105	110	115	120	130	140	150	160	170	180	190	200	210	220	230

___%	48	52	56	85	90	95	100	105	110	115	120	125	130	140	150	160	170	180	190	200	210	220	230	240

___%	55	59	63	95	100	105	110	115	120	125	130	135	140	150	160	170	180	190	200	210	220	230	240	250

___%	62	66	70	105	110	115	120	125	130	135	140	145	150	160	170	180	190	200	210	220	230	240	250	260

___%	69	73	77	115	120	125	130	135	140	145	150	155	160	170	180	190	200	210	220	230	240	250	260	270

___%	76	80	84	125	130	135	140	145	150	155	160	165	170	180	190	200	210	220	230	240	250	260	270	280

___%	83	87	91	135	140	145	150	155	160	165	170	175	180	190	200	210	220	230	240	250	260	270	280	290

___%	90	94	98	145	150	155	160	165	170	175	180	185	190	200	210	220	230	240	250	260	270	280	290	300

___%	97	101	105	155	160	165	170	175	180	185	190	195	200	210	220	230	240	250	260	270	280	290	300	310

___%	104	108	112	165	170	175	180	185	190	195	200	205	210	220	230	240	250	260	270	280	290	300	310	320

___%	111	115	119	175	180	185	190	195	200	205	210	215	220	230	240	250	260	270	280	290	300	310	320	330

___%	118	122	126	185	190	195	200	205	210	215	220	225	230	240	250	260	270	280	290	300	310	320	330	340

___%	125	129	133	195	200	205	210	215	220	225	230	235	240	250	260	270	280	290	300	310	320	330	340	350

___%	132	136	140	205	210	215	220	225	230	235	240	245	250	260	270	280	290	300	310	320	330	340	350	360

___%	139	143	147	215	220	225	230	235	240	245	250	255	260	270	280	290	300	310	320	330	340	350	360	370

TABLE B
PERFORMANCE OF SUPERVISED OPERATIONS

PERCENT
RETURN	PERCENTAGE INCREASE IN OPERATING PRETAX EARNINGS AND PRETAX EARNINGS
ON
CAPITAL	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%

___%	10	12	15	20	30	32	35	37	40	42	45	47	50	52	55	57	60	61	63	65	67	70

___%	15	17	20	25	40	42	45	47	50	52	55	57	60	62	65	67	70	71	73	75	77	80

___%	20	22	25	30	50	52	55	57	60	62	65	67	70	72	75	77	80	81	83	85	87	90

___%	25	27	30	35	60	62	65	67	70	72	75	77	80	82	85	87	90	91	93	95	97	100

___%	30	32	35	45	70	72	75	77	80	82	85	87	90	92	95	97	100	101	102	103	104	105

___%	35	37	40	50	80	82	85	87	90	92	95	97	100	101	102	103	105	106	107	108	109	110

___%	40	42	45	55	90	92	95	97	100	101	102	103	105	106	107	108	110	111	112	113	114	115

___%	45	47	50	65	100	101	102	103	105	106	107	108	110	111	112	113	115	116	117	118	119	120

___%	50	52	55	70	105	106	107	108	110	111	112	113	115	116	117	118	120	121	122	123	124	125

___%	52	55	60	75	110	111	112	113	115	116	117	118	120	121	122	123	125	126	127	128	129	130

___%	52	60	65	80	115	116	117	118	120	121	122	123	125	126	127	128	130	131	132	133	134	135

___%	54	62	70	85	120	121	122	123	125	126	127	128	130	131	132	133	135	136	137	138	139	140

___%	54	62	70	85	125	126	127	128	130	131	132	133	135	136	137	138	140	141	142	143	144	145

___%	56	64	75	90	130	131	132	133	135	136	137	138	140	141	142	143	145	146	147	148	149	150

TABLE B, Continued

PERCENT
RETURN	PERCENTAGE INCREASE IN OPERATING PRETAX EARNINGS AND PRETAX EARNINGS
ON
CAPITAL	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%	___%

___%	71	73	75	77	80	81	83	85	87	90	91	93	95	97	100	101	102	103	104	105	106	107

___%	81	83	85	87	90	91	93	95	97	100	101	102	103	104	105	106	107	108	109	110	111	112

___%	91	93	95	97	100	101	102	103	104	105	106	107	108	109	110	111	112	113	114	115	116	117

___%	101	102	103	104	105	106	107	108	109	110	111	112	113	114	115	116	117	118	119	120	121	122

___%	106	107	108	109	110	111	112	113	114	115	116	117	118	119	120	121	122	123	124	125	126	127

___%	111	112	113	114	115	116	117	118	119	120	121	122	123	124	125	126	127	128	129	130	131	132

___%	116	117	118	119	120	121	122	123	124	125	126	127	128	129	130	131	132	133	134	135	136	137

___%	121	122	123	124	125	126	127	128	129	130	131	132	133	134	135	136	137	138	139	140	141	142

___%	126	127	128	129	130	131	132	133	134	135	136	137	138	139	140	141	142	143	144	145	146	147

___%	131	132	133	134	135	136	137	138	139	140	141	142	143	144	145	146	147	148	149	150	151	152

___%	136	137	138	139	140	141	142	143	144	145	146	147	148	149	150	151	152	153	154	155	156	157

___%	141	142	143	144	145	146	147	148	149	150	151	152	153	154	155	156	157	158	159	160	161	162

___%	146	147	148	149	150	151	152	153	154	155	156	157	158	159	160	161	162	163	164	165	166	167

___%	151	152	153	154	155	156	157	158	159	160	161	162	163	164	165	166	167	168	169	170	171	172